                           ADVANTUS SERIES FUND, INC.

                             ---------------------
           S E M I - A N N U A L  R E P O R T  J U N E  3 0,  1 9 9 7

                             ----------------------

                                GROWTH PORTFOLIO
                                 BOND PORTFOLIO
                             MONEY MARKET PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                         MORTGAGE SECURITIES PORTFOLIO
                              INDEX 500 PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                         INTERNATIONAL STOCK PORTFOLIO
                            SMALL COMPANY PORTFOLIO
                    MATURING GOVERNMENT BOND 1998 PORTFOLIO
                    MATURING GOVERNMENT BOND 2002 PORTFOLIO
                    MATURING GOVERNMENT BOND 2006 PORTFOLIO
                    MATURING GOVERNMENT BOND 2010 PORTFOLIO
                             VALUE STOCK PORTFOLIO

                           -------------------------

TABLE OF CONTENTS

How to Use This Report....................................................     1
Portfolio Total Return....................................................     2

PORTFOLIO MANAGER REVIEWS
Growth Portfolio..........................................................     4
Bond Portfolio............................................................     6
Money Market Portfolio....................................................     8
Asset Allocation Portfolio................................................    10
Mortgage Securities Portfolio.............................................    12
Index 500 Portfolio.......................................................    14
Capital Appreciation Portfolio............................................    16
International Stock Portfolio.............................................    18
Small Company Portfolio...................................................    20
Maturing Government Bond 1998 Portfolio...................................    22
Maturing Government Bond 2002 Portfolio...................................    22
Maturing Government Bond 2006 Portfolio...................................    22
Maturing Government Bond 2010 Portfolio...................................    22
Value Stock Portfolio.....................................................    26

INVESTMENTS IN SECURITIES
Growth Portfolio..........................................................    28
Bond Portfolio............................................................    30
Money Market Portfolio....................................................    33
Asset Allocation Portfolio................................................    35
Mortgage Securities Portfolio.............................................    39
Index 500 Portfolio.......................................................    42
Capital Appreciation Portfolio............................................    48
International Stock Portfolio.............................................    50
Small Company Portfolio...................................................    54
Maturing Government Bond 1998 Portfolio...................................    56
Maturing Government Bond 2002 Portfolio...................................    57
Maturing Government Bond 2006 Portfolio...................................    58
Maturing Government Bond 2010 Portfolio...................................    59
Value Stock Portfolio.....................................................    60

FINANCIAL STATEMENTS
Statements of Assets and Liabilities......................................    62
Statements of Operations..................................................    64
Statements of Changes in Net Assets.......................................    66
Notes to Financial Statements.............................................    70
SHAREHOLDER VOTING RESULTS................................................    89

HOW TO USE THIS REPORT

Some of our clients prefer a brief overview of their Advantus Series Fund investments while others prefer full financial statements. This report is designed to meet both objectives.

    For a quick overview of each Portfolio's performance, investment strategies and holdings, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 28.

    Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides your with more information about your investments.

    The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

    This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your MIMLIC Sales representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 Period from January 1, 1997 to
         June 30, 1997
Percentage of Return
Growth                                17.3%
Bond                                   3.5%
Money Market                           2.5%
Asset Allocation                       9.8%
Mortgage Securities                    4.0%
Index 500                             20.1%
Capital Appreciation                  12.0%
International Stock                   13.7%
Small Company                          4.9%
MGB 1998                               2.7%
MGB 2002                               2.1%
MGB 2006                               2.0%
MGB 2010                               1.9%
Value Stock                           16.2%

    Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

                                                             August 15, 1997

    Dear Shareholders:

    The last six months have certainly provided first hand evidence of a market in fluctuation. In the first quarter of 1997, inflation fears linked to a 5.6 percent rise in the GDP caused the Federal Reserve to increase short-term money rates by 1/4 percent at the end of March. This "preemptive strike" combined with market expectations of an additional increase by the Federal Reserve in May caused a strong reaction in the market through April of this year.

        The expected inflation did not materialize. With second quarter GDP growth expected to come in at around 2 percent, corporate earnings reports strong, and without an additional increase in interest rates by the Federal Reserve, the market rebounded sharply in May and June. The S&P 500 rose 17.4 percent for the second quarter, an increase of 25 percent from its 1997 bottom in April, and is up 20.6 percent for 1997. The largest 100 stocks in the S&P 500 based on market capitalization continue to lead the index, while the smallest 100 stocks recovered from low performance in 1996 to be the second leading performers year to date.

        However, not all stocks performed equally. Only 38 percent of the companies in the index out performed the index. And at least one measure of stock price volatility, standard deviation of returns, is also up in 1997. Standard deviation of returns statistically measures the potential range of future returns given the range of returns for the current time period. Therefore, a higher number means the statistical potential of future returns is much wider, both higher and lower. Through the second quarter, the standard deviation of returns for 1997 was 15.4 percent, up from the average in 1992 through 1996 of 9.8 percent.

        In the bond market, investment grade bonds posted low single digit returns through the first half of 1997. Through the second quarter, as signs of slower economic growth and low inflation encouraged bond investors, interest rates fell to the lower end of their recent range. At quarter end, the interest rate on the two-year U.S. Treasury Note had decreased .35 percentage points to yield 6.06 percent. The thirty-year U.S. Treasury Bond closed the period yielding 6.78 percent, .32 percentage points lower.

        All indicators point to a continuation of strong market performance through the remainder of the year. Stable economic growth in the range of 2 to 3 percent is expected through 1997. Long term inflation will be contained by cheap global labor, technology and corporate productivity enhancements. Although market equity valuations are high, there is additional room for growth as corporations continue to show increases in earnings and profits.

        The market will still find things to worry about: too much economic growth, the Federal Reserve's next move, monthly inflation indicators, and conflicting employment data. Occasional scares will translate into continued volatility; in interest rates in the bond market, and stock prices in the stock market. We view these possibilities as buying opportunities. We see the corporate bond and mortgage markets continuing to expand, with the expectation of high single digit returns through the end of the year. Stock market growth will slow as corporations find it increasingly difficult to maintain current earnings and profitability growth rates.

        Choosing the right securities in a fluctuating environment, and maintaining a long term view in the midst of short term volatility requires experience and expertise. Advantus Capital Management provides you with a professional staff of experienced money managers able to sift through the noise in the marketplace and maintain a stable investment discipline. We also have the long term outlook required to develop thoughtful, well-conceived investment strategies for you. We appreciate your continued confidence in our ability to provide you with prudent, competitive investment performance.

                                               Sincerely,

                                               /s/ Paul Gooding

                                               Paul Gooding,
                                               President
                                               Advantus Series Fund, Inc.

GROWTH PORTFOLIO
PERFORMANCE UPDATE
THOMAS GUNDERSON, CFA
AND
JEFFREY ERICKSON, CFA
PORTFOLIO MANAGERS

  [PHOTO]

  [PHOTO]
            The Growth
            Portfolio seeks
            the long-term
            accumulation of
            capital, with
            current income as
            a secondary
            objective. It
            invests primarily
in common stocks and other
equity securities.
PERFORMANCE
The Growth Portfolio participated in the strong market advance over the six month period ending June 30, 1997, by appreciating 17.3 percent.* Over the same period, the S&P 500** gained 20.6 percent, while the average Lipper Growth Fund+ produced a net return of 14.28 percent.
PORTFOLIO RECAP
The underlying fundamentals could hardly be better for the U.S. stock market. Corporate earnings are good, inflation is under control, fiscal and monetary policies are not restrictive, and aging baby boomers are providing the fuel, in the form of cash, to propel the stock market to record heights. Stock market strength was generally wide spread during the first half of 1997, with the strongest areas being the mega-large stocks and the health care, financial, and capital goods sectors of the market. The utilities and energy sectors lagged the market over the past six months.
    For the Growth Portfolio strong performance came from a range of companies across several economic sectors. Schering-Plough and Abbott Labs significantly outperformed the market during the past six months and contributed to a strong performance in the health sector. In the retailing sector Wal Mart and Home Depot both gained over 30 percent over the past six months. ConAgra Inc. outperformed in the consumer staples area, while Gannett Co. and Royal Dutch also significantly contributed to the first half results.
OUTLOOK
The environment for stocks could not be better. The risk to the market is that much of this good news is already reflected in the market today as seen by the historically high valuation levels put on individual stocks and the overall market. To sustain continued growth the fundamentals need to continue to be excellent.
    We will continue to invest in medium to large sized companies that have the management and the business model to sustain earnings growth potential throughout an economic cycle. As earnings growth slows for the overall market, the sustainable long term earning potential for the growth stocks in the Growth Portfolio should be favored by the market.

TEN LARGEST STOCK HOLDINGS

                                                                          MARKET      % OF STOCK
                                                              SHARES       VALUE       PORTFOLIO
                                                             ---------  -----------  -------------
Schering Plough............................................    276,000  $13,213,500         4.4%
Gannett Company............................................    127,000   12,541,250         4.2%
Royal Dutch Petroleum......................................    220,000   11,962,500         4.0%
Pitney Bowes, Incorporated.................................    165,000   11,467,500         3.8%
Abbott Laboratories........................................    170,000   11,347,500         3.8%
Norwest Corporation........................................    199,000   11,193,750         3.7%
Wal-Mart Stores, Inc.......................................    329,200   11,131,075         3.7%
Philip Morris Companies, Inc...............................    246,000   10,916,250         3.6%
Genuine Parts Company......................................    315,000   10,670,625         3.6%
Conagra, Inc...............................................    163,000   10,452,375         3.5%
                                                                        -----------          ---
                                                                        $114,896,325       38.3%
                                                                        -----------          ---
                                                                        -----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials              5.9%
Capital Goods                7.5%
Consumer Cyclical           20.8%
Consumer Staples            23.5%
Energy                       6.2%
Financial                    8.9%
Health Care                 16.3%
Technology                   9.6%
Cash & Other
Assets/Liabilities           1.3%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
      S&P 500 AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               Growth
                             Portfolio     S&P 500      CPI
6/30/87                          $10,000    $10,000    $10,000
12/31/87                           8,314      8,257     10,185
12/31/88                           9,632      9,625     10,634
12/31/89                          12,137     12,672     11,118
12/31/90                          12,162     12,274     11,805
12/31/91                          16,305     16,011     12,157
12/31/92                          17,091     17,231     12,518
12/31/93                          17,891     18,970     12,861
12/31/94                          18,036     19,206     13,222
12/31/95                          22,415     26,393     13,556
12/31/96                          26,259     32,452     14,004
6/30/97                           30,810     39,127     14,111
AVERAGE ANNUAL TOTAL
RETURN:
One year                           24.2%
Five years                         14.7%
Ten years                          11.9%

    On the chart above you can see how the Growth Portfolio's total return compared to the S&P 500 (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1987 through June 30, 1997.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
 +Average return of 840 Growth Funds according to Lipper Analytical
  Services, Inc.

BOND PORTFOLIO
PERFORMANCE UPDATE
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Bond
            Portfolio seeks
            as high a level
            of long-term
total return as is consistent
with prudent investment risk.
Preservation of capital is a
secondary objective. The Bond
Portfolio invests in
long-term, fixed income, high
quality debt instruments.
PERFORMANCE
The Bond Portfolio returned 3.5 percent* for the six months ended June 30, 1997, strongly outperforming the Lehman Brothers Government Corporate Bond Index** which returned 2.7 percent for the same period.
    Interest rates continued to be range bound, but began to revisit the rate levels from the beginning of the year as signs of slower economic growth and low inflation encouraged bond investors. When the six months ended, the interest rate on the two year U.S. Treasury Note had increased 19 basis points to yield
6.06 percent. The 30-year U.S. Treasury Bond closed the period yielding 6.78 percent, 14 basis points higher. Bond prices fall when interest rates rise, so the movement to slightly higher interest rates had a negative impact on the total returns for the period.
PORTFOLIO RECAP
The continued themes for the six month period were active interest rate management and finding the best relative value in the corporate bond market. When interest rates peaked north of seven percent in early April and then again in late May, duration was extended each time to ten percent longer than our benchmark. As rates declined into late April and then again in June, the Portfolio's maturity was shortened. Thirty-year U.S. Treasury Bonds were bought and sold to adjust the duration targets. These moves benefited the Portfolio as capital gains were realized on the price appreciation. The price appreciation coupled with interest income produced above average returns for the period. On the corporate bond side, our exposure to U.S. pay international bonds, cable/media, and the brokerage sectors have been a positive contributor to the overall portfolio performance as their credit spreads tightened, driving their prices higher.
    The overall credit quality of the Bond Portfolio is high single A, with all of the securities possessing an investment grade rating. At period end, 67 percent of the Fund's assets were invested in investment grade corporate bonds, 13 percent in mortgaged backed securities, 12 percent in U.S. Government bonds, and 8 percent in money market instruments.
OUTLOOK
At the beginning of the year, our expectation was that 1997 bond market would look very similar to the bond market experienced in 1996. Through the first six months of the year this statement has held true and we expect the trend of range bound interest rates to continue. Future quarterly economic growth will likely fluctuate between one percent and four percent. We believe long-term inflation will be contained by the forces of cheap global labor, technology and productivity enhancements. Despite the positive long-term fundamentals, the bond market will still find things to worry about: too much economic growth, the Federal Reserve's next move, the monthly inflation indicators and the employment data. Investor concern on these issues will translate into continued interest rate volatility and thus, the opportunity to benefit from investor over reaction.
    In a range bound market with tight credit spreads, active duration management will be an even more important component of success for the remainder of the year. We will take advantage of opportunities to buy undervalued securities and extend duration during periods of market weakness and reduce the portfolio's exposure to interest rate risk during periods of market strength.

TEN LARGEST BOND HOLDINGS

                                                                 MARKET       % OF BOND
COMPANY                                                          VALUE        PORTFOLIO
------------------------------------------------------------  ------------   -----------
Federal Home Loan Bank--7.105%, 05/06/02....................  $  5,711,924          4.6%
U.S. Treasury Note--5.875%, 04/30/98........................     5,004,685          4.0%
Time Warner Incorporated--6.100%, 12/30/01..................     4,786,500          3.9%
Poland Yankee Bond--7.125%, 07/01/04........................     4,479,300          3.6%
Joy Technologies Incorporated--10.250%, 09/01/03............     4,276,778          3.4%
Premark International, Inc--10.500%, 09/15/00...............     4,259,713          3.4%
General Electric Capital Corp--6.660%, 05/01/18.............     4,259,206          3.4%
Midland Bank PLC--7.625%, 06/15/06..........................     4,128,692          3.3%
Lehman Brothers, Inc--7.360%, 12/15/03......................     4,059,028          3.3%
Reliance Industries--10.250%, 01/15/97......................     4,000,218          3.2%
                                                              ------------           --
                                                              $ 44,966,044         36.1%
                                                              ------------           --
                                                              ------------           --

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                 5.9%
U.S. Government
Agencies                     17.0%
AAA Rated                    11.6%
AA Rated                      4.3%
A Rated                      22.3%
BB Rated                      2.9%
BBB Rated                    24.3%
Cash and Other
Assets/Liabilities           11.7%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
      LEHMAN BROTHERS GOVERNMENT CORPORATE BOND INDEX
      AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         Lehman Brothers
                                            Government
                                            Corporate
                               Bond
                             Portfolio      Bond Index        CPI
6/30/87                        $ 10,000          $ 10,000   $ 10,000
12/31/87                         10,222            10,275     10,185
12/31/88                         10,946            11,055     10,634
12/31/89                         12,331            12,628     11,118
12/31/90                         13,222            13,675     11,805
12/31/91                         15,549            15,880     12,157
12/31/92                         16,586            17,087     12,518
12/31/93                         18,287            19,014     12,861
12/31/94                         17,454            18,350     13,222
12/31/95                         20,901            21,556     13,556
12/31/96                         21,521            22,181     14,004
6/30/97                          22,266            22,788     14,111
AVERAGE ANNUAL TOTAL
RETURN:
One year                           9.0%
Five years                         7.1%
Ten years                          8.3%

    On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Government Corporate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1987 through June 30, 1997.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

MONEY MARKET PORTFOLIO
PERFORMANCE UPDATE
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Money Market
            Portfolio seeks
            maximum current
income to the extent
consistent with liquidity and
the preservation of capital.
It invests in short-term
money market instruments and
other debt securities that
mature within 397 days.
INVESTMENT IN THE MONEY
MARKET PORTFOLIO IS NEITHER
INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT, AND THERE
CAN BE NO ASSURANCE THAT THE
PORTFOLIO WILL BE ABLE TO
MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.
PERFORMANCE
The Money Market Portfolio's seven day compounded yield was 5.13 percent* as of June 30, 1997. For the first half of the year, the Portfolio returned 2.5 percent.*
    Money market interest rates ended the period basically unchanged, despite the Federal Reserve's move to raise the Fed Funds target rate by 25 basis points in March. For the six months ended in June, the yield on the three month U.S. Treasury Bill decreased one basis point to yield 5.17 percent. The six month U.S. Treasury Bill ended the period five basis points lower to yield 5.25 percent.
PORTFOLIO RECAP
The Federal Reserve's decision to raise rates was their first move since the 25 basis cut in rates back in January 1996. Alan Greenspan billed the March rate hike as a preemptive strike against potential future inflation. Fixed income investors expected the Federal Open Market Committee to make this move and short term interest rates had already crept 25 basis points higher prior to the announcement. By the end of the period however, short-term rates declined back to their starting point, the low five percent area.
    In the Money Market Portfolio, the average days to maturity was 37 days at the end of the period, 23 days shorter than the average money market fund. The shorter average days to maturity allows the Portfolio to be more responsive to changes in interest rates. This is a positive attribute in a rising rate environment, which is a concern over the next six months. Also, the Portfolio's maturities are evenly distributed between 1 and 125 days, thus smoothing out any reinvestment risk.
    The Money Market Portfolio invests exclusively in U.S. Treasury Bills, U.S. agencies, and high quality commercial paper to maintain both excellent liquidity and quality. Corporate commercial paper, because of its yield advantage, is the primary asset class used. It accounted for 90 percent of the Portfolio's assets at the end of the period.
OUTLOOK
Short-term interest rates will likely continue to be relatively stable with an upward bias as we move toward year end. The Federal Reserve is closely monitoring economic growth and inflation and could follow up on their initial tightening with another 25 basis point hike in rates if the economic fundamentals dictate. The economy will likely continue to grow at a moderate pace in the upcoming quarters and we believe inflation should remain around three percent. With money market yields in the low to mid five percent range and inflation at three percent, money market funds offer investors an attractive real return potential on their investment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE DAYS TO
       MATURITY
                         Number of
                            Days
3-Jan-97                          50
9-Jan-97                          45
16-Jan-97                         45
23-Jan-97                         40
30-Jan-97                         39
6-Feb-97                          39
13-Feb-97                         39
20-Feb-97                         36
27-Feb-97                         31
6-Mar-97                          30
13-Mar-97                         38
20-Mar-97                         32
27-Mar-97                         37
3-Apr-97                          37
10-Apr-97                         40
17-Apr-97                         46
24-Apr-97                         46
1-May-97                          41
8-May-97                          38
15-May-97                         40
22-May-97                         38
29-May-97                         32
5-Jun-97                          36
12-Jun-97                         41
19-Jun-97                         41
26-Jun-97                         36

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   SEVEN-DAY COMPOUNDED
          YIELD*
                            Percentage
3-Jan-97                        4.84%
9-Jan-97                        4.86%
16-Jan-97                       4.84%
23-Jan-97                       4.92%
30-Jan-97                       4.98%
6-Feb-97                        4.64%
13-Feb-97                       4.93%
20-Feb-97                       4.90%
27-Feb-97                       4.90%
6-Mar-97                        4.88%
13-Mar-97                       4.88%
20-Mar-97                       4.87%
27-Mar-97                       4.87%
3-Apr-97                        4.90%
10-Apr-97                       4.96%
17-Apr-97                       5.73%
24-Apr-97                       5.08%
1-May-97                        5.08%
8-May-97                        5.08%
15-May-97                       5.15%
22-May-97                       5.21%
29-May-97                       5.16%
5-Jun-97                        4.80%
12-Jun-97                       5.22%
19-Jun-97                       5.27%
26-Jun-97                       5.13%

    The seven-day compounded yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

ASSET ALLOCATION PORTFOLIO
PERFORMANCE UPDATE
THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER
  [PHOTO]   The Asset
            Allocation
            Portfolio seeks
            as high a level
            of long-term
total rate of return as is
consistent with prudent
investment risk. It invests
in common stocks and other
equity securities, bonds and
money market instruments. The
mix of investments is varied
by the portfolio's management
as economic conditions
indicate.
PERFORMANCE
Propelled by a strong stock market the Asset Allocation Portfolio posted an attractive 9.8 percent* return for the same six month period ended June 30, 1997. The stock portion of the portfolio clearly led the way with double digit returns, with bonds, mortgages, and money market investments all producing low single digit returns for the first half of 1997. The return for the Merrill Lynch-Wishire Capital Markets Index (CMI)** was 12.1 percent for the same six month period. The CMI modestly outperformed the Asset Allocation Portfolio primarily because it has over 65 percent in stocks while the Asset Allocation Portfolio averaged a little over 50 percent in stocks over the period.
PORTFOLIO RECAP
The asset mix of the portfolio continues to reflect the "relative valuation" methodology utilized since the portfolio's inception. Our work continues to see stocks as being overvalued on virtually all valuation measures. Following this valuation methodology we entered the year with a conservative 50 percent of the portfolio in stocks. After modestly raising the weight to 55 percent early in the first quarter, stocks were then scaled back to 45 percent by the end of the second quarter. Bonds have gone from 35 percent to 45 percent of the portfolio while cash has remained at 10 percent of the portfolio. The current asset mix is 45 percent stocks, 45 percent bonds and 10 percent cash.
    The underlying fundamentals could hardly be better for the U.S. stock market. Corporate earnings are good, inflation is under control, fiscal and monetary policies are not restrictive, and aging baby boomers are providing the fuel, in the form of cash, to propel the stock market to record heights. Stock market strength was generally wide spread during the first half of 1997, with the strongest areas being the mega-large stocks and the health care, financial, and capital goods sectors of the market. The utilities and energy sectors lagged the market over the past six months.
    Within the Asset Allocation Portfolio, performance from stock holdings came from a range of sectors. The capital goods sector was strong in the first half of 1997 led by stocks such as Tyco International-a new holding, and General Electric--a long-time favorite. The healthcare sector was propelled by our holdings in Pfizer and Johnson & Johnson. Another attractive sector during the first half was financials, where Associates First Capital and American International Group led the way.
    The fixed income investments in the Portfolio did a good job relative to the market because of two factors. First, we purchased longer duration bonds when 30-year U.S. Treasury yields climbed over 7 percent. Second, we held relatively fewer U.S. Treasury securities and more of the "spread" product which was the stronger performing sector during the first half of 1997.
OUTLOOK
Buying into the stock market today is like buying a high expectations growth stock. You can make money as long as things continue to go well. Currently there is no sign of a negative catalyst for this market. The fundamentals are great but the valuation levels already appear to have taken a lot of that into account.
    It is not likely that the dual goals of strong corporate earnings and a moderate growth economy will continue to be met. It is likely that eventually either the slowing economy will negatively impact corporate earnings, or the economy re-accelerates causing the Federal Reserve to raise interest rates--along with the negative ramifications for the financial markets.
    Buying and holding as much stock as you could was the investment strategy that worked best in the last investment cycle. If the current market holds through year end it will be the first time in the recorded history of the S&P 500 that the annual return exceeded 20 percent for three years in a row. Tomorrow's financial markets will not likely be so simple.

    The Asset Allocation Portfolio will continue to use the methodology that has worked so well in the past. We will continue to strive toward the two goals of meaningful participation during market advances while positioning the portfolio to protect your assets during the occasional market decline.
FIVE LARGEST STOCK HOLDINGS

                                                                                            % OF
                                                                                           COMMON
                                                                            MARKET         STOCK
COMPANY                                                        SHARES        VALUE       PORTFOLIO
------------------------------------------------------------  --------   -------------   ----------
General Electric Company....................................   142,352   $   9,306,262         4.4%
Philip Morris Companies, Inc................................   152,800       6,780,500         3.2%
Intel.......................................................    47,200       6,693,550         3.1%
Columbia /HCA Healthcare....................................   162,109       6,372,910         3.0%
Coca-Cola Company...........................................    94,200       6,358,500         3.0%
                                                                         -------------         ---
                                                                         $  35,511,722        16.7%
                                                                         -------------         ---
                                                                         -------------         ---

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                              % OF BOND
RATING                                                        PORTFOLIO
------------------------------------------------------------  ----------
U.S. Treasury...............................................       29.9%
U.S. Government Agencies....................................       11.4%
AAA rated...................................................       10.1%
AA rated....................................................        5.6%
A rated.....................................................       20.3%
BB rated....................................................        2.2%
BB rated....................................................       20.5%
                                                                    ---
                                                                  100.0%
                                                                    ---
                                                                    ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks                45.5%
Bonds                        43.3%
Preferred Stocks               .5%
Cash and Other
Assets/Liabilities           10.7%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, MERRILL LYNCH-WILSHIRE CAPITAL MARKETS INDEX
      AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                  Merrill
                                                   Lynch-
                                                  Wilshire
                                                  Capital
                             Asset Allocation     Markets
                                Portfolio          Index         CPI
6/30/87                                $10,000       $10,000    $10,000
12/31/87                                 9,201         9,084     10,185
12/31/88                                10,222        10,286     10,634
12/31/89                                12,285        12,508     11,118
12/31/90                                12,728        12,635     11,805
12/31/91                                16,404        15,796     12,157
12/31/92                                17,597        17,127     12,518
12/31/93                                18,734        18,973     12,861
12/31/94                                18,472        18,721     13,222
12/31/95                                23,093        24,086     13,556
12/31/96                                25,979        27,407     14,004
6/30/97                                 28,515        30,718     14,111
AVERAGE ANNUAL TOTAL
RETURN:
One year                                 16.7%
Five year                                12.0%
Ten year                                 11.1%

    On the chart above you can see the Asset Allocation Portfolio's total return compared to the Merrill Lynch-Wilshire Capital Markets Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on June 30, 1987 through June 30, 1997.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Merrill Lynch-Wilshire Capital Markets Index is a market value-weighted index measuring the total return performance of the combined domestic taxable fixed income and equity markets. It includes the entire domestic common stock universe for which daily pricing is available, as well as all publicly placed domestic taxable debt issues with at least one year remaining to maturity and at least ten million dollars par value outstanding.

MORTGAGE SECURITIES PORTFOLIO
PERFORMANCE UPDATE
KENT WEBER, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Mortgage
            Securities
            Portfolio seeks a
            high level of
current income consistent
with prudent investment risk.
The Mortgage Securities
Portfolio will invest
primarily in mortgage-related
securities.
PERFORMANCE
For the six month period ending June 30, 1997, the Mortgage Securities Portfolio returned 4.0 percent.* Over the same time period, Lehman Brothers Mortgage-Backed Index** returned 3.9 percent and Lipper's Mortgage Fund Category+ returned 3.2 percent. With this type of solid performance, the mortgage market continues to be one of the stronger performing sectors of the fixed income market.
PORTFOLIO RECAP
During the last six months, we have been finding our best investment opportunities in securities containing seasoned residential mortgage loans, commercial mortgage securities and investment grade mortgage securities. The common theme among all these securities is the delivery of predictable prepayments or structures with restricted prepayments. These securities were priced at reasonable levels to offer attractive yields and solid performance. It may be helpful to think of prepayments on mortgage securities like you think of earnings on a stock. The market anticipates some level of prepayment on all mortgage securities when it sets a market price. Therefore, it's not really a matter of whether prepayments are good or bad, but whether prepayments are in line with your estimates. To this extent, the market is undervaluing securities with more predictable and consistent cash flow. Should market interest rates move meaningfully higher or lower during the rest of the year, securities with a more predictable earnings stream will once again receive the love they deserve.
    In order to fill the portfolio with as many undervalued mortgage securities as possible, we find it imperative to constantly shop and compare value and prices among all the sectors of the mortgage market. Then by selectively participating in the most attractive securities, we add value and simultaneously build a solid portfolio of high quality securities. Currently, the portfolio is allocated with 44 percent agency pass-throughs, 45 percent collateralized mortgage obligations, 4 percent commercial pass-throughs, 2 percent asset backed securities and 5 percent cash. Our effective duration is 3.9 years, which makes us 5 percent longer than the Lehman Mortgage Index (3.7 years).
OUTLOOK
The economy's ability to balance strong growth and stable inflation is truly impressive. As long as inflation remains tame, more investors will come to accept (grudgingly) the fact that the fundamentals (i.e. technology, demographics, world economy, etc.) of today's economy are different from those of the past. While we may have tamed the savage business cycle, we have not eliminated it and as such investors will undoubtedly remain vigilant in their search for inflation. This type of environment remains mortgage investor friendly, and therefore, we see the mortgage portfolio remaining on track to deliver solid single digit returns for the year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                 3.8%
AAA Rated                    52.7%
AA Rated                      3.6%
A Rated                      17.6%
BBB Rated                    15.1%
Cash and Other
Assets/Liabilities            7.2%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Private 144A Issues          27.9%
Private Placements            4.3%
Public Issues                60.6%
Cash and Other
Assets/Liabilities            7.2%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CMOs                          32.5%
GNMA                          11.1%
FNMA                           7.6%
FHLMC                          4.9%
U.S. Government and
Agencies                      12.3%
Other Mortgage Backed
Securities                    16.9%
Corporate Bonds                1.3%
Asset Backed Securities        6.2%
Cash and Other
Assets/Liabilities             7.2%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX
      AND CONSUMER PRICE INDEX.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                       Lehman Brothers
                                                       Mortgage-Backed
                            Mortgage Securities
                                 Portfolio            Securities Index          CPI
6/30/87                                  $10,000                    $10,000    $10,000
12/31/87                                  10,247                     10,346     10,185
12/31/88                                  11,126                     11,248     10,634
12/31/89                                  12,629                     12,972     11,118
12/31/90                                  13,820                     14,365     11,805
12/31/91                                  16,068                     16,621     12,157
12/31/92                                  17,091                     17,777     12,518
12/31/93                                  18,672                     18,960     12,861
12/31/94                                  18,042                     18,654     13,222
12/31/95                                  21,291                     21,787     13,556
12/31/96                                  22,410                     22,922     14,004
6/30/97                                   23,301                     23,821     14,111
AVERAGE ANNUAL TOTAL
RETURN:
One year                                    9.7%
Five year                                   7.3%
Ten year                                    8.8%

    On the chart above you can see the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage Backed
Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1987 through June 30, 1997.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).
 +Average return of 60 mortgage-backed securities funds according to Lipper
  Analytical Services.

INDEX 500 PORTFOLIO
PERFORMANCE UPDATE
TERI BRANDT
PORTFOLIO MANAGER

  [PHOTO]
            The Index 500
            Portfolio seeks
            investment
            results that
correspond generally to the
price and yield performance
of the common stocks included
in the Standard and Poor's
Corporation 500 Composite
Stock Index (S&P 500).*+ It
is designed to provide an
economical and convenient
means of maintaining a broad
position in the equity market
as part of an overall
investment strategy.
PERFORMANCE
    Index 500+ Portfolio consists of publicly traded common stocks representing leading companies in virtually all segments of the American economy. The Portfolio is designed to reflect the results that correspond to the investment performance of the stock market in general. We seek to accomplish this by using a computer model that positions the Portfolio to optimally track the behavior of the S&P 500.*
    The S&P 500* returned 20.6 percent for the six month period ended June 30, 1997. The Index 500 Portfolio, in comparison, returned 20.1 percent** over the same period.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET      % OF STOCK
COMPANY                                                       SHARES       VALUE        PORTFOLIO
------------------------------------------------------------  -------   ------------   -----------
General Electric Company....................................  146,000   $  9,544,750          3.1%
Coca-Cola Company...........................................  110,400      7,452,000          2.4%
Exxon Corporation...........................................  110,500      6,795,750          2.2%
Microsoft Corporation.......................................   53,300      6,735,788          2.2%
Merck & Co., Inc............................................   53,700      5,557,950          1.8%
Royal Dutch Petroleum.......................................   95,600      5,198,250          1.7%
Intel.......................................................   36,500      5,176,156          1.7%
Philip Morris Companies, Inc................................  108,100      4,796,938          1.6%
Procter & Gamble Company....................................   30,434      4,298,803          1.4%
International Business Machine..............................   44,200      3,986,288          1.3%
                                                                        ------------          ---
                                                                        $ 59,542,673         19.4%
                                                                        ------------          ---
                                                                        ------------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials                  5.7%
Capital Goods                    9.3%
Communication Services           6.0%
Consumer Cyclicals               9.6%
Consumer Staples                15.8%
Energy                           8.8%
Financial                       15.3%
Health Care                     11.3%
Transportation                   1.3%
Technology                      13.4%
Utilities                        3.1%
Cash and Other Assets and
Liabilities                       .4%

COMPARISON OF CHANGE IN INVESTMENT VALUE**
      A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
      S&P 500 AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              Index 500
                              Portfolio      S&P 500      CPI
6/30/87                            $10,000    $10,000    $10,000
12/31/87                             8,231      8,758     10,185
12/31/88                             9,550     10,209     10,634
12/31/89                            12,477     13,440     11,118
12/31/90                            11,988     13,018     11,805
12/31/91                            15,554     16,982     12,157
12/31/92                            16,703     18,276     12,518
12/31/93                            18,333     20,120     12,861
12/31/94                            18,549     20,371     13,222
12/31/95                            25,381     27,993     13,556
12/31/96                            30,874     33,289     14,004
6/30/97                             37,085     40,137     14,111
AVERAGE ANNUAL TOTAL
RETURN:
One year                             33.2%
Five year                            19.1%
Ten year                             14.0%

    On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1987 through June 30, 1997.
 +"Standard & Poor's-Registered Trademark-",
  "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
**Historical results are not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

CAPITAL APPRECIATION PORTFOLIO
PERFORMANCE UPDATE
CLARK WINSLOW, CFA
WINSLOW CAPITAL
MANAGEMENT
  [PHOTO]   The Capital
            Appreciation
            Portfolio seeks
            growth of
            capital.
Investments will be made
based upon their potential
for capital appreciation.
While Advantus Capital
Management, Inc. acts as
investment adviser for the
portfolio, Winslow Capital
Management, Inc. provides
investment advice to the
Capital Appreciation
Portfolio under a
subadvisory agreement.
PERFORMANCE
For the six months ending June 30, 1997 the Capital Appreciation Portfolio gained 12.0 percent.* This compares with an increase of 19.6 percent in the Russell 1000 Growth Index** and 20.6 percent in the S&P 500+ for the same time period.
PORTFOLIO RECAP
The stock market performance in the first half of 1997 demonstrates that no matter how much investment professionals try to forecast the economy as a precursor of the market's direction, short-term market moves are driven by emotion. In the past two quarters, we have seen two sides of investor emotion--nervousness about loss of capital with the market indices declining almost 10 percent during March and April and then enthusiasm for capital appreciation with the Dow Jones Average galloping 1450 points or 23 percent in the last two months. Such a stunning gain usually comes on the heels of a bear market. This type of increase has never happened before when stocks had already risen 20 percent in the prior year. The S&P 500+ second quarter performance of
17.5 percent was the strongest second quarter since 1938, and the 1997-to-date total return of 20.6 percent was the fourth strongest first half-year gain of the past 50 years.
    For the first half of the year, the mega cap stocks again had the best returns within the Portfolio. On a market cap-weighted basis, the S&P 500+ price return was 19.5 percent. On an equal-weighted basis it was 15.5 percent. For the 5,460 stocks with market capitalization over $50 million, the average price return was only 8.4 percent. Numerous periodicals have commented on the stratification of returns by size of company, but the duration and magnitude are quite startling.
    The Portfolio's investment philosophy is based on the belief that owning companies with above-average earnings growth will likely produce greater investment return potential over the long term. We also are sensitive to valuation--what you pay in price/earnings ratio for that future growth rate. The philosophy is implemented by mixing several medium capitalization stocks with large cap growth issues. This means that we generally will be underweighted in the very largest companies and financial stocks because these types of companies usually cannot achieve earnings growth in excess of 13 percent annually.
    Over the last two years the Portfolio has maintained an overweighted position in telecommunication, technology and specialty retail companies. The overweighted positions in technology and telecommunications proved to be negative for the portfolio's performance during the first half of 1997. During the first quarter, the stocks underperformed but rebounded nicely in the following three months. Although they have underperformed, the stock market so far this year, we are confident that the strong fundamentals exhibited by these specific companies will lead toward further price appreciation. Many of the consumer service companies that are owned in the Portfolio have outperformed over the first and second quarters of 1997. An example of these stocks include Wal Mart Stores (+49 percent), Dollar General Corporation (+47 percent), Home Depot (+38 percent) and Kohl's (+35 percent).
    During the second quarter, the companies in the Portfolio reported an average increase in earnings of 29 percent compared with a year ago. The Portfolio has a projected growth rate in earnings per share of 1998 of 23 percent. This compares with our expectation of earnings growth for the S&P 500+ of 6-7 percent. The earnings growth rate is not necessarily indicative of future results or how the Portfolio itself is doing. The portfolio sells a moderate P/E premium to the S&P 500+ yet exhibits 3-4 times the projected earnings growth. In our opinion, this valuation should lead to favorable returns.
OUTLOOK
What is remarkable about the current economy is that despite all the media commentary, it has been abnormally stable and consistent on an annual basis. Specifically, we have seen moderate inflation between 0-3.5 percent annual rate for 69 consecutive months. Long-term treasury rates have been between 5.75 and
8.25 percent throughout the decade of the 1990's. Corporate profits, the other key market driver, have consistently surprised on the upside with S&P operating earnings rising better than 15 percent annually for the past 5 years. Corporate productivity gains have caused S&P operating margins and return on equity to reach their highest levels in 30 years. This achievement, combined with favorable fiscal and monetary policies, gives us confidence to maintain our favorable economic forecast for moderate GDP growth, modest inflation and flat to lower interest rates.
    We remain committed to our investment discipline of searching out those opportunities in companies with the demonstrated ability to grow their business at above-average rates regardless of the near-term economic environment. The Capital Appreciation Fund continues to find attractive opportunities in healthcare as demographic and structural changes in the industry offer many companies the chance to grow earnings. With the continued interconnection of society and business, favorable growth rates will likely continue to exist in many technology companies. In addition, the consumer service industry provides above-average unit growth potential. The large and globally competitive U.S. economy continues to provide many opportunities to find good growth ideas.
TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Merck & Co., Inc............................................  107,100  $11,084,850     4.5%
Cisco Systems Inc...........................................  161,300   10,827,263     4.4%
The Home Depot Inc..........................................  154,333   10,639,331     4.3%
Pfizer, Inc.................................................   74,400    8,890,800     3.6%
Parametric Technology Corporation...........................  206,300    8,780,644     3.6%
Computer Associates International...........................  154,100    8,581,444     3.5%
United Health Care..........................................  164,100    8,533,200     3.5%
Microsoft...................................................   67,400    8,517,675     3.5%
First Data Corporation......................................  192,300    8,449,181     3.5%
Federal National Mortgage Association.......................  179,200    7,817,600     3.2%
                                                                       -----------      --
                                                                       $92,121,988    37.6%
                                                                       -----------      --
                                                                       -----------      --

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                 4.4%
Communication Services        3.6%
Consumer Cyclical            18.7%
Consumer Staples              1.5%
Energy                        2.7%
Financial                    14.4%
Health Care                  23.3%
Technology                   29.8%
Cash and Other
Assets/Liabilities            1.6%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO, RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                Capital       Russell
                             Appreciation       1000
                                               Growth
                               Portfolio       Index        CPI
6/30/87                             $10,000     $10,000    $10,000
12/31/87                              8,972       8,156     10,185
12/31/88                              9,670       9,075     10,634
12/31/89                             13,364      12,336     11,118
12/31/90                             13,089      12,304     11,805
12/31/91                             18,560      17,368     12,157
12/31/92                             19,496      18,237     12,518
12/31/93                             21,531      18,763     12,861
12/31/94                             22,015      20,338     13,222
12/31/95                             27,030      27,902     13,556
12/31/96                             31,791      34,353     14,004
6/30/97                              35,619      41,069     14,111
AVERAGE ANNUAL TOTAL
RETURN:
One year                              18.6%
Five year                             15.5%
Ten year                              13.5%

    On the chart above you can see the Capital Appreciation
Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1987 through June 30, 1997.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with a greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

INTERNATIONAL STOCK PORTFOLIO
PERFORMANCE UPDATE
GARY CLEMONS
TEMPLETON INVESTMENT
COUNSEL
  [PHOTO]   The International
            Stock Portfolio
            seeks long-term
capital growth. The Portfolio
will invest primarily in
common stocks of companies
and governments outside the
United States. While Advantus
Capital Management, Inc. acts
as investment adviser for the
portfolio, Templeton
Investment Counsel, Inc.
provides investment advice to
the International Stock
Portfolio under a subadvisory
agreement.
PERFORMANCE
The International Stock Portfolio returned 13.7 percent* for six month period ending June 30, 1997, compared to the MSCI EAFE Index** return of 11.3 percent. PERFORMANCE RECAP
Global stock markets turned in strong performance once again in the first half of 1997. Spurred by a favorable interest rate environment, strong earnings growth and high levels of liquidity, most markets generated positive returns.
    On a macro level, Europe is benefiting from tight fiscal policies and loose monetary policies as governments move towards achieving the January 1999 European Union convergence criteria. From a bottom-up basis, many European companies are responding to global competition through long-overdue restructuring, perhaps best illustrated by consumer electronics maker Philips Electronics NV, which appreciated over 80 percent during the first half.
    Latin American markets also performed well, driven by strong earnings growth, positive liquidity and relatively low valuations. The fund's largest holding, Brazil's national telephone company, Telebras, appreciated by over 100 percent in the first half of the year due to positive developments regarding its future privatization. Finally, Asian markets turned in a mixed performance as severe fiscal difficulties impacted a number of countries, including Thailand and the Philippines. Previously high valuations in these countries meant the fund had low exposure to those markets. Japan rebounded from a poor first quarter and is now up 8.7 percent for the year as fears over the April 1st tax increase faded, the yen weakened (aiding Japan's exporters) and the economy continued to recover. Finally, Hong Kong turned in positive performance as concerns surrounding the June 30, 1997 handover to China are fading.
    The strategies employed by the Portfolio in the first half of the year are consistent with the methods used by the Templeton organization for over 50 years. Our team of 33 analysts scour the globe looking for out of favor securities trading at depressed levels relative to long-term "normalized" earnings. To us, normalized represents what a company can earn in the middle of a typical economic cycle and requires us to forecast earnings and cash flow out five years. We then purchase stocks that are cheap on a five year basis, and on average hold them for the same period of time. We believe that over the long-term a bottom-up, value-based contrarian approach produces greater return potential.
    This value-based approach means the portfolio continues to overweight European securities, underweight Japan and maintain a 12 percent (and rising) exposure to "emerging markets." Contributors to the fund's first half performance include several telecommunication service providers (the aforementioned Telebras, and Spain's Telefonica de Espana) and a handful of European restructuring successes (Philips Electronics NV in the Netherlands, France's and Sweden's Volvo).
OUTLOOK
We remain positively disposed towards the international markets on a longer term view but are concerned with short-term valuations. While we are not top-down managers, our industry analysts continue to find value in the UK, Latin America and Asia and the portfolio's holdings will reflect this shift. By purchasing out of favor securities trading at low valuations and maintaining a diversified portfolio, we are attempting to reduce volatility while positioning the portfolio for strong long-term performance. We thank our shareholders for their support and look forward to serving you in the future.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET     % OF STOCK
COMPANY                                                        SHARES       VALUE     PORTFOLIO
------------------------------------------------------------  ---------  -----------  ----------
Telecomunicacoes Brasileiras................................     43,600  $ 6,616,300     2.8%
BG PLC......................................................  1,624,500    5,976,602     2.5%
Pioneer International Ltd...................................  1,315,401    5,082,141     2.1%
Rhone-Poulenc...............................................    122,325    4,991,838     2.1%
Deutsche Bank...............................................     82,050    4,816,234     2.0%
Volvo.......................................................    178,500    4,775,935     2.0%
Courtaulds PLC..............................................    785,200    4,418,139     1.8%
Banco Bilbao Vizcaya........................................     53,500    4,346,081     1.8%
Telefonica de Espana SA.....................................    150,000    4,336,614     1.8%
Regie Des Usines Renault....................................    170,398    4,308,335     1.8%
                                                                         -----------      --
                                                                         $49,668,219    20.7%
                                                                         -----------      --
                                                                         -----------      --

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO, EAFE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        International Stock     EAFE
                             Portfolio          Index       CPI
5/1/92                               $10,000    $10,000    $10,000
12/31/92                               9,319      8,156     10,143
12/31/93                              13,434     10,843     10,421
12/31/94                              13,391     11,722     10,713
12/31/95                              15,296     13,088     10,984
12/31/96                              18,324     13,916     11,347
6/30/97                               20,825     15,493     11,434
AVERAGE ANNUAL RETURN:
One year                               25.4%
Five year                              15.3%
Since inception (May
1, 1992)                               15.3%

    On the chart above you can see how the International Stock Portfolio's total return compared to the EAFE Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on inception date of the International Stock Portfolio (May 1, 1992) through June 30, 1997.
 *Historical performance is not an indication of future performance.
  Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The EAFE Index is an unmanaged index of common stocks form European, Asian and Far Eastern markets.

SMALL COMPANY PORTFOLIO
PERFORMANCE UPDATE
JIM TATERA, CFA
CHIEF EQUITY PORTFOLIO
MANAGER
  [PHOTO]   The Small Company
            Portfolio seeks
            long-term
accumulation of capital. It
invests primarily in common
stocks of small companies,
defined in terms of either
market capitalization or
gross revenues that are less
than $1.5 billion.

Typically, at least 65
percent of the portfolio will
be invested in stocks of
small companies. In addition,
we will buy stocks of larger
companies that we feel are
growing significantly faster
than the market overall.
PERFORMANCE
The first half of 1997 was one of opposites for small cap investors. After a weak first quarter, which saw many small cap growth managers down over 10 percent, the second quarter rebounded smartly. The Russell 2000* returned 15.7 percent for the quarter ended June 30, 1997, bringing its year to date return to
9.3 percent. There continues to be a significant deviation between the Russell 2000 Growth Index,** a proxy for small growth stocks, which returned 5.1 percent during the first half of 1997, and the Russell 2000 Value Index,** a proxy for small value stocks, which returned 14.8 percent during the same period.
    The Small Company Portfolio, which focuses on small growth companies, gained
4.9 percent+ for the six months ending June 30, 1997. For the quarter ending June 30, 1997, the Portfolio returned 18.8 percent.+
PORTFOLIO RECAP
The quarter ended on a decidedly strong note for investors in smaller companies. Each sector showed strong results for the quarter. Year to date, financial services and consumer discretionary have contributed the most to performance while technology is the only sector down for the year, even given it's strong performance in the second quarter.
    The Small Company Portfolio was positively impacted by a diverse group of companies including Corrections Corporation of America (manages prisons and other correctional facilities for governmental agencies), CKS Group (integrated marketing communication services), Fairfield Communities (developer and operator of resort, home developments), Borders Group (retail book superstores) and United Waste Systems (solid waste management services).
    The Portfolio's underweighted position in financials held back performance relative to the index. Financial companies typically do not exhibit the strong operational growth characteristics necessary for us to take an investment. One company which negatively impacted performance was Tommy Hilfiger which has shown some deterioration in its fundamentals as it transitions into areas beyond its traditional men's apparel lines into women's, children's and assorted licensed products like fragrances and home furnishings. We sold part of our position early in the year when we purchased Nautica Enterprises which competes with Tommy, and which we felt was a better opportunity at the prices available then. Tommy Hilfiger is a company we continue to monitor closely as it goes through this transition phase. Another was Idexx Labs, a biotech company which declined in value after a shortfall in revenue over the most recent period cast doubt about its growth potential. We have sold most of our position in Idexx Labs.
    In situations like these we reevaluate all fundamental information to determine if the Portfolio should continue to hold the position. We focus on our objectives of investing in strong growth companies in terms of revenues and earnings with solid prospects for continuing or accelerating that growth. A change in fundamentals (and stock price) can warrant a sale and removal from the portfolio or could be an opportunity to add to our positions.
OUTLOOK
Until recently, small cap growth companies, as represented by the Russell 2000 Growth Index,* have lagged behind the overall market by over 20 percentage points. This is the second worst trailing 12 month performance in history! Small stocks have been indiscriminately sold off during this period by investors favoring more liquid, large-cap stocks with supposedly more stable growth. This most recent experience will not continue forever.
    As overall economic trends continue to moderate, a more favorable environment will likely develop for smaller companies which exhibit the ability to continue to grow through these temporary slowdowns in economic growth. We continue to be very constructive on smaller companies due to their relatively cheap valuation and strong growth prospects.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
United Waste Systems, Inc...................................  171,642  $ 7,037,322     4.8%
Corrections Corporation of America..........................  152,800    6,073,800     4.1%
Gartner Group, Incorporated.................................  159,300    5,724,844     3.9%
Kaydon Corp.................................................  107,100    5,314,838     3.6%
The Bisys Group Inc.........................................  112,300    4,688,525     3.2%
Borders Group Inc...........................................  192,540    4,645,028     3.2%
Danka Business Systems PLC..................................  106,702    4,361,444     3.0%
T. Rowe Price Assoc.........................................   81,700    4,217,763     2.9%
MSC Industrial Direct Co....................................   99,200    3,980,400     2.7%
Acxiom Corporation..........................................  192,100    3,938,050     2.7%
                                                                       -----------      --
                                                                       $49,982,014    34.1%
                                                                       -----------      --
                                                                       -----------      --

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               4.3%
Capital Goods                12.6%
Communication Services        1.6%
Consumer Cyclical            27.0%
Consumer Staples              1.8%
Energy                        2.6%
Financial                    10.2%
Health Care                   8.0%
Technology                   17.2%
Transportation                2.2%
Cash and Other
Assets/Liabilities           12.5%

COMPARISON OF CHANGE IN INVESTMENT VALUE+
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY PORTFOLIO, WILSHIRE MIDCAP INDEX++ AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              Small Company     Wilshire Midcap
                                Portfolio            Index           CPI
5/03/93                               $ 10,000          $ 10,000   $ 10,000
12/31/93                                11,733            11,295     10,118
12/31/94                                12,456            11,005     10,402
12/31/95                                16,449            14,631     10,665
12/31/96                                17,509            17,187     11,017
6/30/97                                 18,362            19,119     11,101
AVERAGE ANNUAL TOTAL
RETURN:
One year                                  3.5%
Since inception (May 3,
1993)                                    15.7%

    On the chart above you can see how the Small Company Portfolio's total return compared to the Wilshire Midcap Index and the Consumer
Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Small
Company Portfolio (May 3, 1993) through June 30, 1997.
 *The Russell 2000 Index represents the bottom two thirds of the largest 3,000 publicly traded companies domiciled in the United States.
**The Russell 2000 Growth Index and the Russell 2000 Value Index contain stock from the Russell 2000 with a greater than average growth orientation and low price to book ratios, respectively. The Russell 2000 are the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
 +Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less then their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
++The Wilshire MidCap Index is comprised of the bottom 750 companies of the largest 1,250 domicile companies as measured by capitalization.

MATURING GOVERNMENT BOND 1998 PORTFOLIO
MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO
PERFORMANCE UPDATE
KENT WEBER, CFA
PORTFOLIO MANAGER
  [PHOTO]   The Maturing
            Government Bond
            1998, 2002, 2006
            and 2010
Portfolios seek as high of an
investment return as is
consistent with prudent
investment risk. The
Portfolios invest primarily
in U.S. Government and
Agencies zero coupon fixed
income securities with mature
near the 1998, 2002, 2006 and
2010 liquidation dates of
each Portfolio.
PERFORMANCE
For the six month period ending June 30, 1997, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 1998 Portfolio      2.74 percent*
Maturing Government Bond 2002 Portfolio      2.07 percent*
Maturing Government Bond 2006 Portfolio      2.02 percent*
Maturing Government Bond 2010 Portfolio      1.89 percent*

    For the six month period ending June 30, 1997, the Ryan Lab's Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's, Inc. September 1998 Index       2.76 percent**
Ryan Lab's, Inc. September 2002 Index       2.53 percent**
Ryan Lab's, Inc. September 2006 Index       2.19 percent**
Ryan Lab's, Inc. September 2010 Index       1.59 percent**

PORTFOLIO RECAP
Our investment activities remain focused on tracking the performance of the respective Indexes. In reaching these goals, we continue to use a variety of Government Agency bonds. By selectively using Government securities in concert with Treasury securities, the portfolios benefit from enhanced diversification as well as from the receipt of additional income (over treasury securities).
    With the passing of time, the duration of the portfolios continue to roll forward toward their respective maturities. The effective durations of the portfolios have shortened by approximately .5 years since the beginning of the year and now stand as follows:

Maturing Government Bond 1998 Portfolio          1.3 years
Maturing Government Bond 2002 Portfolio          4.9 years
Maturing Government Bond 2006 Portfolio          8.9 years
Maturing Government Bond 2010 Portfolio         12.6 years

OUTLOOK
The economies ability to balance strong growth with stable inflation continues to come as a pleasant surprise to many investors. Investors will undoubtedly maintain their vigilant search for inflation, but few storm clouds are visible on the horizon. The economy appears to be benefiting from a double dose of economic reality that should continue through the rest of the year. Advancements in productivity and therefore our standard of living are being lead by both the technology revolution as well as by the efficiencies of an ever improving world economy. In the end, we may have tamed the savage business cycle, but we have not eliminated it. Given this backdrop, our outlook for the rest of the year calls for quarterly growth potential to bounce between 1 percent to 4 percent and inflation to hang out around 2.5 percent to 3.0 percent. These conditions should leave long term interest rates in their recent range of 6.0 percent to
7.25 percent.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strips         30.0%
Tennessee Valley
Authority Strips             19.4%
FNMA                         19.0%
FHLB                          8.9%
FICO                         16.2%
Israel GTC                    5.3%
Cash and Other
Assets/Liabilities            1.2%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strips         33.8%
Tennessee Valley
Authority Strips             20.9%
FNMA                         18.0%
FICO                         16.4%
Israel Trust                  8.9%
Cash and Other
Assets/Liabilities            2.0%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strips         29.6%
Israel State Aid Strips      25.8%
FNMA                         14.3%
FICO                         13.9%
RFC                          15.5%
Cash and Other
Assets/Liabilities            0.9%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strips            31.9%
FNMA                             7.9%
FICO                            13.4%
RFC                              5.2%
State of Israel Aid Coupon      23.9%
Turkey Government Trust
Certificates                     7.9%
Israel Trust                     2.1%
Cash and Other
Assets/Liabilities               7.7%

 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 1998, 2002, 2006 and 2010 Index of Treasury Strips consists of all active zero-coupon Treasury issues with maturities in September 1998, 2002, 2006 and 2010, respectively.

    MATURING
    GOVERNMENT
    BOND PORTFOLIOS
COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 1998 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 1998 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               Ryan Labs, Inc.
                                Maturing        September 1998
                               Government          Index of
                               Bond 1998
                               Portfolio       Treasury Strips       CPI
5/02/94                             $ 10,000            $ 10,000   $ 10,000
12/31/94                              10,005              10,014     10,149
12/31/95                              11,606              11,700     10,405
12/31/96                              12,086              12,294     10,749
6/30/97                               12,417              12,710     10,831
AVERAGE ANNUAL TOTAL
RETURN:
One year                                6.7%
Since inception (May 2,
1994)                                   7.1%

    On the chart above you can see how the Maturing Government Bond
1998 Portfolio's total return compared to the Ryan Labs, Inc. Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 1998 Portfolio (May
2, 1994) through June 30, 1997.
COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2002 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               Ryan Labs, Inc.
                                Maturing        September 2002
                               Government          Index of
                               Bond 2002
                               Portfolio       Treasury Strips       CPI
5/02/94                             $ 10,000            $ 10,000   $ 10,000
12/31/94                              10,028               9,943     10,149
12/31/95                              12,537              12,857     10,405
12/31/96                              12,754              13,028     10,749
6/30/97                               13,018              13,446     10,831
(Thousands)
AVERAGE ANNUAL TOTAL
RETURN:
One year                                7.7%
Since inception (May 2,
1994)                                   8.7%

    On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through June 30, 1997.

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               Ryan Labs, Inc.
                                Maturing        September 2006
                               Government          Index of
                               Bond 2006
                               Portfolio       Treasury Strips       CPI
5/02/94                             $ 10,000            $ 10,000   $ 10,000
12/31/1994                            10,013               9,967     10,149
12/31/1995                            13,490              14,076     10,405
12/31/1996                            13,327              13,720     10,749
6/30/1997                             13,596              14,104     10,831
(Thousands)
AVERAGE ANNUAL TOTAL
RETURN:
One year                                9.1%
Since inception (May 2,
1994)                                  10.2%

    On the chart above you can see how the Maturing Government Bond
2006 Portfolio's total return compared to the Ryan Labs, Inc.
September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through June 30, 1997.
COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               Ryan Labs, Inc.
                                Maturing        September 2010
                               Government          Index of
                               Bond 2010
                               Portfolio       Treasury Strips       CPI
5/02/94                             $ 10,000            $ 10,000   $ 10,000
12/31/1994                             9,970               9,892     10,149
12/31/1995                            14,080              15,112     10,405
12/31/1996                            13,599              14,276     10,749
6/30/1997                             13,856              14,554     10,831
(Thousands)
AVERAGE ANNUAL TOTAL
RETURN:
One year                               10.1%
Since inception (May 2,
1994)                                  10.9%

    On the chart above you can see how the Maturing Government Bond
2010 Portfolio's total return compared to the Ryan Labs, Inc.
September 2010 Index of Treasury Strips and the Consumer Price Index.
The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Maturing Government Bond 2010
Portfolio (May 2, 1994) through June 30, 1997.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

VALUE STOCK PORTFOLIO
PERFORMANCE UPDATE
MATTHEW FINN, CFA
PORTFOLIO MANAGER

  [PHOTO]
            The Value Stock
            Portfolio seeks
            long-term
accumulation of capital. The
Portfolio invests primarily
in equity securities of
companies which, in the
opinion of the Adviser, have
market values which appear
low relative to their
underlying value or future
growth potential.
PERFORMANCE
For the six month period ended June 30, 1997, the Value Stock Portfolio returned
16.2 percent* versus 16.5 percent for the S&P Barra Value Index** and 20.6 percent for the S&P 500 Index+ for the same period.
PORTFOLIO RECAP
Areas that helped performance included holdings in the paper and forest products industry as Fort Howard Paper increased 82.8 percent during the six months mainly because the company announced a merger with James River. In addition, the shares of Champion International have appreciated 31.5 percent since acquisition.
    The largest negative impact on performance was the holding in the apparel industry--Fruit of the Loom (FTL). FTL shares were weak during the period following the company's first quarter earnings announcement. The position in FTL has been reduced. The portfolio is overweighted versus the S&P 500 in the domestic oil industry, This industry underperformed the market and our selections slightly underperformed their industry peers over the last six months.
OUTLOOK
The performance of the major indices is likely to continue to be dominated by the price movements of the largest companies. In some cases valuations have reached extremes not seen for decades. One explanation for firms being valued at levels that are hard to justify on an economic basis is the popularity of index funds. Index funds buy without a conscience, that is they are oblivious to valuations and business fundamentals. As money flows into index funds the prices of the largest companies are bid up. The trend is further exacerbated by active managers buying these same large companies in order to more closely match the performance of the large capitalization indexes. History would suggest that his type of anomaly will not last forever.
    Federal Reserve policy appears to be on hold and the domestic economy continues to surprise most observers in its ability to produce growth without rapid inflation. Volatility in the stock market is significant and opportunities are fleeting. We remain focused on sticking to our investment approach which emphasizes ferreting out exceptional investment opportunities in the shares of attractively priced, quality companies.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  -------  -----------  ----------
Everest Reinsurance Holdings................................  254,892  $10,100,096     6.7%
American Stores Company.....................................  154,399    7,623,451     5.1%
Reynolds Metals Company.....................................  101,500    7,231,875     4.8%
C.R. Bard, Inc..............................................  189,400    6,877,588     4.6%
Hormel Foods Corporation....................................  221,313    5,947,787     4.0%
Chubb Corporation...........................................   86,713    5,798,932     3.9%
Valero Energy Corporation...................................  155,700    5,644,125     3.8%
Federated Department Stores.................................  153,200    5,323,700     3.6%
Fort Howard Corporation.....................................   96,600    4,890,375     3.3%
Texas Utilities Company.....................................  138,200    4,759,263     3.2%
                                                                       -----------      --
                                                                       $64,197,192    43.0%
                                                                       -----------      --
                                                                       -----------      --

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials              14.5%
Capital Goods                 2.7%
Communication Services        6.3%
Consumer Cyclical            10.1%
Consumer Staples             10.6%
Energy                       16.2%
Financial                    18.9%
Health Care                   4.6%
Technology                    5.7%
Transportation                 .5%
Utilities                     6.9%
Cash and Other
Assets/Liabilities            3.0%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
      S&P 500 BARRA VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              Value
                              Stock       S&P 500
                                        Barra Value
                            Portfolio      Index          CPI
5/02/94                      $ 10,000        $ 10,000   $ 10,000
12/31/94                       10,457          10,062     10,149
12/31/95                       13,904          13,784     10,405
12/31/96                       18,207          16,816     10,749
6/30/97                        21,155          19,588     10,831
AVERAGE ANNUAL TOTAL
RETURN:
One year                        34.0%
Since inception (May 2,
1994)                           26.7%

    On the chart above you can see how the Value Stock Portfolio's total return compared to the S&P 500 Barra Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on inception date of the Value
Stock Portfolio (May 2, 1994) through June 30, 1997.
 *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P Barra Value Index contains approximately one-half of the common stocks from the S&P 500. The Index contains those stocks with a higher book-to-price ratio.
 +The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

GROWTH PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                      MARKET
   SHARES                                                                                            VALUE(a)
---------                                                                                         --------------
COMMON STOCKS (98.7%)
  BASIC MATERIALS (5.9%)
    Chemical--Specialty (2.9%)
  250,000  Sigma-Aldrich........................................................................  $    8,765,625
                                                                                                  --------------
    Containers--Paper (3.0%)
  209,100  Bemis Company, Inc...................................................................       9,043,575
                                                                                                  --------------
  CAPITAL GOODS (7.5%)
    Electrical Equipment (2.1%)
   96,000  General Electric Company.............................................................       6,276,000
                                                                                                  --------------
    Manufacturing--Diversified (1.6%)
  151,500  ADT Limited (b)(c)...................................................................       4,999,500
                                                                                                  --------------
    Office Equipment/Supply (3.8%)
  165,000  Pitney Bowes, Inc....................................................................      11,467,500
                                                                                                  --------------
  CONSUMER CYCLICAL (20.8%)
    Distributor--Durable (3.5%)
  315,000  Genuine Parts Company................................................................      10,670,625
                                                                                                  --------------
    Publishing--News (4.1%)
  127,000  Gannett Company......................................................................      12,541,250
                                                                                                  --------------
    Retail (9.9%)
  130,500  Home Depot, Inc......................................................................       8,996,344
  283,000  Dillard Department Stores, Inc.......................................................       9,798,875
  329,200  Wal-Mart Stores, Inc.................................................................      11,131,075
                                                                                                  --------------
                                                                                                      29,926,294
                                                                                                  --------------
    Service (3.3%)
   50,000  Omnicom Group........................................................................       3,081,250
  115,700  Service Corporation International....................................................       3,803,638
  122,600  CUC International, Inc. (b)..........................................................       3,164,613
                                                                                                  --------------
                                                                                                      10,049,501
                                                                                                  --------------
  CONSUMER STAPLES (23.5%)
    Foods (6.7%)
  163,000  Conagra, Inc.........................................................................      10,452,375
  240,000  Sara Lee Corporation.................................................................       9,990,000
                                                                                                  --------------
                                                                                                      20,442,375
                                                                                                  --------------
    Beverage (3.9%)
  150,000  Anheuser-Busch Companies, Inc........................................................       6,290,625
   85,100  Coca-Cola Company....................................................................       5,744,250
                                                                                                  --------------
                                                                                                      12,034,875
                                                                                                  --------------
    Tobacco (3.6%)
  246,000  Philip Morris Companies, Inc.........................................................      10,916,250
                                                                                                  --------------
    Personal Care (1.0%)
   32,300  Gillette Company.....................................................................       3,060,425
                                                                                                  --------------
    Distributor--Food/Health (3.4%)
  280,000  Sysco Corporation....................................................................      10,220,000
                                                                                                  --------------

                                                                                                      MARKET
   SHARES                                                                                            VALUE(a)
---------                                                                                         --------------
  CONSUMER STAPLES--CONTINUED

    Housewares (1.5%)
  114,500  Newell Co............................................................................  $    4,537,063
                                                                                                  --------------
    Retail Stores--Food (3.4%)
  285,000  Alberstson's Incorporated............................................................      10,402,500
                                                                                                  --------------
  ENERGY (6.2%)
    Oil (6.2%)
   54,800  Shell Transport and Trading Company (c)..............................................       6,891,100
  220,000  Royal Dutch Petroleum ADR (c)........................................................      11,962,500
                                                                                                  --------------
                                                                                                      18,853,600
                                                                                                  --------------
  FINANCIAL (8.9%)
    Banks (3.7%)
  199,000  Norwest Corporation..................................................................      11,193,750
                                                                                                  --------------
    Savings and Loans (1.0%)
   51,700  Washington Mutual Incorporated.......................................................       3,089,075
                                                                                                  --------------
    Finance--Diversified (3.3%)
  240,000  Southtrust Corporation...............................................................       9,930,000
                                                                                                  --------------
    Insurance Brokers (.9%)
   59,500  Sunamerica Incorporated..............................................................       2,900,625
                                                                                                  --------------
  HEALTH CARE (16.3%)
    Health Care--Diversified (4.7%)
   44,000  Johnson & Johnson....................................................................       2,832,500
  170,000  Abbott Laboratories..................................................................      11,347,500
                                                                                                  --------------
                                                                                                      14,180,000
                                                                                                  --------------
    Drugs--Major Pharmacy (9.2%)
  276,000  Schering Plough Corporation..........................................................      13,213,500
   35,500  Pfizer Inc...........................................................................       4,242,250
  100,000  Merck & Co., Inc.....................................................................      10,350,000
                                                                                                  --------------
                                                                                                      27,805,750
                                                                                                  --------------
    Hospital Management (1.5%)
  119,500  Columbia/HCA Healthcare
             Corporation........................................................................       4,697,844
                                                                                                  --------------
    Managed Care (.9%)
   52,800  United Health Care...................................................................       2,745,600
                                                                                                  --------------
  TECHNOLOGY (9.6%)
  113,000  W W Grainger Inc.....................................................................       8,835,188
   47,200  Microsoft Corporation (b)............................................................       5,964,900
  106,100  Hewlett-Packard Company..............................................................       5,941,600
   35,000  Intel................................................................................       4,963,438
   77,000  First Data Corporation...............................................................       3,383,184
                                                                                                  --------------
                                                                                                      29,088,310
                                                                                                  --------------
Total common stocks (cost: $248,689,466)........................................................     299,837,912
                                                                                                  --------------

              See accompanying notes to investments in securities.

GROWTH PORTFOLIO

                                                                                                         MARKET
PRINCIPAL                                                                                               VALUE(a)
---------                                                                                            --------------
SHORT-TERM SECURITIES (1.1%)
$3,212,026 Temporary Investment Fund, Inc.--TempFund Portfolio, current rate 5.7%..................  $    3,212,026
                                                                                                     --------------
           Total short-term securities (cost: $3,212,026)..........................................       3,212,026
                                                                                                     --------------
           Total investments in securities (cost: $251,901,492) (d)................................  $  303,049,938
                                                                                                     --------------
                                                                                                     --------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing
(c) The Portfolio held 6.2% of net assets in foreign securities at June 30, 1997.
(d) At June 30, 1997 the cost of securities for federal income tax purposes was $251,901,492. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $ 52,384,887
Gross unrealized depreciation.....................  $ (1,236,441)
                                                    ------------
Net unrealized appreciation.......................  $ 51,148,446
                                                    ------------
                                                    ------------

BOND PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                                   MARKET
 PRINCIPAL                                                                                                        VALUE(a)
----------                                                                                                      ------------
LONG-TERM DEBT SECURITIES (88.3%)
  GOVERNMENT OBLIGATIONS (27.5%)
    U.S. GOVERNMENT AND AGENCIES (22.8%)
      U.S. Treasury (5.9%)
$  500,000  U.S. Treasury Bond.........................................................    8.000%     11/15/21  $    565,469
 2,675,000  U.S. Treasury Bond.........................................................    6.500%     11/15/26     2,563,819
 5,000,000  U.S. Treasury Note.........................................................    5.875%     04/30/98     5,004,685
                                                                                                                ------------
                                                                                                                   8,133,973
                                                                                                                ------------
      Government National Mortgage Association (7.1%)
   590,555  ...........................................................................    8.000%     09/15/24       605,478
   392,360  ...........................................................................    8.000%     01/15/27       401,474
   683,209  ...........................................................................    6.500%     11/15/23       658,681
   852,309  ...........................................................................    7.000%     11/15/23       842,046
   889,604  ...........................................................................    6.500%     05/15/24       856,430
   328,569  ...........................................................................    8.500%     10/15/22       344,527
   335,758  ...........................................................................    7.500%     02/15/23       338,500
   323,139  ...........................................................................    8.500%     12/15/22       338,834
 1,701,794  ...........................................................................    8.000%     04/15/25     1,742,244
   466,193  ...........................................................................    7.000%     10/15/25       458,076
 2,984,095  ...........................................................................    8.500%     01/15/27     3,102,829(e)
                                                                                                                ------------
                                                                                                                   9,689,119
                                                                                                                ------------
      Other U.S. Government Agencies (9.9%)
 1,000,000  Federal National Mortgage Association......................................    8.590%     02/03/05     1,010,867
 5,650,000  Federal Home Loan Bank.....................................................    7.105%     05/06/02     5,711,924
   493,616  Federal National Mortgage Association......................................    6.500%     03/01/26       472,439
   456,336  Federal National Mortgage Association......................................    7.000%     02/01/26       448,204
   996,095  Federal National Mortgage Association......................................    6.500%     02/01/26       954,347
 1,265,662  Federal National Mortgage Association......................................    7.000%     09/01/17     1,257,561
 1,888,825  Federal Home Loan Mortgage Corporation.....................................    6.500%     02/01/16     1,839,506
 1,500,000  Federal Home Loan Mortgage Corporation.....................................    7.030%     04/05/04     1,489,915
   416,624  Federal Home Loan Mortgage Corporation.....................................    6.500%     12/01/23       403,737
                                                                                                                ------------
                                                                                                                  13,588,500
                                                                                                                ------------
    OTHER GOVERNMENT OBLIGATIONS (3.3%)
 4,500,000  Poland Yankee Bond (b).....................................................    7.125%     07/01/04     4,479,300
                                                                                                                ------------
    STATE AND LOCAL GOVERNMENT AGENCIES (1.4%)
   950,000  California Housing Finance Agency..........................................    8.160%     02/01/28       957,422
 1,008,000  Wyoming Community Development Authority....................................    6.850%     06/01/10       995,085
                                                                                                                ------------
                                                                                                                   1,952,507
                                                                                                                ------------
            Total government obligations (cost: $37,611,726)..................................................    37,843,399
                                                                                                                ------------
  CORPORATE OBLIGATIONS (60.8%)
    BASIC MATERIALS (1.8%)
      Chemical--Specialty (1.8%)
 2,502,514  Ciba Geigy Corporation 144A Issue (d)......................................    7.240%     01/02/16     2,462,273
                                                                                                                ------------
    CAPITAL GOODS (3.1%)
      Engineer/Construction--Equipment (3.1%)
 3,925,000  Joy Technologies Incorporated..............................................   10.250%     09/01/03     4,276,778
                                                                                                                ------------
    CONSUMER CYCLICAL (4.4%)
      Retail (1.5%)
 2,000,000  Fingerhut Company..........................................................    7.375%     09/15/99     2,019,036
                                                                                                                ------------

              See accompanying notes to investments in securities.

BOND PORTFOLIO

                                                                                                                   MARKET
 PRINCIPAL                                                                                                        VALUE(a)
----------                                                                                                      ------------
  CORPORATE OBLIGATIONS--CONTINUED
      Textiles (2.9%)
$3,700,000  Reliance Industries 144A Issue (b)(d)......................................   10.250%   01/15/2097  $  4,000,218
                                                                                                                ------------
    COMMUNICATIONS SERVICES (4.6%)
      Telephone (4.6%)
 3,250,000  Telekom Malaysia Debentures 144A Issue (b)(d)..............................    7.875%     08/01/25     3,352,797
 3,000,000  Bellsouth Telecommunications...............................................    6.250%     05/15/03     2,936,856
                                                                                                                ------------
                                                                                                                   6,289,653
                                                                                                                ------------
    CONSUMER STAPLES (7.9%)
      Entertainment (4.8%)
 5,000,000  Time Warner Incorporated...................................................    6.100%     12/30/01     4,786,500
 1,750,000  Time Warner Incorporated...................................................    8.375%     03/15/23     1,793,668
                                                                                                                ------------
                                                                                                                   6,580,168
                                                                                                                ------------
      Household Products (3.1%)
 3,850,000  Premark International, Inc.................................................   10.500%     09/15/00     4,259,713
                                                                                                                ------------
    ENERGY (4.4%)
      Oil and Gas Drilling (4.4%)
 2,000,000  Dresser Industries Inc.....................................................    8.000%     04/15/03     2,109,012
 3,900,000  Petroleum Geo-Services (b).................................................    7.500%     03/31/07     3,944,932
                                                                                                                ------------
                                                                                                                   6,053,944
                                                                                                                ------------
    FINANCIAL (29.6%)
      Asset-Backed/Collateralized Mortgage Obligations (3.1%)
 1,200,000  CFSB Finance Company Limited, Series 1995-A 144A Issue (d).................    7.542%     11/15/05     1,188,000
 1,547,524  Case Equipment Loan Trust..................................................    5.500%     02/15/03     1,540,328
   615,684  Green Tree Financial Corporation, Net Interest Margin CMO..................    7.250%     07/15/05       613,012
   982,535  Green Tree Financial Corporation...........................................    6.900%     02/15/04       977,613
                                                                                                                ------------
                                                                                                                   4,318,953
                                                                                                                ------------
      Auto Finance (4.0%)
 1,600,000  Ford Motor Credit Company..................................................    6.250%     12/08/05     1,515,259
 4,000,000  Ford Motor Credit Company..................................................    6.375%     04/03/00     3,976,960
                                                                                                                ------------
                                                                                                                   5,492,219
                                                                                                                ------------
      Banks (7.7%)
 3,400,000  St. George Bank 144A Issue (b)(c)(d).......................................    8.487%     12/31/49     3,456,610
 3,000,000  Wells Fargo Capital........................................................    7.960%     12/15/26     2,959,554
 4,000,000  Midland Bank PLC Subordinated (b)..........................................    7.625%     06/15/06     4,128,692
                                                                                                                ------------
                                                                                                                  10,544,856
                                                                                                                ------------
      Commercial Finance (3.1%)
 4,250,000  General Electric Capital Corp..............................................    6.660%     05/01/18     4,259,205
                                                                                                                ------------
      Consumer Finance (1.4%)
 1,885,000  Associates Corporation of North America....................................    6.750%     10/15/99     1,895,260
                                                                                                                ------------
      Investment Bankers/Broker (6.9%)
 1,500,000  Lehman Brothers Holdings Incorporated......................................    7.375%     05/15/04     1,511,298
 4,000,000  Lehman Brothers Inc........................................................    7.360%     12/15/03     4,059,028
 4,000,000  Morgan Stanley Dean Witter.................................................    6.875%     05/15/04     3,921,116
                                                                                                                ------------
                                                                                                                   9,491,442
                                                                                                                ------------
      Real Estate Investment Trust (3.4%)
 3,750,000  Wharf International Finance 144A Issue (b)(d)..............................    7.625%     03/13/07     3,753,169
 1,000,000  Security Capital Pacific Trust.............................................    7.500%     02/15/14       993,748
                                                                                                                ------------
                                                                                                                   4,746,917
                                                                                                                ------------

              See accompanying notes to investments in securities.

BOND PORTFOLIO

                                                                                                                   MARKET
 PRINCIPAL                                                                                                        VALUE(a)
----------                                                                                                      ------------
  CORPORATE OBLIGATIONS--CONTINUED
    UTILITIES (5.0%)
      Electric Company (5.0%)
$4,000,000  Enersis (b)................................................................    6.900%     12/01/06  $  3,900,000
 3,000,000  Wisconsin Electric Power Company...........................................    5.125%     09/15/98     2,966,694
                                                                                                                ------------
                                                                                                                   6,866,694
                                                                                                                ------------
            Total corporate obligations (cost: $83,062,815)...................................................    83,557,329
                                                                                                                ------------
            Total long-term debt securities (cost: $120,674,541)..............................................   121,400,728
                                                                                                                ------------

   SHARES
---------
PREFERRED STOCKS (2.2%)
    FINANCIAL (2.2%)
      Real Estate Investment Trust (2.2%)
   60,000  Security Capital Industrial, Series C-8.54%.....................................................     3,005,820
                                                                                                             ------------
           Total preferred stock (cost: $3,000,000)........................................................     3,005,820
                                                                                                             ------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (10.1%)
$2,822,968 Temporary Investment Fund, Inc--TempFund Portfolio, current rate 5.7%...........................     2,822,968
3,000,000  U.S. Treasury Bill.........................................................    5.157%   08/28/97     2,975,541
3,690,000  U.S. Treasury Bill.........................................................    5.146%   07/24/97     3,678,351
3,000,000  Pepsico, Inc. CP...........................................................    5.692%   08/01/97     2,985,453
1,400,000  Florida Power Corporation CP...............................................    5.557%   07/21/97     1,395,452
                                                                                                             ------------
           Total short-term securities (cost: $13,858,398).................................................    13,857,765
                                                                                                             ------------
           Total investments in securities (cost: $137,532,938) (e)........................................  $138,264,313
                                                                                                             ------------
                                                                                                             ------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 20.0% of net assets in foreign securities at June 30, 1997.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning illiquid securities held at June 30, 1997, which includes acquisition date and cost, is as follows:

                                                         ACQUISITION
     SECURITY                                               DATE         COST
     --------------------------------------------------  -----------  -----------
     Ciba Geigy Corporation 144A Issue.................   12/24/96    $ 2,502,514
     Reliance Industries 144A Issue....................    various      3,835,732
     Telekom Malaysia Debentures 144A Issue............    various      3,233,285
     CFSB Finance Company Limited, Series 1995-A 144A
     Issue.............................................    5/15/96      1,167,750
     St. George Bank 144A Issue........................    6/12/97      3,400,000
     Wharf International Finance 144A Issue............    various      3,727,973
                                                                      -----------
                                                                      $17,867,254
                                                                      -----------
                                                                      -----------

(e) At June 30, 1997 the cost of securities for federal income tax purposes was $137,532,938. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

                                                                         COST
                                                                      -----------
     Gross unrealized appreciation..................................  $ 1,150,616
     Gross unrealized depreciation..................................     (419,241)
                                                                      -----------
     Net unrealized appreciation....................................  $   731,375
                                                                      -----------
                                                                      -----------

MONEY MARKET PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                 MARKET
 PRINCIPAL                                                                                      VALUE(a)
-----------                                                                                    -----------
COMMERCIAL PAPER (94.1%)
  BASIC MATERIALS (10.2%)
    Chemical Specialty (10.2%)
$ 2,300,000   E.I. Du Pont De Nemours & Co................................   5.74%   07/22/97  $ 2,292,330
    540,000   Monsanto Company............................................   5.67%   08/18/97      536,035
  2,590,000   Monsanto Company............................................   5.77%   10/21/97    2,545,118
                                                                                               -----------
                                                                                                 5,373,483
                                                                                               -----------
  COMMUNICATION SERVICES (9.4%)
    Telephone (9.4%)
  2,485,000   Ameritech Corp..............................................   5.68%   07/18/97    2,478,350
  2,520,000   AT&T Corporation............................................   5.70%   09/04/97    2,495,096
                                                                                               -----------
                                                                                                 4,973,446
                                                                                               -----------
  CONSUMER STAPLES (37.6%)
    Beverage (11.0%)
    580,000   Anheuser-Busch Company Inc..................................   5.69%   08/29/97      574,730
  1,865,000   Anheuser-Busch Company Inc. (c).............................   5.74%   08/22/97    1,849,963
    270,000   Coca-Cola Company...........................................   5.62%   08/04/97      268,616
    605,000   Coca-Cola Company...........................................   5.71%   08/11/97      601,187
  2,515,000   Pepsico, Inc................................................   5.64%   07/01/97    2,515,000
                                                                                               -----------
                                                                                                 5,809,496
                                                                                               -----------
    Entertainment (4.3%)
    800,000   Walt Disney Company.........................................   5.71%   09/09/97      791,459
  1,515,000   Walt Disney Company.........................................   5.69%   09/15/97    1,497,489
                                                                                               -----------
                                                                                                 2,288,948
                                                                                               -----------
    Foods (13.1%)
  2,575,000   Archer Daniels Midland Co...................................   5.52%   07/15/97    2,569,487
  2,220,000   Cargill, Inc................................................   5.74%   09/12/97    2,195,163
  2,120,000   CPC International (c).......................................   5.66%   07/07/97    2,118,002
                                                                                               -----------
                                                                                                 6,882,652
                                                                                               -----------
    Special Printing (4.7%)
  2,455,000   McGraw-Hill Co..............................................   5.48%   07/11/97    2,451,272
                                                                                               -----------
    Tobacco (4.5%)
  2,400,000   Philip Morris Companies, Inc................................   5.81%   08/28/97    2,378,128
                                                                                               -----------
  FINANCIAL (12.7%)
    Commercial Finance (4.6%)
  2,445,000   Xerox Credit................................................   5.65%   08/15/97    2,428,227
                                                                                               -----------
    Consumer Finance (3.1%)
  1,640,000   American General Finance Corp...............................   5.74%   07/16/97    1,636,084
                                                                                               -----------
    Finance--Diversified (5.0%)
  2,640,000   Ciesco LP...................................................   5.57%   07/30/97    2,628,214
                                                                                               -----------
  HEALTH CARE (4.6%)
    Drugs--Major Pharmacy (4.6%)
  2,410,000   Schering Plough Corporation.................................   5.63%   07/01/97    2,410,000
                                                                                               -----------
  UTILITIES (19.6%)
    Electric Companies (19.6%)
  2,600,000   Alabama Power Company.......................................   5.74%   07/10/97    2,596,277
  2,500,000   Carolina Power & Light Co...................................   5.35%   07/24/97    2,491,191
  2,630,000   MidAmerica Energy...........................................   5.75%   07/02/97    2,629,580
  2,600,000   Potomic Electric Power Co...................................   5.56%   07/14/97    2,594,796
                                                                                               -----------
                                                                                                10,311,844
                                                                                               -----------
              Total commerical paper (cost: $49,571,794).....................................   49,571,794
                                                                                               -----------

              See accompanying notes to investments in securities.

MONEY MARKET PORTFOLIO

                                                                                                 MARKET
 PRINCIPAL                                                                                      VALUE(a)
-----------                                                                                    -----------
  U. S. GOVERNMENT AGENCY OBLIGATION (4.7%)
$ 2,500,000   Federal Home Loan Bank......................................   6.00%   11/05/97  $ 2,496,073
                                                                                               -----------
              Total U.S. government agency obligation (cost $2,496,073)......................    2,496,073
                                                                                               -----------

OTHER SHORT-TERM SECURITIES (5.4%)
  2,845,965   Temporary Investment Fund, Inc.--TempFund Portfolio current rate 5.70%.........    2,845,965
                                                                                               -----------
              Total other short-term securities (cost: $2,845,965)...........................    2,845,965
                                                                                               -----------
              Total investments in securities (cost: $54,913,832) (b)........................  $54,913,832
                                                                                               -----------
                                                                                               -----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at June 30, 1997.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.

ASSET ALLOCATION PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
COMMON STOCKS (45.5%)
  BASIC MATERIALS (1.0%)
    Chemicals (1.0%)
   79,993  Praxair Inc.................................................  $    4,479,608
                                                                         --------------
  CAPITAL GOODS (4.7%)
    Machinery (4.7%)
  106,410  United Waste Systems, Inc. (b)..............................       4,362,810
  142,352  General Electric Company....................................       9,306,262
   67,000  ADT Limited (b)(c)..........................................       2,211,000
   56,600  Tyco International Ltd......................................       3,937,238
   68,200  Wallace Computer Services, Inc..............................       2,050,263
                                                                         --------------
                                                                             21,867,573
                                                                         --------------
  COMMUNICATION SERVICES (.9%)
    Telephone (.9%)
  132,400  Cincinnati Bell Incorporated................................       4,170,600
                                                                         --------------
  CONSUMER GOODS AND SERVICES (15.9%)
    Consumer Cyclical (7.8%)
   60,000  Magna International Inc
             (Class A) (b)(c)..........................................       3,611,250
  106,700  Carnival Corporation........................................       4,401,375
   84,311  Gtech Holdings Corporation (b)..............................       2,719,030
   55,500  Leggett & Platt Incorporated................................       2,386,500
   30,040  Home Depot Inc..............................................       2,070,883
   36,300  Kohl's Inc. (b).............................................       1,921,631
   66,400  Autozone Inc. (b)...........................................       1,564,550
   87,304  Omnicom Group...............................................       5,380,109
  165,408  CUC International Inc. (b)..................................       4,269,594
   35,800  HFS Incorporated (b)........................................       2,076,400
  170,800  Service Corporation International...........................       5,615,050
                                                                         --------------
                                                                             36,016,372
                                                                         --------------
    Consumer Staples (8.1%)
   48,000  Conagra, Inc................................................       3,078,000
   70,000  Kimberly-Clark Corporation..................................       3,482,500
   14,455  Procter & Gamble Company....................................       2,041,769
  152,800  Philip Morris Companies, Inc................................       6,780,500
   22,500  Gillette Company............................................       2,131,875
   94,200  Coca-Cola Company...........................................       6,358,500
  136,000  Newell Co...................................................       5,389,000
   80,687  Manpower....................................................       3,590,572
   99,900  Automatic Data Processing Inc...............................       4,695,300
                                                                         --------------
                                                                             37,548,016
                                                                         --------------
  FINANCIAL (8.0%)
    Bank/Savings and Loans (1.1%)
   48,850  Norwest Corporation.........................................       2,747,813
   40,500  Washington Mutual Incorporated..............................       2,419,875
                                                                         --------------
                                                                              5,167,688
                                                                         --------------
    Consumer Finance (.7%)
   55,500  Associates First Capital Corp...............................       3,080,250
                                                                         --------------
    Finance (.4%)
   62,500  Federal Home Loan Mortgage Corp.............................       2,148,438
                                                                         --------------
    Insurance (2.0%)
    9,700  Hartford Life...............................................         363,750

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  FINANCIAL--CONTINUED
   31,206  American International Group, Incorporated..................  $    4,661,396
   86,300  Sunamerica Incorporated.....................................       4,207,125
                                                                         --------------
                                                                              9,232,271
                                                                         --------------
    Investment Management (.5%)
   41,300  T. Rowe Price Associates....................................       2,132,113
                                                                         --------------
    Other Finance (3.3%)
   82,400  Danka Business Systems PLC (c)..............................       3,368,100
   30,000  Finova Finance Trust........................................       2,295,000
   80,900  Nine West Group Inc. (b)....................................       3,089,369
   65,250  Paychex Incorporated........................................       2,479,500
   90,792  Safeway Inc. (b)............................................       4,187,781
                                                                         --------------
                                                                             15,419,750
                                                                         --------------
  HEALTH CARE (7.0%)
    Drugs--Major Pharmacy (3.5%)
   52,000  Merck & Co., Inc............................................       5,382,000
   41,760  Pfizer Inc..................................................       4,990,320
   63,600  Smithkline Beecham (c)......................................       5,827,350
                                                                         --------------
                                                                             16,199,670
                                                                         --------------
    Health Care--Diversified (.9%)
   66,000  Johnson & Johnson...........................................       4,248,750
                                                                         --------------
    Hospital Management (1.4%)
  162,109  Columbia/HCA Healthcare Corporation.........................       6,372,910
                                                                         --------------
    Managed Care (.5%)
   42,100  United Health Care..........................................       2,189,200
                                                                         --------------
    Medical Product/Supplies (.7%)
   38,900  Medtronic Inc...............................................       3,150,900
                                                                         --------------
  TECHNOLOGY (7.5%)
   46,762  Computer Associates International...........................       2,604,059
   41,500  Microsoft Corporation (b)...................................       5,244,563
   79,400  Parametric Technology
             Corporation (b)...........................................       3,379,463
   92,800  Gateway (b).................................................       3,010,200
   47,200  Intel.......................................................       6,693,550
   34,000  Cisco Systems, Inc. (b).....................................       2,282,250
  111,500  Equifax Incorporated........................................       4,146,406
  140,152  First Data Corporation......................................       6,157,929
   31,500  Garner Group Incorporated...................................       1,132,031
                                                                         --------------
                                                                             34,650,451
                                                                         --------------
  UTILITIES (.5%)
    Natural Gas (.5%)
   50,900  Enron Corp..................................................       2,077,351
                                                                         --------------
Total common stocks (cost: $151,030,653)...............................     210,151,911
                                                                         --------------
PREFERRED STOCKS (.5%)
  FINANCIAL (.5%)
   50,000  Security Capital Industrial,
             C-8.54%...................................................       2,504,850
                                                                         --------------
Total preferred stocks (cost: $2,500,000)..............................       2,504,850
                                                                         --------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                                                   MARKET
 PRINCIPAL                                                                                        VALUE(a)
------------                                                                                    -------------
LONG-TERM DEBT SECURITIES (43.3%)
  GOVERNMENT OBLIGATIONS (19.8%)
      U.S. Treasury (12.9%)
$  4,000,000  U.S. Treasury Bond..........................................  12.000%   08/15/13  $   5,632,500
   9,900,000  U.S. Treasury Bond..........................................   6.500%   11/15/26      9,488,526
  10,250,000  U.S. Treasury Note..........................................   6.000%   12/31/97     10,272,417
   7,650,000  U.S. Treasury Note..........................................   6.125%   09/30/00      7,614,137
  20,050,000  U.S. Treasury Note..........................................   5.875%   04/30/98     20,068,787
   8,350,000  U.S. Treasury Interest Strip (d)............................   6.315%   02/15/01      6,664,210
                                                                                                -------------
                                                                                                   59,740,577
                                                                                                -------------
      Government National Mortgage Association (1.5%)
     294,824  ............................................................   7.500%   06/20/02        298,073
     138,279  ............................................................   7.500%   07/20/02        139,803
     369,126  ............................................................   6.500%   11/15/23        355,874
     845,983  ............................................................   6.500%   03/15/24        814,435
     289,477  ............................................................   6.500%   11/15/23        279,084
     488,169  ............................................................   6.500%   11/15/23        470,644
     240,724  ............................................................   6.500%   11/15/23        232,082
      21,254  ............................................................   6.500%   03/15/24         20,461
     315,546  ............................................................   6.500%   11/15/23        304,218
      23,224  ............................................................   6.500%   02/15/24         22,358
     587,798  ............................................................   7.500%   05/15/24        591,877
   1,864,770  ............................................................   7.000%   10/15/25      1,832,303
   1,545,767  ............................................................   7.000%   11/15/24      1,525,732
                                                                                                -------------
                                                                                                    6,886,944
                                                                                                -------------
      Federal National Mortgage Association (2.8%)
   1,224,418  ............................................................   6.500%   09/01/25      1,173,101
   1,358,666  ............................................................   7.000%   05/01/11      1,356,586
   3,148,721  ............................................................   7.000%   02/01/26      3,092,607
     936,582  ............................................................   7.000%   05/01/11        935,148
     740,753  ............................................................   6.500%   05/01/11        726,167
     906,543  ............................................................   6.500%   05/01/11        888,693
   2,236,397  ............................................................   6.000%   05/01/11      2,157,517
   2,600,000  ............................................................   8.590%   02/03/05      2,628,254
                                                                                                -------------
                                                                                                   12,958,073
                                                                                                -------------
      Other U.S. Government Agencies (.7%)
   1,253,956  Federal Home Loan Mortgage Corporation......................   6.500%   12/01/23      1,215,170
   1,794,384  Federal Home Loan Mortgage Corporation......................   6.500%   02/01/16      1,747,531
                                                                                                -------------
                                                                                                    2,962,701
                                                                                                -------------
      Other Government Obligations (1.4%)
   6,500,000  Poland Yankee Bond (c)......................................   7.125%   07/01/04      6,470,100
                                                                                                -------------
      State and Local Government Obligations (.5%)
   2,520,000  Wyoming Community Development Authority.....................   6.850%   06/01/10      2,487,713
                                                                                                -------------
              Total government obligations (cost: $91,251,582)................................     91,506,108
                                                                                                -------------
  CORPORATE OBLIGATIONS (23.5%)
    BASIC MATERIALS (.8%)
    Chemical--Speciality (.8%)
   4,004,022  Ciba Geigy Corporation 144A Issue (e).......................   7.240%   01/02/16      3,939,638
                                                                                                -------------
  CAPITAL GOODS (.8%)
    Engineering/Construction--Equipment (.8%)
   3,340,000  Joy Technologies, Incorporated..............................  10.250%   09/01/03      3,639,348
                                                                                                -------------
  COMMUNICATION SERVICES (1.9%)
    Telephone (1.9%)
   4,000,000  Bellsouth Telecommunications................................   6.250%   05/15/03      3,915,808

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                                                   MARKET
 PRINCIPAL                                                                                        VALUE(a)
------------                                                                                    -------------
  COMMUNICATION SERVICES--CONTINUED
$  4,700,000  Telekom Malaysia Debentures 144A Issue (c)(e)...............   7.875%   08/01/25  $   4,848,661
                                                                                                -------------
                                                                                                    8,764,469
                                                                                                -------------
  CONSUMER CYCLICAL (2.0%)
    Retail--Computer/Electric (.5%)
   2,000,000  Fingerhut Company 144A Issue (e)............................   7.375%   09/15/99      2,019,036
                                                                                                -------------
    Service--Communication/Consumer (.6%)
   2,900,000  PHH Corporation.............................................   6.500%   02/01/00      2,895,177
                                                                                                -------------
    Textiles (.9%)
   4,000,000  Reliance Industries 144A Issue (c)(e).......................  10.250%   /15/2097      4,324,560
                                                                                                -------------
  CONSUMER STAPLES (3.4%)
    Broadcasting (.8%)
   3,400,000  TCI Communications..........................................   8.750%   08/01/15      3,566,777
                                                                                                -------------
    Entertainment (1.6%)
   2,000,000  Time Warner, Incorporated...................................   8.375%   03/15/23      2,049,906
   5,450,000  Time Warner, Incorporated...................................   6.100%   12/30/01      5,217,285
                                                                                                -------------
                                                                                                    7,267,191
                                                                                                -------------
    Household Products (1.0%)
   4,200,000  Premark International, Incorporated.........................  10.500%   09/15/00      4,646,960
                                                                                                -------------
  ENERGY (1.9%)
    Oil and Gas Drilling (1.4%)
   2,000,000  Dresser Industries, Inc.....................................   8.000%   04/15/03      2,109,012
   4,200,000  Petroleum Geo-Services ASA (c)..............................   7.500%   03/31/07      4,248,388
                                                                                                -------------
                                                                                                    6,357,400
                                                                                                -------------
    Oil (.5%)
   2,250,000  Petronas 144A Issue (c)(e)..................................   7.125%   10/18/06      2,241,369
                                                                                                -------------
  FINANCIAL (11.1%)
    Asset-Backed (1.1%)
   1,000,000  Prudential Home Mortgage Securities, Series 92-A, 144A Issue
              (e).........................................................   7.900%   04/28/22        995,000
   3,072,121  Case Equipment Loan Trust...................................   5.500%   02/15/03      3,057,836
   1,170,406  Paine Webber Mortgage Acceptance Corp, Series 94-4 CMO......   6.924%   02/25/24      1,122,127
                                                                                                -------------
                                                                                                    5,174,963
                                                                                                -------------
    Auto Finance (1.0%)
   4,500,000  Ford Motor Credit Company...................................   6.375%   04/03/00      4,474,080
                                                                                                -------------
    Banks (3.5%)
   4,000,000  St. George Bank 144A Issue (c)(d)(e)........................   8.487%   12/31/49      4,066,600
   5,000,000  Midland Bank PLC Subordinated (c)...........................   7.625%   06/15/06      5,160,865
   3,000,000  Norwest Corporation.........................................   7.680%   05/10/02      3,040,332
   4,150,000  Wells Fargo Capital.........................................   7.960%   12/15/26      4,094,050
                                                                                                -------------
                                                                                                   16,361,847
                                                                                                -------------
    Commercial Finance (1.1%)
   5,000,000  General Electric Capital Corporation........................   6.660%   05/01/18      5,010,830
                                                                                                -------------
    Consumer Finance (.4%)
   2,000,000  Associates Corporation of North America.....................   6.750%   10/15/99      2,010,886
                                                                                                -------------
    Insurance--Property and Casualty (.7%)
   3,000,000  URC Holdings Corporation 144A Issue (e).....................   7.875%   06/30/06      3,100,290
                                                                                                -------------
    Investment Bankers/Brokers (2.1%)
   2,400,000  Lehman Brothers Holdings Incorporated.......................   7.375%   05/15/04      2,418,077
   3,500,000  Lehman Brothers, Inc........................................   7.360%   12/15/03      3,551,650
   3,750,000  Morgan Stanley Dean Witter..................................   6.875%   03/01/07      3,676,046
                                                                                                -------------
                                                                                                    9,645,773
                                                                                                -------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO

                                                                                                   MARKET
 PRINCIPAL                                                                                        VALUE(a)
------------                                                                                    -------------
  FINANCIAL--CONTINUED
    Real Estate Investment Trust (1.2%)
$  1,500,000  Security Capital Pacific Trust..............................   7.500%   02/15/14  $   1,490,622
   4,250,000  Wharf International Finance 144A Issue (c)(e)...............   7.625%   03/13/07      4,253,591
                                                                                                -------------
                                                                                                    5,744,213
                                                                                                -------------
  UTILITIES (1.6%)
    Electric Companies (1.6%)
   3,750,000  Enersis (c).................................................   6.900%   12/01/06      3,656,250
   3,750,000  Wisconsin Electric Power Company............................   5.125%   09/15/98      3,708,363
                                                                                                -------------
                                                                                                    7,364,613
                                                                                                -------------
              Total corporate obligations (cost: $108,042,037)................................    108,549,420
                                                                                                -------------
              Total long-term debt securities (cost: $199,220,031)............................    200,055,528
                                                                                                -------------
SHORT-TERM SECURITIES (10.4%)
  17,835,886  Temporary Investment Fund, Inc.--TempFund Portfolio, current rate 5.70%.........     17,835,886
  12,855,000  U.S. Treasury Bills.........................................   4.660%   07/24/97     12,814,417
   4,000,000  Federal Home Loan Bank discount note........................   5.765%   11/05/97      4,000,440
   4,290,000  Ciesco LP CP................................................   5.530%   07/30/97      4,270,496
   2,690,000  Pacific Bell CP.............................................   5.530%   07/17/97      2,682,862
   2,330,000  HJ Heinz Company CP.........................................   5.500%   07/01/97      2,329,612
   4,255,000  Anheuser Busch Company Inc. CP..............................   5.430%   07/07/97      4,250,164
                                                                                                -------------
              Total short-term securities (cost: $48,178,811).................................     48,183,877
                                                                                                -------------
              Total investments in securities (cost: $400,929,495) (f)........................  $ 460,896,166
                                                                                                -------------
                                                                                                -------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 11.7% of net assets in foreign securities as of June 30, 1997.
(d) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(e) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements). Information concerning the illiquid securities held at June 30, 1997, which includes acquisition date and cost, is as follows:

                                                              ACQUISTION
SECURITY                                                         DATE          COST
------------------------------------------------------------  -----------  -------------
Ciba Geigy Corporation 144A Issue                               12/24/96   $   4,004,002
Telekom Malaysia Debentures 144A Issue......................     various       4,737,529
Fingerhut Company 144A Issue................................     10/4/96       2,015,900
Reliance Industries 144A Issue..............................     various       4,146,440
Petronas 144A Issue.........................................     various       2,257,843
Prudential Home Securities, Series 92-A, 144A Issue.........     7/19/96         950,313
St. George Bank 144A Issue..................................     6/12/97       4,000,000
URC Holdings Corporation 144A Issue.........................     various       3,070,440
Wharf International Finance 144A Issue......................     various       4,229,108
                                                                           -------------
                                                                           $  29,411,575
                                                                           -------------
                                                                           -------------

(f) At June 30, 1997 the cost of securities for federal income tax purposes was $401,008,648. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation...................................  $ 62,343,463
Gross unrealized depreciation...................................    (2,455,945)
                                                                  ------------
Net unrealized appreciation.....................................  $ 59,887,518
                                                                  ------------
                                                                  ------------

MORTGAGE SECURITIES PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                         MARKET
 PRINCIPAL                                                                              VALUE(a)
------------                                                                          ------------
LONG-TERM DEBT SECURITIES (92.8%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (35.9%)
    Federal Home Loan Mortgage Corporation (FHLMC)(4.9%)
$    811,569  Bi-weekly.........................................   7.000%   12/01/22  $    804,979
   1,882,977  Bi-weekly.........................................   6.500%   12/01/23     1,824,734
   1,338,632  Accrual Bond (g)..................................   9.933%   11/15/13     1,291,177
                                                                                      ------------
                                                                                         3,920,890
                                                                                      ------------
    Federal National Mortgage Association (FNMA) (7.6%)
       8,438  30 Year Fixed.....................................   8.000%   05/01/22         8,700
   1,236,221  Bi-weekly.........................................   6.500%   03/01/17     1,201,816
     357,531  Bi-weekly.........................................   6.500%   02/01/17       348,214
     906,707  Bi-weekly.........................................   6.000%   07/01/07       889,270
   1,553,272  Bi-weekly.........................................   7.000%   09/01/17     1,543,330
   1,500,000  FNR 93-212 Interest-only CMO (f)..................   6.000%   09/25/08       514,559
     797,631  PAC Accrual Bond (FNMA 10%) (g)...................   8.359%   06/25/19       782,021
   1,923,076  FNR 93-189 Interest-only CMO (f)..................   6.500%   03/25/22       710,890
                                                                                      ------------
                                                                                         5,998,800
                                                                                      ------------
    Government National Mortgage Association (GNMA) (11.1%)
     418,596  GNMA II...........................................   7.500%   09/20/16       422,601
     183,000  GNMA II...........................................   8.500%   12/20/16       192,618
     347,860  GNMA II...........................................   8.500%   05/20/17       366,226
     406,320 ...................................................   8.000%   12/15/15       417,355
     322,259 ...................................................   8.000%   02/15/16       331,621
     313,353 ...................................................   8.000%   02/15/16       322,456
     277,932 ...................................................   8.000%   02/15/16       286,006
     441,039 ...................................................   8.000%   03/15/16       453,851
     514,295 ...................................................   7.000%   04/15/16       506,920
     607,397  GNMA II...........................................   8.000%   02/20/17       627,021
     338,627 ...................................................   7.000%   09/15/16       336,300
      41,246  GNMA II...........................................   8.500%   10/20/16        43,414
     570,797 ...................................................   7.000%   08/15/16       566,875
     310,698  GNMA II...........................................   7.500%   09/20/16       313,671
     314,869 ...................................................   7.000%   05/15/17       312,730
     220,452  GNMA II...........................................   8.500%   10/20/16       232,038
     350,968 ...................................................   7.000%   07/15/17       348,584
     284,541 ...................................................   7.000%   03/15/17       282,609
     284,949 ...................................................   7.000%   05/15/17       283,014
     847,830  GNMA II...........................................   8.500%   07/20/17       892,595
     191,914  GNMA II...........................................   8.500%   03/20/17       202,047
     292,936  GNMA II...........................................   8.500%   08/20/17       308,402
     365,941  GNMA II...........................................   8.000%   07/20/17       377,764
     384,493  GNMA II...........................................   7.500%   08/20/17       387,976
       4,423 ...................................................   8.500%   03/15/22         4,638
                                                                                      ------------
                                                                                         8,819,332
                                                                                      ------------
    Other U.S. Government Agencies (8.5%)
     250,000  Federal Home Loan Bank............................   5.030%   07/28/00       249,688
   1,722,726  Vendee Mortgage Trust Participation Certificate      8.465%   05/15/24     1,811,554
              (b)...............................................
     677,771  Vendee Mortgage Trust Participation Certificate      7.206%   02/15/25       674,043
              (b)...............................................
   1,937,488  Vendee Mortgage Trust Participation Certificate      7.793%   02/15/25     1,973,816
              (b)...............................................
   1,969,416  Vendee Mortgage Trust Participation Certificate      8.293%   12/15/26     2,058,655
              (b)...............................................
                                                                                      ------------
                                                                                         6,767,756
                                                                                      ------------

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO

                                                                                         MARKET
 PRINCIPAL                                                                              VALUE(a)
------------                                                                          ------------
    U.S Treasury (3.8%)
$  3,000,000  U.S Treasury Note.................................   6.250%   06/30/02  $  2,980,320
                                                                                      ------------
  OTHER MORTGAGE-BACKED SECURITIES (55.6%)
    Asset-backed Securities (6.2%)
   1,498,366  Green Tree Financial Corp.........................   6.900 %  02/15/04     1,490,860
     461,763  Green Tree Financial Corp.........................   7.250 %  07/15/05       459,759
     975,560  SMART.............................................   8.240 %  03/15/01       972,816
   2,000,000  Team Fleet Financing 144A Issue (d)...............   7.800 %  03/15/03     2,032,500
                                                                                      ------------
                                                                                         4,955,935
                                                                                      ------------
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds (32.5%)
   1,247,929  American Housing Trust, Series I..................   8.125 %  06/25/18     1,286,926
       8,006  American Housing Trust, Series III................   8.500 %  07/25/97         7,977
   1,751,023  Banco Hipotecario Nacional 144A Issue (e)(h)......   7.916 %  07/25/09     1,764,156
   3,415,980  Bank Mart Funding Corporation (e).................   8.250 %  02/20/19     3,462,950
   3,000,000  California Housing Finance Agency.................   7.760 %  08/01/25     3,086,250
   1,800,000  California Housing Finance Agency.................   8.160 %  02/01/28     1,814,063
   2,850,000  CFSB Finance Co 144A Issue (d)....................   7.542 %  11/15/05     2,821,500
   1,504,821  Chase Mortgage Finance Corporation 144A Issue        6.957 %  08/28/24     1,440,866
              (d)...............................................
   1,040,012  CSFB Mortgage Securities Corp. 144A Issue (d).....   7.771 %  05/30/23     1,053,012
   1,130,473  International Capital Markets Acceptance             8.250 %  09/01/15     1,146,015
              Corporation 144A Issue (e)........................
   1,000,000  Kidder Peabody Mortgage Asset Trust, Series 19....   7.450 %  10/01/18     1,010,000
   1,801,968  Lehman Structure Securities 144A Issue (d)........   6.810 %  03/28/04     1,700,607
   1,743,917  Morgan Stanley Capital Markets 144A Issue (d).....   6.970 %  03/01/26     1,649,636
   1,000,000  Pennsylvania Housing Finance (c)..................   7.410 %  10/01/17     1,010,313
     929,907  Santa Barbara Funding II, Series A................   5.000 %  03/20/18       863,744
   1,715,600  Wyoming Community Development Authority 93-B......   6.850 %  06/01/10     1,693,619
                                                                                      ------------
                                                                                        25,811,634
                                                                                      ------------
    Commercial Mortgage-Backed Securities (3.6%)
   1,839,950  Pleasant Hill Revenue Bond........................   7.950 %  09/20/15     1,895,148
  10,197,300  Asset Securitization Corporation Interest-only       8.290 %  12/13/14       981,004
              144A Issue (e)(f).................................
                                                                                      ------------
                                                                                         2,876,152
                                                                                      ------------
    Whole Loan Mortgage-backed Securities (13.3%)
     125,071  Bank of America 79-A..............................   8.375 %  05/01/07       125,071
   1,340,529  Bear Stearns Mortgage Securities Inc. 1996-6......   8.000 %  11/25/27     1,342,205
     224,732  FBS Mortgage Corp 1992-CA A6......................   3.359 %  03/25/08       186,528
   1,325,000  Florida Housing Finance Agency....................   7.250 %  01/01/29     1,324,172
   7,500,000  Prudential Home Mortgage Securities 92-A 144A        7.900 %  04/28/22     7,546,875
              Issue (d).........................................
      10,137  Travelers Mortgage Service........................  10.000 %  06/01/01        10,137
                                                                                      ------------
                                                                                        10,534,988
                                                                                      ------------
  CORPORATE DEBT SECURITIES (1.3%)
   1,000,000  Security Capital Pacific Trust....................   7.500 %  02/15/14       993,748
                                                                                      ------------
              Total long-term debt securities (cost: $72,429,381)...................    73,659,555
                                                                                      ------------
SHORT-TERM SECURITIES (1.9%)
   1,504,337  Temporary Investment Fund, Inc.--TempFund Portfolio, current rate          1,504,337
              5.70%.................................................................
                                                                                      ------------
              Total short-term securities (cost: $1,504,337)........................     1,504,337
                                                                                      ------------
              Total investments in securities (cost: $73,933,718) (i)...............  $ 75,163,892
                                                                                      ------------
                                                                                      ------------

Notes to Investments in Securities
----------------------

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at June 30, 1997.
(c) At June 30, 1997 the total cost of investments issued on a when-issued or forward commitment basis is $1,000,000.
(d) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the board of directors.

MORTGAGE SECURITIES PORTFOLIO

    Notes to Investments in Securities--continued
    ----------------------------------

(e) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements). Information concerning the illiquid securities held at June 30, 1997 which includes acquisition date and cost, is as follows:

                                                                   ACQUISITION
SECURITY                                                              DATE        COST
-----------------------------------------------------------------  -----------  ---------
Bank Mart Funding Corporation....................................     various   $3,415,540
Asset Securitization Corporation Interest-only 144A Issue........    10/23/96   1,040,554
Banco Hipotecario Nacional 144A Issue............................     4/30/97   1,751,023
International Capital Markets Acceptance
 Corporation 144A Issue..........................................      1/9/95   1,072,565
                                                                                ---------
                                                                                $7,279,682
                                                                                ---------
                                                                                ---------

(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The interest rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) Represents a debt security that pays no interest and principal during its accrual period, but accrues additional principal at specific rates. Interest rate disclosed represents current yield based upon estimated future cash flows.
(h) The Portfolio held 2.2% of net assets in foreign securities at June 30, 1997.
(i) At June 30, 1997 the cost of securities for federal income tax purposes was $73,939,978. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $  1,394,035
Gross unrealized depreciation.....................      (162,577)
                                                    ------------
Net unrealized appreciation.......................  $  1,231,458
                                                    ------------
                                                    ------------

INDEX 500 PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
COMMON STOCKS (99.6%)
  BASIC MATERIALS (5.7%)
    Agriculture Product (.2%)
    6,300  Pioneer Hi-Bred International...............................  $      504,000
                                                                         --------------
    Aluminum (.2%)
    7,275  Alcan Aluminum Limited (c)..................................         252,352
    5,400  Aluminum Company of America.................................         407,025
                                                                         --------------
                                                                                659,377
                                                                         --------------
    Chemicals (3.2%)
    3,800  Air Products and Chemicals Incorporated.....................         308,750
   10,400  Dow Chemical Company........................................         906,100
    3,825  Eastman Chemical Company....................................         242,887
    5,400  Ecolab, Inc.................................................         257,850
   10,487  Engelhard Corporation.......................................         219,571
   50,300  E.I. Du Pont De Nemours & Co................................       3,162,612
    6,600  FMC Corporation (b).........................................         524,288
    6,500  BF Goodrich Company.........................................         281,531
    3,900  Great Lakes Chemical Corporation............................         204,262
   11,200  Hercules Incorporated.......................................         536,200
    4,300  International Flavors & Fragrances..........................         217,150
   21,700  Monsanto Company............................................         934,456
   11,300  Morton International Inc. (b)...............................         341,119
    5,800  Nalco Chemical Company......................................         224,025
    7,900  PPG Industries, Inc.........................................         459,187
    5,200  Praxair Incorporated........................................         291,200
    3,400  Rohm and Haas Company.......................................         306,212
    6,000  Sigma-Aldrich...............................................         210,375
    3,900  Union Carbide Corporation...................................         183,544
                                                                         --------------
                                                                              9,811,319
                                                                         --------------
    Iron and Steel (.4%)
   17,262  Allegheny Teledyne Incorporated.............................         466,074
    5,000  Nucor Corporation...........................................         282,500
    5,000  Reynolds Metals Company.....................................         356,250
    5,640  USX--U.S. Steel Group Incorporated..........................         197,752
    3,300  Worthington Industries (b)..................................          60,431
                                                                         --------------
                                                                              1,363,007
                                                                         --------------
    Mining (.7%)
    1,400  Asarco Incorporated.........................................          42,875
   10,700  Barrick Gold Corporation (c)................................         235,400
   10,100  Freeport-McMoran Copper.....................................         314,362
   17,700  Homestake Mining Company....................................         231,206
    5,500  Inco Limited (c)............................................         165,344
   16,022  Newmont Mining Corporation..................................         624,858
    4,300  Phelps Dodge Corporation....................................         366,306
    5,100  Placer Dome Incorporated (c)................................          83,512
                                                                         --------------
                                                                              2,063,863
                                                                         --------------
    Paper and Forest (1.0%)
    5,800  Bemis Company, Incorporated.................................         250,850
      566  Boise Cascade Corporation...................................          19,987
    4,300  Champion International Corporation..........................         237,575
    2,200  Georgia-Pacific Corporation.................................         187,825

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  BASIC MATERIALS--CONTINUED
   13,400  International Paper Company.................................  $      650,736
    5,600  Louisianna-Pacific Corporation..............................         118,300
    3,900  Mead Corporation............................................         242,775
      600  Potlatch Corporation........................................          27,150
    5,400  Temple-Inland Incorporated..................................         291,600
    5,150  Union Camp Corporation......................................         257,500
    6,000  Westvaco Corporation........................................         188,625
    7,300  Weyerhaeuser Company........................................         379,600
    2,400  Willamette Industries Incorporated..........................         168,000
                                                                         --------------
                                                                              3,020,523
                                                                         --------------
  CAPITAL GOODS (9.3%)
    Aerospace/Defense (1.4%)
   28,770  Boeing Company..............................................       1,526,608
    6,700  General Dynamics Corporation................................         502,500
    8,619  Lockheed Martin Corporation.................................         892,605
    7,200  McDonnell Douglas Corporation...............................         493,200
    6,500  Northrop Grumman Corporation................................         570,781
    6,800  Rockwell International Corporation..........................         401,200
                                                                         --------------
                                                                              4,386,894
                                                                         --------------
    Containers--Metal/Glass (.1%)
    3,400  Crown Cork & Seal Company, Incorporated.....................         181,688
                                                                         --------------
    Electrical Equipment (4.0%)
    6,600  AMP Incorporated............................................         275,550
   16,600  Emerson Electric Company....................................         914,037
  146,000  General Electric Company....................................       9,544,750
    9,600  General Signal Corporation..................................         418,800
    4,300  Honeywell Inc...............................................         326,261
    2,400  Raychem Corporation.........................................         178,500
   22,000  Westinghouse Electric Corporation...........................         508,750
                                                                         --------------
                                                                             12,166,648
                                                                         --------------
    Engineering/Construction (.1%)
    2,600  Fluor Corporation...........................................         143,487
      700  Foster Wheeler Corporation..................................          28,350
    7,200  Harnischfeger Industries Incorporated.......................         298,800
                                                                         --------------
                                                                                470,637
                                                                         --------------
    Machinery (.9%)
    3,600  Case Corporation............................................         247,950
    7,600  Caterpillar Inc.............................................         816,050
    5,400  Cooper Industries (b).......................................         268,650
   10,300  Deere & Company.............................................         565,212
    5,600  Dover Corporation...........................................         344,400
    4,600  Ingersoll-Rand Company......................................         284,050
    7,300  Thermo Electron Corporation (b).............................         250,937
                                                                         --------------
                                                                              2,777,249
                                                                         --------------
    Manufacturing (2.3%)
   10,400  Allied-Signal Incorporated..................................         873,600
    5,600  Avery Dennison Corporation..................................         224,700
    6,900  Corning Incorporated........................................         383,812
      900  Crane Company...............................................          37,631

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  CAPITAL GOODS--CONTINUED
    3,100  Eaton Corporation...........................................  $      270,669
   11,100  Illinois Tool Works Inc.....................................         554,306
    5,400  Johnson Controls............................................         221,737
   18,500  Minnesota Mining and Manufacturing..........................       1,887,000
   10,899  Pall Corporation............................................         253,402
    4,200  Parker Hannifin Corporation.................................         254,887
   13,700  Tenneco Incorporated........................................         619,069
    4,800  Textron Incorporated........................................         318,600
    5,200  Tyco International Ltd......................................         361,725
    8,400  United Technologies Corporation.............................         697,200
                                                                         --------------
                                                                              6,958,338
                                                                         --------------
    Office Equipment (.2%)
      700  Ikon Office Solutions.......................................          17,456
    9,500  Moore Corporation Limited (c)...............................         187,031
    4,600  Pitney Bowes, Inc...........................................         319,700
                                                                         --------------
                                                                                524,187
                                                                         --------------
    Trucks and Parts ( -- )
    2,950  Navistar International Corporation (b)......................          50,887
    1,380  Paccar Incorporated.........................................          64,084
                                                                         --------------
                                                                                114,971
                                                                         --------------
    Waste Management (.3%)
    6,500  Browning-Ferris Industries..................................         216,125
   13,500  Laidlaw Incorporated (c)....................................         186,469
   14,800  WMX Technologies Incorporated...............................         475,450
                                                                         --------------
                                                                                878,044
                                                                         --------------
  COMMUNICATION SERVICES (6.0%)
    Cellular (.2%)
   22,400  Airtouch Communications (b).................................         613,200
                                                                         --------------
    Telecommunication (1.9%)
   72,335  AT&T Corporation............................................       2,536,246
   13,900  Comcast Corporation.........................................         297,112
   12,900  Frontier Corporation........................................         257,194
   30,600  MCI Communications..........................................       1,171,406
   19,900  Tele-Communications, Inc (b)................................         296,012
   39,700  Worldcom, Incorporated (b)..................................       1,270,400
                                                                         --------------
                                                                              5,828,370
                                                                         --------------
    Telephone (3.9%)
   17,500  Alltel Corporation..........................................         585,156
   24,000  Ameritech...................................................       1,630,500
   19,500  Bell Atlantic Corporation...................................       1,479,562
   42,400  Bellsouth Corporation.......................................       1,966,300
   42,500  GTE Corporation.............................................       1,864,687
   17,200  Nynex Corporation...........................................         991,150
   17,000  Sprint Corporation..........................................         894,625
   40,656  SBC Communications, Inc.....................................       2,515,590
                                                                         --------------
                                                                             11,927,570
                                                                         --------------
  CONSUMER CYCLICAL (9.6%)
    Auto (2.2%)
   30,600  Chrysler Corp. Holding Company..............................       1,004,062
   53,000  Ford Motor Company..........................................       2,000,750
   29,600  General Motors Corporation..................................       1,648,350
    8,600  Dana Corporation............................................         326,800
    9,600  Echlin Incorporated.........................................         345,600
    6,300  Goodyear Tire & Rubber Company..............................         398,869
   13,200  ITT Industries..............................................         339,900
                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  CONSUMER CYCLICAL--CONTINUED
    5,250  Snap-On Incorporated........................................  $      206,719
    6,400  TRW Inc.....................................................         363,600
                                                                         --------------
                                                                              6,634,650
                                                                         --------------
    Building Material (.3%)
    3,900  Armstrong World Industries Incorporated.....................         286,162
    8,400  Fleetwood Enterprises, Incorporated.........................         250,425
    6,900  Masco Corporation...........................................         288,075
      400  Owens Corning...............................................          17,250
    8,600  TJX Companies, Incorporated.................................         226,825
                                                                         --------------
                                                                              1,068,737
                                                                         --------------
    Distribution Durables (.1%)
    5,550  Genuine Parts Company.......................................         188,006
                                                                         --------------
    Hardware and Tools (.1%)
    1,100  The Black & Decker Corporation..............................          40,906
    8,400  The Stanley Works...........................................         336,000
                                                                         --------------
                                                                                376,906
                                                                         --------------
    Houseware ( -- )
    4,300  Maytag Corporation..........................................         112,337
                                                                         --------------
    Leisure (.3%)
    7,500  Brunswick Corporation.......................................         234,375
   10,200  Hasbro Incorporated.........................................         289,425
    8,641  Mattel Incorporated.........................................         292,714
                                                                         --------------
                                                                                816,514
                                                                         --------------
    Lodging-Hotel (.3%)
   15,500  Hilton Hotels Corporation...................................         411,719
    3,400  ITT Corporation (b).........................................         207,612
    5,100  Marriott International Incorporated.........................         313,012
                                                                         --------------
                                                                                932,343
                                                                         --------------
    Photography/Imagery (.8%)
   14,600  Eastman Kodak Company.......................................       1,120,550
    4,000  Polaroid Corporation........................................         222,000
   14,600  Xerox Corporation...........................................       1,151,575
                                                                         --------------
                                                                              2,494,125
                                                                         --------------
    Publishing (.9%)
    6,600  Dow Jones & Company Inc.....................................         265,237
    4,360  Dun & Bradstreet Corporation................................         114,450
    6,400  Gannett Company.............................................         632,000
    6,000  Knight-Ridder, Inc..........................................         294,375
    3,600  McGraw-Hill Companies, Inc..................................         211,725
    7,200  Meredith Corporation........................................         208,800
    2,900  New York Times Company......................................         143,550
    3,600  Times Mirror Company........................................         198,900
   11,300  Tribune Company.............................................         543,106
                                                                         --------------
                                                                              2,612,143
                                                                         --------------
    Retail (3.9%)
    7,400  Circuit City Stores Incorporated (b)........................         263,163
    7,800  Costco Companies Incorporated (b)...........................         256,425
    6,600  Dayton Hudson Corporation...................................         351,037
   11,500  Dillards Incorporated.......................................         398,188
   17,800  Federated Department Stores (b).............................         618,550
   12,000  Gap Incorporated............................................         466,500
    9,800  Harcourt General, Inc.......................................         466,725
   19,124  Home Depot Incorporated.....................................       1,318,361

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  CONSUMER CYCLICAL--CONTINUED
   49,400  K Mart Corporation (b)......................................  $      605,150
    8,900  Lowe's Companies, Inc.......................................         330,412
    7,100  May Department Stores Company...............................         335,475
    1,000  Mercantile Stores Company, Incorporated.....................          62,937
   10,600  Nike Inc....................................................         618,775
    3,100  Nordstrom, Inc..............................................         152,094
    9,400  J C Penney Company..........................................         490,562
   17,400  Sears, Roebuck and Co.......................................         935,250
    6,200  Sherwin-Williams Company....................................         191,425
    3,800  Tandy Corporation...........................................         212,800
   11,800  The Limited, Inc............................................         238,950
    1,000  The Stride Rite Corporation.................................          12,875
    8,350  Toys R Us (b)...............................................         292,250
  100,900  Wal-Mart Stores, Inc........................................       3,411,681
                                                                         --------------
                                                                             12,029,585
                                                                         --------------
    Service (.5%)
    5,900  H & R Block, Inc............................................         190,275
   12,000  CUC International Incorporated (b)..........................         309,750
    6,400  Harrah's Entertainment (b)..................................         115,200
    3,900  HFS Incorporated (b)........................................         226,200
    5,800  Interpublic Group Company...................................         355,612
    6,000  Service Corporation International...........................         197,250
                                                                         --------------
                                                                              1,394,287
                                                                         --------------
    Textiles (.2%)
    5,300  Fruit of the Loom...........................................         164,300
    7,700  Liz Clairborne, Inc.........................................         359,012
    2,200  V.F. Corporation............................................         186,450
                                                                         --------------
                                                                                709,762
                                                                         --------------
  CONSUMER STAPLES (15.8%)
    Beverage (3.9%)
   18,400  Anheuser-Busch Companies, Inc...............................         771,650
   11,600  Brown-Forman Incorporated...................................         566,225
   11,300  The Seagram Company Ltd (c).................................         454,825
  110,400  Coca-Cola Company...........................................       7,452,000
    4,600  Coors Company...............................................         122,475
   62,500  Pepsico, Inc................................................       2,347,656
   15,600  Whitman Corporation.........................................         374,400
                                                                         --------------
                                                                             12,089,231
                                                                         --------------
    Broadcasting (.4%)
   18,000  US West Communications Group................................         678,375
   21,600  US West Media Group (b).....................................         437,400
                                                                         --------------
                                                                              1,115,775
                                                                         --------------
    Distribution-Food/Health (.6%)
    6,300  Cardinal Health Incorporated................................         360,675
   28,900  Fleming Companies, Incorporated.............................         520,200
   17,500  Super Valu Incorporated.....................................         603,750
    6,000  Sysco Corporation...........................................         219,000
                                                                         --------------
                                                                              1,703,625
                                                                         --------------
    Entertainment (1.3%)
   30,082  Walt Disney Company.........................................       2,414,080
      600  King World Productions, Inc. (b)............................          21,000
   24,900  Time Warner Incorporated....................................       1,201,425
   11,230  Viacom (b)..................................................         336,900
                                                                         --------------
                                                                              3,973,405
                                                                         --------------
                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  CONSUMER STAPLES--CONTINUED
    Food (2.5%)
   16,675  Archer Daniels Midland Company..............................  $      391,862
    6,500  CPC International...........................................         600,031
   16,600  Campbell Soup Company.......................................         830,000
    7,525  Conagra, Inc................................................         482,541
    4,800  General Mills Incorporated..................................         312,600
   15,700  HJ Heinz Company............................................         724,162
    5,800  Hershey Foods Corporation...................................         320,812
    7,700  Kellogg Company.............................................         659,312
    6,300  Quaker Oats Company.........................................         282,712
    7,800  Ralston-Ralston Purina Group................................         641,062
   17,900  Sara Lee Corporation........................................         745,087
    7,100  Unilever N.V (c)............................................       1,547,800
    3,600  Wm. Wrigley Jr. Company.....................................         241,200
                                                                         --------------
                                                                              7,779,181
                                                                         --------------
    Household Product (2.3%)
    2,000  Clorox Company..............................................         264,000
   13,100  Colgate Palmolive Company...................................         854,775
   22,600  Kimberly-Clark Corporation..................................       1,124,350
   10,000  Newell Company..............................................         396,250
   30,434  Procter & Gamble Company....................................       4,298,802
    7,700  Rubbermaid Incorporated.....................................         229,075
                                                                         --------------
                                                                              7,167,252
                                                                         --------------
    Personal Care (1.0%)
   12,400  Alberto-Culver Company......................................         347,200
    4,500  Avon Products...............................................         317,531
   24,800  Gillette Company............................................       2,349,800
                                                                         --------------
                                                                              3,014,531
                                                                         --------------
    Restaurants (.6%)
   18,400  Darden Restaurants, Incorporated............................         166,750
   30,700  McDonalds Corporation.......................................       1,483,194
    6,200  Wendy's International, Inc..................................         160,812
                                                                         --------------
                                                                              1,810,756
                                                                         --------------
    Retail (1.0%)
    7,200  Albertson's Incorporated....................................         262,800
    8,500  American Stores Company.....................................         419,687
    9,700  CVS Corporation.............................................         497,125
    4,500  Giant Food Incorporated.....................................         146,812
   14,600  Kroger Company..............................................         423,400
    2,400  Longs Drug Stores Corporation...............................          62,850
    7,400  Rite Aid Corporation........................................         369,075
    7,500  Walgreen Co.................................................         402,187
   14,800  Winn-Dixie Stores, Incorporated.............................         551,300
                                                                         --------------
                                                                              3,135,236
                                                                         --------------
    Service (.5%)
    9,100  Automatic Data Processing Incorporated......................         427,700
    4,600  Ceridian Corporation (b)....................................         194,350
    3,300  Deluxe Corp.................................................         112,612
   14,800  R R Donnelly & Sons Co......................................         542,050
    7,900  Safety-Kleen Corp...........................................         133,312
                                                                         --------------
                                                                              1,410,024
                                                                         --------------
    Tobacco (1.7%)
    4,800  Fortune Brands, Inc.........................................         179,100
  108,100  Philip Morris Companies, Inc................................       4,796,937

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  CONSUMER STAPLES--CONTINUED
    9,900  UST Incorporated............................................  $      274,725
                                                                         --------------
                                                                              5,250,762
                                                                         --------------
  ENERGY (8.8%)
    Oil (7.5%)
    9,800  Amerada Hess Corporation....................................         544,512
   20,500  Amoco Corporation...........................................       1,782,219
   14,300  Atlantic Richfield Company..................................       1,008,150
   29,100  Chevron Corporation.........................................       2,151,581
  110,500  Exxon Corporation...........................................       6,795,750
   35,000  Mobil Corporation...........................................       2,445,625
   12,100  Occidental Petroleum Corporation............................         303,256
    4,000  Pennzoil Company............................................         307,000
   10,100  Phillips Petroleum Company..................................         441,875
   95,600  Royal Dutch Petroleum ADR (c)...............................       5,198,250
   12,400  Texaco, Inc.................................................       1,348,500
    7,500  Unocal Corporation..........................................         291,094
   10,600  USX--Marathon Group (b).....................................         306,075
                                                                         --------------
                                                                             22,923,887
                                                                         --------------
    Oil and Gas (1.3%)
    7,100  Ashland Incorporated........................................         329,623
    8,600  Baker Hughes Incorporated...................................         332,712
    7,400  Burlington Resources, Incorporated..........................         326,525
   15,700  Dresser Industries Incorporated.............................         584,825
    4,600  Halliburton Company.........................................         364,550
    3,200  Louisiana Land & Exploration Company........................         182,800
    9,200  Oryx Energy Company.........................................         194,350
    9,900  Schlumberger Limited (c)....................................       1,237,500
    9,300  Union Pacific Resources Group...............................         231,337
    2,900  Western Atlas Corporation (b)...............................         212,425
                                                                         --------------
                                                                              3,996,647
                                                                         --------------
  FINANCIAL (15.3%)
    Banks (7.5%)
   25,877  Banc One Corporation........................................       1,253,417
    5,200  Bank of Boston Corporation..................................         374,725
   20,600  Bank of New York Co, Inc....................................         896,100
   31,608  Bankamerica Corporation.....................................       2,040,691
    3,400  Bankers Trust New York Corporation..........................         295,800
    9,200  Barnett Banks of Florida, Inc...............................         483,000
   21,734  Chase Manhattan Corporation.................................       2,109,556
   20,600  Citicorp....................................................       2,483,587
    4,500  Comerica....................................................         306,000
    7,000  Corestates Financial Corporation............................         376,250
    3,400  Fifth Third Bancorp.........................................         278,906
    6,000  First Bank Systems, Incorporated............................         512,250
   17,637  First Chicago NBD Corporation...............................       1,067,038
   12,395  First Union Corporation.....................................       1,146,537
    9,680  Fleet Financial Group, Incorporated.........................         612,260
    7,000  Keycorp.....................................................         391,125
   17,100  Mellon Bank Corporation.....................................         771,637
    7,300  JP Morgan & Company Incorporated............................         761,937
    6,700  National City Corporation...................................         351,750
   33,012  Nationsbank Corp............................................       2,129,274
   16,600  Norwest Corporation.........................................         933,750
   11,800  PNC Bank Corporation........................................         491,175
    6,100  Republic New York Corporation...............................         655,750
    6,800  Suntrust Banks, Incorporated................................         374,425
    5,600  U.S. Bancorp................................................         359,100
                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  FINANCIAL--CONTINUED
    6,200  Wachovia Corporation........................................  $      361,537
    4,266  Wells Fargo & Company.......................................       1,149,687
                                                                         --------------
                                                                             22,967,264
                                                                         --------------
    Consumer Finance (2.4%)
   19,500  American Express Company....................................       1,452,750
    9,056  American General Corporation................................         432,424
    3,000  Beneficial Corporation......................................         213,187
    8,200  Conseco Incorporated........................................         303,400
   26,500  Federal Home Loan Mortgage Corporation......................         910,937
   43,900  Federal National Mortgage Association.......................       1,915,137
   16,200  Green Tree Financial Corporation............................         577,125
    3,600  Household International, Inc................................         422,775
   10,125  MBNA Corporation............................................         370,828
    8,200  MGIC Investment Corporation.................................         393,087
    9,000  Charles Schwab Corporation..................................         366,187
                                                                         --------------
                                                                              7,357,837
                                                                         --------------
    Insurance (4.3%)
    6,755  Aetna Incorporated..........................................         691,543
   17,857  Allstate Corporation........................................       1,303,561
   20,880  American International Group, Incorporated..................       3,118,950
    5,700  Aon Corporation.............................................         294,975
    5,300  Chubb Corporation...........................................         354,437
    2,800  Cigna Corporation...........................................         497,000
    3,600  General RE Corporation......................................         655,200
    6,500  ITT Hartford Group..........................................         537,875
    3,200  Jefferson-Pilot Corporation.................................         223,600
    7,000  Lincoln National Corporation................................         450,625
    3,800  Loews Corporation...........................................         380,475
    7,400  Marsh & McLennen............................................         528,175
    2,000  MBIA Incorporated...........................................         225,625
    5,300  Providian Financial.........................................         170,262
    4,900  Safeco Corporation..........................................         228,769
    3,400  St. Paul Companies, Inc.....................................         259,250
    8,250  Torchmark Corporation.......................................         587,812
    3,700  Transamerica Corporation....................................         346,181
   28,566  Travelers Group Incorporated................................       1,801,443
   11,000  Unum Corporation............................................         462,000
    7,300  USF&G Corporation...........................................         175,200
                                                                         --------------
                                                                             13,292,958
                                                                         --------------
    Investment Bankers/Brokers (.7%)
   14,700  Merrill Lynch & Co., Inc....................................         876,487
   21,130  Morgan Stanley Dean Witter..................................         909,911
    7,000  Salomon Incorporated........................................         389,375
                                                                         --------------
                                                                              2,175,773
                                                                         --------------
    Savings and Loans (.4%)
    9,400  H F Ahmanson & Company......................................         404,200
    4,700  Golden West Financial Corporation...........................         329,000
    5,100  Great Western Financial Corporation.........................         274,125
                                                                         --------------
                                                                              1,007,325
                                                                         --------------
  HEALTH CARE (11.3%)
    Drugs (4.8%)
   11,800  Amgen Incorporated (b)......................................         685,875
   24,700  Eli Lilly & Company.........................................       2,700,019
   53,700  Merck & Co., Inc............................................       5,557,950

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  HEALTH CARE--CONTINUED
   18,755  Pharmacia & Upjohn..........................................  $      651,736
   28,700  Pfizer Inc..................................................       3,429,650
   32,600  Schering Plough Corporation.................................       1,560,725
                                                                         --------------
                                                                             14,585,955
                                                                         --------------
    Health Care-Diversified (4.5%)
   34,400  Abbott Laboratories.........................................       2,296,200
    6,100  Allergan, Incorporated......................................         194,056
   28,700  American Home Products Corporation..........................       2,195,550
   44,500  Bristol-Myers Squibb Company................................       3,604,500
    3,000  Fresenius Medical Care ADR (c)..............................             172
   59,300  Johnson & Johnson...........................................       3,817,437
   12,000  Mallinckrodt Incorporated...................................         456,000
   10,900  Warner-Lambert Company......................................       1,354,325
                                                                         --------------
                                                                             13,918,240
                                                                         --------------
    Hospital Management (.5%)
   29,706  Columbia/HCA Healthcare Corporation.........................       1,167,817
    9,800  Tenet Healthcare Corporation (b)............................         289,712
                                                                         --------------
                                                                              1,457,529
                                                                         --------------
    Managed Care (.3%)
    3,900  Beverly Enterprises (b).....................................          63,375
    4,500  Manor Care, Inc.............................................         146,812
   13,600  HealthSouth Rehabilitation Company (b)......................         339,150
   10,300  Humana......................................................         238,187
    4,900  United Health Care..........................................         254,800
                                                                         --------------
                                                                              1,042,324
                                                                         --------------
    Medical Product/Supplies (1.1%)
    3,700  C.R. Bard, Incorporated.....................................         134,356
    8,700  Bausch & Lomb Incorporated..................................         409,987
    8,800  Baxter International Inc....................................         459,800
    7,400  Becton, Dickinson & Company.................................         374,625
    1,400  Biomet Incorporated.........................................          26,075
    6,600  Boston Scientific Corporation (b)...........................         405,487
    4,900  Guidant Corporation.........................................         416,500
    9,600  Medtronic Inc...............................................         777,600
    5,700  St Jude Medical Incorporated (b)............................         222,300
                                                                         --------------
                                                                              3,226,730
                                                                         --------------
    Special Service (.1%)
   11,300  Alza Corporation............................................         327,700
                                                                         --------------
  TECHNOLOGY (13.4%)
   13,500  3 Com (b)...................................................         607,500
    5,800  Advanced Micro Devices, Incorporated (b)....................         208,800
    1,000  Amdahl (b)..................................................           8,750
    8,900  Andrew Corporation (b)......................................         250,313
    8,800  Apple Computer Incorporated.................................         125,400
    6,500  Applied Materials Incorporated (b)..........................         460,281
    2,200  Autodesk, Inc...............................................          84,287
   10,200  Bay Networks Incorporated (b)...............................         270,937
   11,100  Cabletron Systems Incorporated (b)..........................         314,269
   29,500  Cisco Systems, Incorporated (b).............................       1,980,187
    9,000  Cognizant Corporation.......................................         364,500
   12,200  Compaq Computer Corporation (b).............................       1,210,850
   14,325  Computer Associates International...........................         797,723
    7,700  Computer Sciences Corporation (b)...........................         555,362
    6,900  Dell Computer Corporation (b)...............................         810,319
                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  TECHNOLOGY--CONTINUED
   18,000  Digital Equipment (b).......................................  $      637,875
   14,400  DSC Communications (b)......................................         320,400
    1,600  EG&G, Inc...................................................          36,000
    7,500  EMC Corporation (b).........................................         292,500
   11,800  Equifax Incorporated........................................         438,812
   18,000  First Data Corp.............................................         790,875
    8,500  General Instrument Corporation..............................         212,500
    2,300  W W Grainger Inc............................................         179,831
    4,000  Harris Corporation..........................................         336,000
   45,200  Hewlett-Packard Company.....................................       2,531,200
   36,500  Intel.......................................................       5,176,156
   44,200  International Business Machine..............................       3,986,287
    6,200  LSI Logic Corporation (b)...................................         198,400
   28,500  Lucent Technologies Incorporation...........................       2,053,781
    5,800  Micron Technology Incorporated (b)..........................         231,638
   53,300  Microsoft Corporation (b)...................................       6,735,787
   26,500  Motorola....................................................       2,014,000
    8,700  National Semiconductor Corporation (b)......................         266,437
   11,700  Northern Telecom Limited....................................       1,064,700
    8,500  Novell, Incorporated........................................          58,969
   27,050  Oracle Corporation (b)......................................       1,362,644
    5,800  Parametric Technology Corporation (b).......................         246,862
    2,800  Perkin-Elmer Corporation....................................         222,775
    6,500  Raytheon Company............................................         331,500
    4,400  Scientific-Atlanta Incorporated.............................          96,250
   10,900  Seagate Technology Incorporated (b).........................         383,544
    6,900  Silicon Graphics Incorporated (b)...........................         103,500
   11,200  Sun Microsystems, Incorporated (b)..........................         416,850
   22,100  Tandem Computers Incorporated...............................         447,525
    5,200  Tellabs Incorporated (b)....................................         290,550
    8,600  Texas Instruments Incorporated..............................         722,937
    7,200  Thomas & Betts Corporation..................................         378,450
   37,800  Unisys Corporation (b)......................................         288,225
                                                                         --------------
                                                                             40,903,238
                                                                         --------------
  TRANSPORTATION (1.3%)
    Air Freight (.1%)
    3,800  Federal Express Corporation (b).............................         219,450
                                                                         --------------
    Airlines (.3%)
    4,100  AMR Corporation (b).........................................         379,250
    3,800  Delta Air Lines, Inc........................................         311,600
    9,100  U S Air Group, Incorporated (b).............................         318,500
                                                                         --------------
                                                                              1,009,350
                                                                         --------------
    Railroads (.8%)
    7,973  Burlington Northern Santa Fe................................         716,573
    7,400  CSX Corporation.............................................         410,700
    4,700  Norfolk Southern Corporation................................         473,525
   14,100  Union Pacific Corporation...................................         994,050
                                                                         --------------
                                                                              2,594,848
                                                                         --------------
    Trucking (.1%)
    5,400  Ryder System, Inc...........................................         178,200
                                                                         --------------
  UTILITIES (3.1%)
    Electric Companies (2.4%)
    6,000  American Electric Power Company.............................         252,000
   10,600  Baltimore Gas & Electric Company............................         282,887
    6,500  Carolina Power & Light Co...................................         233,187

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  UTILITIES--CONTINUED
    9,700  Central & Southwest Corporation.............................  $      206,125
    5,932  Cinergy.....................................................         206,508
   18,100  Consolidated Edison Company.................................         532,819
   16,900  DTE Energy Company..........................................         466,862
    6,750  Dominion Resources, Inc.....................................         247,218
   14,049  Duke Power Company..........................................         673,485
   15,000  Edison International........................................         373,125
   22,700  Entergy Corporation.........................................         621,413
    4,700  FPL Group Incorporated......................................         216,494
    5,600  GPU Incorporated............................................         200,900
    8,600  Houston Industries Incorporated.............................         184,362
    5,200  Niagara Mohawk Power Corporation (b)........................          44,525
    1,300  Northern States Power Company...............................          67,275
   15,900  Peco Energy Company.........................................         333,900
   14,200  Pacific Gas & Electric Company..............................         344,350
   12,500  Pacificorp..................................................         275,000
    6,650  Public Service Enterprise Group.............................         166,250
   23,000  Southern Company............................................         503,125
    6,900  Texas Utilities Company.....................................         237,619
   19,600  Unicom Corporation..........................................         436,100
    6,900  Union Electric Company......................................         260,044
                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  UTILITIES--CONTINUED
    Natural Gas (.7%)
    4,100  Coastal Corporation.........................................  $      218,069
    2,900  Columbia Gas System, Incorporated...........................         189,225
    3,200  Consolidated Natural Gas Company............................         172,200
    7,900  Enron Corp..................................................         322,419
    2,500  Enserch Corp................................................          55,625
    6,300  Noram Energy................................................          96,075
      800  Oneok Inc...................................................          25,750
    5,100  Pacific Enterprises.........................................         171,487
    2,000  Peoples Energy Corporation..................................          74,875
    4,000  Sonat Inc...................................................         205,000
   14,700  The Williams Company........................................         642,811
                                                                         --------------
                                                                              9,539,109
                                                                         --------------
Total common stocks (cost: $204,584,852)...............................     304,793,422
                                                                         --------------
PREFERRED STOCKS ( -- )
  FINANCIAL ( -- )
    Insurance ( -- )
      352  Aetna Incorporated..........................................          33,000
                                                                         --------------
Total preferred stocks (cost: $13,832).................................          33,000
                                                                         --------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (9.7%)
$5,231,493 Temporary Investment Fund, Inc.--TempFund Portfolio, current rate
           5.70%................................................................                             5,231,493
12,480,000 Ford Motor Credit Company CP.........................................   07/01/97     5.583%      12,477,921
11,977,000 AT&T Corporation CP..................................................   07/01/97     5.563%      11,975,005
                                                                                                        --------------
           Total short-term securities (cost: $29,688,493)............................................      29,684,419
                                                                                                        --------------
           Total investments in securities (cost: $234,287,177) (d)...................................  $  334,510,841
                                                                                                        --------------
                                                                                                        --------------

Notes to Investments in Securities
----------------------

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.1% of net assets in foreign securities at June 30, 1997.
(d) At June 30, 1997 the cost of securities for federal income tax purposes was $234,604,407. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $ 102,002,231
Gross unrealized depreciation.....................     (2,095,797)
                                                    -------------
Net unrealized appreciation.......................  $  99,906,434
                                                    -------------
                                                    -------------

CAPITAL APPRECIATION PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                          MARKET
   SHARES                                                                                                VALUE(a)
---------                                                                                             --------------
COMMON STOCKS (98.4%)
  CAPITAL GOODS (4.4%)
    Manufacturing--Diversified (1.8%)
   64,500  Tyco International Ltd...................................................................  $    4,486,781
                                                                                                      --------------
    Waste Management (2.6%)
  166,600  USA Waste Services Incorporated (b)......................................................       6,434,925
                                                                                                      --------------
  COMMUNICATION SERVICES (3.6%)
    Telecommunication (1.5%)
  112,100  ADC Telecommunications Inc. (b)..........................................................       3,741,337
                                                                                                      --------------
    Telephone (2.1%)
  235,800  LCI International Incorporated (b).......................................................       5,158,125
                                                                                                      --------------
  CONSUMER CYCLICAL (18.7%)
    Lodging--Hotel (1.5%)
   93,300  Carnival Corporation.....................................................................       3,848,625
                                                                                                      --------------
    Retail (15.0%)
  154,333  Home Depot Inc...........................................................................      10,639,331
  138,000  Lowe's Companies, Inc....................................................................       5,123,250
  105,800  Kohl's Inc. (b)..........................................................................       5,600,787
   94,450  Consolidated Stores Corp. (b)............................................................       3,282,137
  198,214  Dollar General Corp......................................................................       7,433,016
  164,000  Wal-Mart Stores, Inc.....................................................................       5,545,250
                                                                                                      --------------
                                                                                                          37,623,772
                                                                                                      --------------
    Textiles (2.2%)
  121,100  Intimate Brands Inc......................................................................       2,543,100
   75,200  Tommy Hilfiger Corporation...............................................................       3,022,100
                                                                                                      --------------
                                                                                                           5,565,200
                                                                                                      --------------
  CONSUMER STAPLES (1.5%)
    Service (1.5%)
   90,300  Ceridian Corporation (b).................................................................       3,815,175
                                                                                                      --------------
  ENERGY (2.7%)
    Oil and Gas Drilling (2.7%)
   54,900  Schlumberger Limited (c).................................................................       6,862,500
                                                                                                      --------------
  FINANCIAL (14.4%)
    Consumer Finance (2.8%)
  189,100  MBNA Corporation.........................................................................       6,925,788
                                                                                                      --------------
    Finance--Diversified (5.9%)
  179,200  Federal National Mortgage Association....................................................       7,817,600
  145,800  MGIC Investment Corporation..............................................................       6,989,288
                                                                                                      --------------
                                                                                                          14,806,888
                                                                                                      --------------

                                                                                                          MARKET
   SHARES                                                                                                VALUE(a)
---------                                                                                             --------------
  FINANCIAL--CONTINUED
    Insurance--Life (.5%)
   32,600  Hartford Life............................................................................  $    1,222,500
                                                                                                      --------------
    Other Finance (5.2%)
  103,200  Paychex Incorporated.....................................................................       3,921,600
   89,300  Peoplesoft Incorporated (b)..............................................................       4,710,575
  123,500  Thermo Electron Corporation (b)..........................................................       4,245,313
                                                                                                      --------------
                                                                                                          12,877,488
                                                                                                      --------------
  HEALTH CARE (23.3%)
    Drugs--Generic (3.8%)
   91,700  Amgen Inc................................................................................       5,330,062
  153,400  Genzyme Corporation (b)..................................................................       4,256,850
                                                                                                      --------------
                                                                                                           9,586,912
                                                                                                      --------------
    Drugs--Major Pharmacy (9.6%)
  107,100  Merck & Co., Inc.........................................................................      11,084,850
   74,400  Pfizer Inc...............................................................................       8,890,800
   81,400  Schering Plough Corporation..............................................................       3,897,025
                                                                                                      --------------
                                                                                                          23,872,675
                                                                                                      --------------
    Health Care--Diversified (2.0%)
   79,400  Johnson & Johnson........................................................................       5,111,375
                                                                                                      --------------
    Managed Care (6.1%)
   93,900  Oxford Health Plan Incorporated (b)......................................................       6,737,325
  164,100  United Health Care.......................................................................       8,533,200
                                                                                                      --------------
                                                                                                          15,270,525
                                                                                                      --------------
    Special Services (1.8%)
  140,700  Omnicare Incorporated....................................................................       4,414,463
                                                                                                      --------------
  TECHNOLOGY (29.8%)
  161,300  Cisco Systems Inc. (b)...................................................................      10,827,262
  154,100  Computer Associates International........................................................       8,581,444
   67,400  Microsoft (b)............................................................................       8,517,675
  118,150  Oracle Corporation (b)...................................................................       5,951,806
  206,300  Parametric Technology Corporation (b)....................................................       8,780,644
  146,900  Synopsys Incorporated....................................................................       5,398,575
   43,800  Intel....................................................................................       6,211,387
   90,400  Cognizant Corporation....................................................................       3,661,200
  192,300  First Data Corporation...................................................................       8,449,181
   59,200  Fiserv...................................................................................       2,641,800
  165,900  Sterling Commerce Inc. (b)...............................................................       5,453,963
                                                                                                      --------------
                                                                                                          74,474,937
                                                                                                      --------------
Total common stocks (cost: $172,790,524)............................................................     246,099,996
                                                                                                      --------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (2.4%)
      225  Temporary Investment Fund, Inc.--TempFund Portfolio, current rate 5.7%...................             225
3,000,000  Anheuser Busch Company Inc. CP...................................         5.50%  07/07/97       2,996,591
3,060,000  Pacific Bell CP..................................................         5.53%  07/17/97       3,051,880
                                                                                                      --------------
           Total short-term securities (cost: $6,049,981)...........................................       6,048,696
                                                                                                      --------------
           Total investments in securities (cost: $178,840,505) (d).................................  $  252,148,686
                                                                                                      --------------
                                                                                                      --------------

              See accompanying notes to investments in securities.

CAPITAL APPRECIATION PORTFOLIO

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 2.7% of net assets in foreign securities at June 30, 1997.
(d) At June 30, 1997 the cost of securities for federal income tax purposes was $178,840,505. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $ 74,207,841
Gross unrealized depreciation.....................      (899,660)
                                                    ------------
Net unrealized appreciation.......................  $ 73,308,181
                                                    ------------
                                                    ------------

INTERNATIONAL STOCK PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                      MARKET
        SHARES                                                                                       VALUE(a)
  ------------                                                                                     -------------
  COMMON STOCKS (86.4%)
    AUSTRALIA (4.6%)
      Banking (1.0%)
       102,304   National Australia Bank.........................................................  $   1,464,463
       190,087   Westpac Banking.................................................................      1,143,219
      Building Materials and Components (1.9%)
     1,315,401   Pioneer International...........................................................      5,082,141
      Transportation (1.5%)
       103,900   Brambles Industries.............................................................      2,053,460
        85,000   Qantas Airways ADR 144A (d).....................................................      1,973,989
      Merchandising (.2%)
       345,500   David Jones.....................................................................        482,323
                                                                                                   -------------
                                                                                                      12,199,595
                                                                                                   -------------
    AUSTRIA (1.5%)
      Electrical and Electronics (1.1%)
        12,980   Bohler-Uddeholm 144A (e)........................................................      1,006,973
        10,850   Va Technologie 144A (e).........................................................      1,986,386
      Utilities--Gas and Electric (.4%)
         8,400   Evn Energie-Versorung...........................................................      1,082,677
                                                                                                   -------------
                                                                                                       4,076,036
                                                                                                   -------------
    BELGIUM (1.3%)
      Chemicals (1.3%)
         2,650   Solvay..........................................................................      1,561,336
        20,000   Union Miniere (b)...............................................................      1,873,159
                                                                                                   -------------
                                                                                                       3,434,495
                                                                                                   -------------
    BRAZIL (2.5%)
      Telecommunications (2.5%)
        43,600   Telecomunicacoes Brasileiras ADR................................................      6,616,300
                                                                                                   -------------
    CANADA (3.3%)
      Banking (1.8%)
       121,000   Canadian Imperial Bank of Commerce..............................................      3,049,978
       145,000   National Bank of Montreal.......................................................      1,816,964
      Insurance (.9%)
       130,000   London Insurance Group..........................................................      2,504,708
      Mining and Metals--Container (.1%)
        39,000   Inmet (b).......................................................................        214,689
      Food and Household Products (.5%)
        82,800   Oshawa Group Ltd................................................................      1,238,461
                                                                                                   -------------
                                                                                                       8,824,800
                                                                                                   -------------
    CHILE (.7%)
      Utilities--Gas and Electric (.7%)
        59,500   Telefonos De Chile ADR..........................................................      1,963,500
                                                                                                   -------------
    CHINA (.4%)
      Chemicals (.4%)
     5,313,800   Yizheng Chemical................................................................        946,590
                                                                                                   -------------

                                                                                                      MARKET
        SHARES                                                                                       VALUE(a)
  ------------                                                                                     -------------
    CZECH REPUBLIC (1.4%)
      Banking (.4%)
        48,000   Komercni Banka 144A (e).........................................................  $     996,000
      Energy Services (.3%)
        44,810   Ceske Energeticke...............................................................      1,238,572
      Telecommunications (.6%)
        15,500   SPT Telecom.....................................................................      1,627,548
                                                                                                   -------------
                                                                                                       3,862,120
                                                                                                   -------------
    FINLAND (2.6%)
      Banking (.9%)
       740,000   Merita Ltd A....................................................................      2,466,001
      Telecommunications (.8%)
        29,700   Nokia...........................................................................      2,219,176
      Wholesale and International Trade (.9%)
        85,000   Amer Group Ltd..................................................................      1,530,897
       107,500   Metsa-Serla.....................................................................        875,920
                                                                                                   -------------
                                                                                                       7,091,994
                                                                                                   -------------
    FRANCE (7.7%)
      Banking (.9%)
        61,300   Banque Nationale De Paris ADR 144A (d)..........................................      2,528,870
      Electrical and Electronics (.9%)
        19,365   Alcatel Alsthom.................................................................      2,423,424
      Energy Sources (1.1%)
        27,862   Societe National Elf Aquitaine..................................................      3,003,555
      Health and Personal Care (1.9%)
       122,325   Rhone-Poulenc...................................................................      4,991,838
      Insurance (.5%)
        21,027   Axa.............................................................................      1,306,769
      Mining and Metal (.4%)
         2,000   Pechiney Certificate of Investment..............................................         83,316
         7,000   Pechiney........................................................................        275,539
        40,894   Pechiney ADR....................................................................        797,433
      Multi-Industry (.2%)
         4,837   Marine Wendel...................................................................        493,471
      Transportation (1.7%)
       170,398   Regie Des Usines Renault........................................................      4,308,335
         2,482   Bertrand Faure..................................................................        130,616
      Financial Services (.2%)
        10,800   Credit Comm France..............................................................        457,254
                                                                                                   -------------
                                                                                                      20,800,420
                                                                                                   -------------
    GERMANY (2.5%)
      Banking (1.8%)
        82,050   Deutsche Bank...................................................................      4,816,234
      Chemicals (.7%)
        49,400   Bayer...........................................................................      1,902,941
                                                                                                   -------------
                                                                                                       6,719,175
                                                                                                   -------------

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

                                                                                                      MARKET
        SHARES                                                                                       VALUE(a)
  ------------                                                                                     -------------
    HONG KONG (7.7%)
      Food and Household Products (.3%)
     3,201,000   Cafe de Coral...................................................................  $     822,274
      Multi-Industry (2.2%)
     1,072,800   C. P. Pokphand..................................................................        332,359
       221,000   Hutchison Whampoa Ltd...........................................................      1,911,370
       509,739   Jardine Matheson Holdings.......................................................      3,619,147
      Transportation (2.1%)
       190,000   Swire Pacific Class A...........................................................      1,710,706
     1,519,800   Swire Pacific Class B...........................................................      2,305,165
       448,568   Jardine Strategic Holdings......................................................      1,695,587
      Utilities (1.4%)
       965,000   Hong Kong Electric Holdings.....................................................      3,886,508
      Electrical and Electronics (.2%)
       127,900   Hong Kong Aircraft Eng..........................................................        465,583
      Banking (1.4%)
       125,714   HSBC Hldgs......................................................................      3,781,092
      Financial Services (.1%)
       113,000   Peregrine Inv...................................................................        232,657
                                                                                                   -------------
                                                                                                      20,762,448
                                                                                                   -------------
    INDIA (.3%)
      Financial Services (.3%)
       469,435   India Fund......................................................................        859,628
                                                                                                   -------------
    INDONESIA (.7%)
      Financial Services (.1%)
       315,000   JF Indonesia Fund (b)...........................................................        406,620
      Forest Products and Paper (.6%)
       737,000   P.T. Japfa Comfeed..............................................................        492,647
       940,392   P.T. Pabrik Kertas Tjiwi Kimia..................................................      1,092,804
                                                                                                   -------------
                                                                                                       1,992,071
                                                                                                   -------------
    ITALY (2.9%)
      Automotive (.8%)
       581,600   Fiat............................................................................      2,090,808
      Telecommunication (2.1%)
     1,105,000   Seat di Risp....................................................................        230,425
       278,000   Sirti...........................................................................      1,601,145
     1,105,000   Stet di Risp....................................................................      3,829,593
                                                                                                   -------------
                                                                                                       7,751,971
                                                                                                   -------------
    JAPAN (.1%)
      Utilities--Gas and Electric (.1%)
        13,000   Kyudenko........................................................................        109,629
                                                                                                   -------------
    KOREA (.2%)
      Financial Services (.2%)
            19   Korea International Trust.......................................................        617,500
                                                                                                   -------------
    MEXICO (.8%)
      Chemicals (.3%)
       252,000   Vitro...........................................................................        923,461
      Mining and Metals (.5%)
       366,300   Grupo Mexico....................................................................      1,365,380
                                                                                                   -------------
                                                                                                       2,288,841
                                                                                                   -------------
                                                                                                      MARKET
        SHARES                                                                                       VALUE(a)
  ------------                                                                                     -------------
    NETHERLANDS (4.8%)
      Broadcasting, Advertising and Publishing (1.4%)
        84,687   International Nederlanden Group.................................................  $   3,902,329
      Building Materials and Components (.2%)
        16,520   European Vinyls.................................................................        418,047
      Electrical and Electronics (1.5%)
        54,800   Philips Electronics.............................................................      3,923,055
      Insurance (1.2%)
        48,104   Aegon...........................................................................      3,355,523
      Merchandising (.5%)
        18,591   Koninklijke Bijenkorf Beheer....................................................      1,299,666
                                                                                                   -------------
                                                                                                      12,898,620
                                                                                                   -------------
    NEW ZEALAND (3.0%)
      Forest Products and Paper (1.6%)
     1,654,000   Carter Holt Harvey..............................................................      4,278,748
      Wholesale and International Trade (.9%)
     2,431,185   Brierley Investments............................................................      2,377,041
      Transportation (.5%)
       481,000   Air New Zealand 'B'.............................................................      1,469,650
                                                                                                   -------------
                                                                                                       8,125,439
                                                                                                   -------------
    NORWAY (2.4%)
      Energy Sources (.7%)
        98,000   Saga Petroleum..................................................................      1,858,390
      Health and Personal Care (1.1%)
        77,000   Hafslund Nycomed................................................................        462,210
        53,800   Nycomed Class B.................................................................        766,999
       129,200   Nycomed Class A.................................................................      1,903,629
      Mining and Metals (.6%)
        78,000   Elkem...........................................................................      1,532,333
                                                                                                   -------------
                                                                                                       6,523,561
                                                                                                   -------------
    PHILIPPINES (.6%)
      Telecommunications (.6%)
        27,000   Philippine Long Distance Telephone Company ADR..................................      1,734,750
                                                                                                   -------------
    PORTUGAL (.6%)
      Banking (.6%)
        85,560   Banco Portugues de Investimento.................................................      1,664,922
                                                                                                   -------------
    SINGAPORE (.3%)
      Transportation (.3%)
        78,000   Singapore International Airline.................................................        698,573
                                                                                                   -------------
    SOUTH AFRICA (.9%)
      Forest Products and Paper (.4%)
       122,126   Sappi...........................................................................      1,103,994
      Mining and Metals (.5%)
        78,879   Rustenburg Platinum Holdings....................................................      1,443,492
                                                                                                   -------------
                                                                                                       2,547,486
                                                                                                   -------------
    SPAIN (8.0%)
      Banking (3.5%)
       108,000   Argentaria Bancaria ADR.........................................................      3,064,500
        11,450   Banco de Andalucia..............................................................      1,942,654
        53,500   Banco Bilbao Vizcaya............................................................      4,346,081

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

                                                                                                      MARKET
        SHARES                                                                                       VALUE(a)
  ------------                                                                                     -------------
    SPAIN--CONTINUED
      Energy Sources (.9%)
        57,000   Repsol..........................................................................  $   2,409,976
      Telecommunications (1.6%)
       150,000   Telefonica de Espana............................................................      4,336,614
      Utilities--Gas and Electric (2.0%)
       250,000   Iberdrola.......................................................................      3,155,752
        27,500   Empresa Nacional de Electricidad................................................      2,308,619
                                                                                                   -------------
                                                                                                      21,564,196
                                                                                                   -------------
    SWEDEN (6.3%)
      Broadcasting, Advertising and Publishing (.2%)
        15,000   Marieberg Tidnings..............................................................        372,257
      Business and Public Service (1.0%)
         9,550   Nackebro Fastighets.............................................................        122,205
       114,500   Esselte.........................................................................      2,693,560
      Forest Products and Paper (.7%)
       122,000   Stora Kopparbergs...............................................................      1,986,919
      Health and Personal Care (1.9%)
       124,000   Astra...........................................................................      2,187,783
        95,500   Svenska Handelsbanken...........................................................      3,055,121
      Multi Industry (.6%)
        20,900   Electrolux......................................................................      1,507,406
      Transportation (1.8%)
       178,500   Volvo...........................................................................      4,775,935
      Metals and Mining (.1%)
        10,450   Granges.........................................................................        140,475
                                                                                                   -------------
                                                                                                      16,841,661
                                                                                                   -------------
    SWITZERLAND (2.4%)
      Electrical and Electronics (1.0%)
         1,730   BBC Brown Boveri................................................................      2,617,444
      Health and Personal Care (.5%)
           400   Ares-Serono.....................................................................        579,174
           370   Societe Generale................................................................        790,306
      Financial Services (.9%)
        18,525   Credit Suisse Group.............................................................      2,377,927
                                                                                                   -------------
                                                                                                       6,364,851
                                                                                                   -------------
    THAILAND (.6%)
      Financial Services (.5%)
        82,367   Thai Fund.......................................................................      1,266,393
      Building Materials and Components (.1%)
        75,200   Siam City Cement................................................................        235,363
                                                                                                   -------------
                                                                                                       1,501,756
                                                                                                   -------------
    TURKEY (.1%)
      Financial Services (.1%)
        22,000   Turkish Growth Fund (b).........................................................        370,040
                                                                                                   -------------
    UNITED KINGDOM (14.4%)
      Banking (.9%)
       118,943   Barclays Bank...................................................................      2,360,247
      Building Materials and Components (.8%)
       620,090   BICC.L PLC......................................................................      1,821,972
       111,550   Hepworth........................................................................        440,109
      Chemicals (2.7%)
     1,150,000   Harrisons & Crosfield...........................................................      2,125,021
                                                                                                      MARKET
        SHARES                                                                                       VALUE(a)
  ------------                                                                                     -------------
    UNITED KINGDOM--CONTINUED
        13,000   Imperial Chemical...............................................................  $     180,814
       785,200   Courtaulds......................................................................      4,418,139
       164,300   Somerfield......................................................................        500,531
      Electrical and Electronics (.5%)
       136,900   Waste Management................................................................        635,843
        82,000   Waste Management International ADR..............................................        748,250
      Energy Services (2.0%)
       260,000   British Telecommunications PLC..................................................      1,930,415
       114,286   Thames Water Group..............................................................      1,319,416
       168,500   Welsh Water.....................................................................      2,279,112
      Financial Services (--%)
        12,000   Tate & Lyle.....................................................................         89,196
      Food and Household Products (1.6%)
     2,949,878   Albert Fisher Group.............................................................      2,123,893
       761,473   Hillsdown Holdings..............................................................      2,142,316
      Merchandising (.4%)
       191,600   Kwik Save Group.................................................................        971,237
      Metals and Mining (.4%)
       428,700   British Steel...................................................................      1,063,364
      Transportation (1.9%)
       106,890   BTR PLC.........................................................................        354,902
       803,800   BTR PLC.........................................................................      2,749,807
       768,600   Thorn...........................................................................      2,175,162
      Utilities--Gas and Electric (3.3%)
       208,775   National Power..................................................................      1,814,226
     1,624,500   BG PLC..........................................................................      5,976,602
       821,100   Centrica PLC (b)................................................................      1,001,258
                                                                                                   -------------
                                                                                                      39,221,832
                                                                                                   -------------
    VENEZUELA (.7%)
      Energy Services (.7%)
     1,331,259   Electricidad Caracas............................................................      1,984,666
                                                                                                   -------------
  Total common stocks (cost: $171,414,380).......................................................    232,959,466
                                                                                                   -------------
  PREFERRED STOCKS AND OTHER (2.2%)
    ARGENTINA (.8%)
      Multi-industry (.8%)
        30,665   Compania de Inversiones en Telecommunications convertible preferred--7.0% (d)...      2,100,553
                                                                                                   -------------
    GERMANY (.3%)
      Energy Services (.3%)
         2,600   Veba Warrants (expiring 4/6/98).................................................        910,633
                                                                                                   -------------
    MEXICO (1.0%)
      Financial Services (1.0%)
        53,610   Nacional Financiera ADR convertible preferred--11.25%...........................      2,559,878
                                                                                                   -------------
    UNITED KINGDOM (.1%)
      Energy Services (.1%)
       137,700   Hyder preferred.................................................................        242,413
                                                                                                   -------------
  Total preferred stocks and other
      (cost: $3,716,118).........................................................................      5,813,477
                                                                                                   -------------

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO

                                                                                                         MARKET
   PRINCIPAL                                                                                            VALUE(a)
  ------------                                                                                        -------------
  LONG-TERM DEBT SECURITIES (1.0%)
    HONG KONG (.6%)
      Finance (.6%)
  $  1,680,000   PIV Investment Finance..........................................  4.500%   12/01/00  $   1,528,800
                                                                                                      -------------
    UNITED STATES (.4%)
      U.S. Government (.4%)
     1,107,000   U.S. Treasury Note..............................................  5.125%   04/30/98      1,101,565
                                                                                                      -------------
                 Total long-term debt securities (cost: $2,583,637).................................      2,630,365
                                                                                                      -------------
  SHORT-TERM SECURITIES (10.5%)
     3,284,000   U.S. Treasury Bill..............................................  5.160%   08/21/97      3,260,171
    23,295,000   U.S. Treasury Bill..............................................  5.220%   09/18/97     23,031,301
     1,982,000   Norwest Advantage Cash Investment Fund, current rate 5.260%........................      1,982,000
                                                                                                      -------------
                 Total short-term securities (cost: $20,279,245)....................................     28,273,472
                                                                                                      -------------
                 Total investments in securities (cost: $205,993,380) (d)...........................  $ 269,676,780
                                                                                                      -------------
                                                                                                      -------------

Notes to Investments in Securities
----------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Represents ownership in an illiquid security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements). Information concerning the illiquid securities held at June 30, 1997 which includes acquisition date and cos,t is as follows:

                                                    ACQUISITION
SECURITY                                              DATE         COST
--------------------------------------------------  ---------  ------------
Qantas Airways Limited ADR 144A...................   Various   $  1,350,928
Bohler-Uddeholm 144A..............................   Various        824,910
Va Technologie 144A...............................   Various      1,026,767
Komercni Banka 144A...............................   Various      1,270,428
Banque Nationale De Paris ADR 144A................   Various      2,720,363
                                                               ------------
                                                               $  7,193,396
                                                               ------------
                                                               ------------

(d) At June 30, 1997 the cost of securities for federal income tax purposes was $205,994,527. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................             $ 71,461,213
Gross unrealized depreciation.....................               (7,777,646)
                                                               ------------
Net unrealized appreciation.......................             $ 63,683,567
                                                               ------------
                                                               ------------

SMALL COMPANY PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
COMMON STOCKS (87.5%)
  BASIC MATERIALS (4.3%)
    Chemical Specialty (4.3%)
   72,789  Cambrex Corporation.........................................  $    2,884,264
  107,477  McWhorter Technologies Incorporated (b).....................       2,566,013
   10,300  Spectran Corporation (b)....................................         200,850
   56,330  Balspar Corporation.........................................       1,668,776
                                                                         --------------
                                                                              7,319,903
                                                                         --------------
  CAPITAL GOODS (12.6%)
    Electrical Equipment (2.2%)
  145,493  Advanced Lighting Technologies (b)..........................       3,673,698
                                                                         --------------
    Machinery (3.2%)
  107,100  Kaydon Corporation..........................................       5,314,838
                                                                         --------------
    Manufacturing (2.0%)
   81,050  Blount International, Inc...................................       3,449,691
                                                                         --------------
    Metal Fabrication (1.0%)
  107,425  Shaw Group Incorporated (b).................................       1,745,656
                                                                         --------------
    Waste Management (4.2%)
  171,642  United Waste Systems, Inc...................................       7,037,322
                                                                         --------------
  COMMUNICATION SERVICES (1.6%)
    Cellular Telephone (1.2%)
  128,600  LCC International Incorporated (b)..........................       2,025,450
                                                                         --------------
    Telecommunication (.4%)
   24,325  Panamsat Corporation (b)....................................         705,425
                                                                         --------------
  CONSUMER CYCLICAL (27.0%)
    Distribution--Durables (2.4%)
   99,200  MSC Industrial Direct Co....................................       3,980,400
                                                                         --------------
    Leisure (2.0%)
  103,511  GTECH Holdings Corporation (b)..............................       3,338,230
                                                                         --------------
    Lodging--Hotels (6.4%)
  152,800  Corrections Corporation of America (b)......................       6,073,800
  148,968  Extended Stay America (b)...................................       2,346,246
   64,999  Sun International Hotels Ltd (b)............................       2,400,901
                                                                         --------------
                                                                             10,820,947
                                                                         --------------
    Retail (6.0%)
   28,600  Kohl's Inc. (b).............................................       1,514,013
   65,100  Global Directmail Corporation (b)...........................       1,696,669
  192,540  Borders Group Incorporated (b)..............................       4,645,028
   87,500  West Marine Incorporated (b)................................       2,253,125
                                                                         --------------
                                                                             10,108,835
                                                                         --------------
    Service (7.0%)
  192,100  Acxiom Corporation (b)......................................       3,938,050
   97,300  CKS Group Incorporated (b)..................................       3,283,875
   57,700  Copart Incorporated (b).....................................         952,050
  106,200  Fairfield Communities, Inc. (b).............................       3,570,975
                                                                         --------------
                                                                             11,744,950
                                                                         --------------

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  CONSUMER CYCLICAL--CONTINUED
    Textiles (3.2%)
   92,500  Nautica Enterprises Inc. (b)................................  $    2,445,469
   74,800  Tommy Hilfiger Corporation (b)..............................       3,006,025
                                                                         --------------
                                                                              5,451,494
                                                                         --------------
  CONSUMER STAPLES (1.8%)
    Restaurants (1.3%)
   55,000  Lone Star Steakhouse & Saloon, Inc. (b).....................       1,430,000
   32,926  Rainforest Cafe Incorporated (b)............................         835,497
                                                                         --------------
                                                                              2,265,497
                                                                         --------------
    Tobacco (.5%)
   27,725  General Cigar Holdings Inc. (b).............................         816,155
                                                                         --------------
  ENERGY (2.6%)
    Oil and Gas Drilling (2.6%)
   42,700  Petroleum Geo-Services (b)(c)...............................       2,086,963
   81,900  J Ray Mcdermott Holdings Incorporated (b)...................       2,211,300
                                                                         --------------
                                                                              4,298,263
                                                                         --------------
  FINANCIAL (10.2%)
    Insurance--Property and Casualty (1.0%)
   43,800  Partnerre Ltd (c)...........................................       1,669,875
                                                                         --------------
    Investment Management (2.5%)
   81,700  T. Rowe Price Associates....................................       4,217,763
                                                                         --------------
    Other Finance (6.7%)
  106,702  Danka Business Systems PLC (c)..............................       4,361,444
   66,800  Encad Incorporated (b)......................................       2,772,200
   91,900  The Maxim Group Inc. (b)....................................       1,010,900
   36,800  Newpark Resources Incorporated (b)..........................       1,242,000
   47,800  Sybrom International Corporation (b)........................       1,906,025
                                                                         --------------
                                                                             11,292,569
                                                                         --------------
  HEALTH CARE (8.0%)
    Drugs--Generic (.2%)
   32,300  Idexx Laboratories Inc. (b).................................         401,731
                                                                         --------------
    Hospital Management (1.4%)
   68,133  Sunrise Assisted Living Incorporated (b)....................       2,384,655
                                                                         --------------
    Medical Product/Supplies (5.5%)
   49,400  Amerisource Health Corporation (b)..........................       2,463,825
   76,000  Sola International Incorporated (b).........................       2,546,000
   50,900  Spine-Tech Inc. (b).........................................       1,889,663
   60,300  Total Renal Care Holdings, Incorporated (b).................       2,423,306
                                                                         --------------
                                                                              9,322,794
                                                                         --------------
    Special Services (.9%)
   49,584  Occusystems, Incorporated (b)...............................       1,437,936
                                                                         --------------
  TECHNOLOGY (17.2%)
   83,175  Mastech Corporation (b).....................................       1,673,897
   82,700  Xylan Corporation (b).......................................       1,405,900

              See accompanying notes to investments in securities.

SMALL COMPANY PORTFOLIO

                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  TECHNOLOGY--CONTINUED
   79,574  Ansys Incorporated (b)......................................  $      626,645
    6,900  Dassault Systems (c)........................................         491,625
   28,500  HNC Software Incorporated (b)...............................       1,086,563
   53,500  Integrated Systems (b)......................................         628,625
   75,200  National Data Corporation...................................       3,257,100
      300  Peapod Incorporated (b).....................................           3,375
   79,800  Pure Atria Corporation (b)..................................       1,127,175
   24,000  Sapient Corporation (b).....................................       1,188,000
   70,200  Check Point Software Technology (b)(c)......................       1,640,925
   72,400  DuPont Photomasks Incorporated (b)..........................       3,909,600
  112,300  Bisys Group Inc. (b)........................................       4,688,525
  159,300  Gartner Group Incorporated (b)..............................       5,724,844
                                                                             MARKET
   SHARES                                                                   VALUE(a)
---------                                                                --------------
  TECHNOLOGY--CONTINUED
   50,500  Maximus Incorporated (b)....................................  $      902,688
   23,400  NCO Group Incorporated (b)..................................         687,375
                                                                         --------------
                                                                             29,042,862
                                                                         --------------
  TRANSPORTATION (2.2%)
    Air Freight (2.1%)
  132,000  Eagle USA Airfreight, Inc. (b)..............................       3,580,500
                                                                         --------------
    Airlines (.1%)
    5,400  Ryanair Holdings PLC-ADR (b)(c).............................         146,475
                                                                         --------------
Total common stocks (cost: $121,238,599)...............................     147,593,914
                                                                         --------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (10.8%)
$8,194,421 Temporary Investment Fund, Inc.--TempFund Portfolio, current rate 5.70%.....................       8,194,421
1,760,000  U.S Treasury Bill.....................................................      4.90%   08/28/97       1,745,651
   60,000  U.S. Treasury Bill....................................................      5.30%   07/24/97       4,909,452
2,000,000  Philip Morris Companies, Inc. CP......................................      5.71%   08/11/97       1,987,274
  435,000  Pepsico, Inc. CP......................................................      5.52%   07/01/97         434,927
1,005,000  Florida Power Corporation CP..........................................      5.56%   07/21/97       1,001,733
                                                                                                         --------------
           Total short-term securities (cost: $18,273,047).............................................      18,273,458
                                                                                                         --------------
           Total investments in securities (cost: $139,511,646) (d)....................................  $  165,867,372
                                                                                                         --------------
                                                                                                         --------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.9% of net assets in foreign securities as of June 30, 1997.
(d) At June 30, 1997 the cost of securities for federal income tax purposes was $139,532,676. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $  31,875,360
Gross unrealized depreciation.....................     (5,540,664)
                                                    -------------
Net unrealized appreciation.......................  $  26,334,696
                                                    -------------
                                                    -------------

MATURING GOVERNMENT BOND 1998 PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                      MARKET
PRINCIPAL                                                                                            VALUE(a)
----------                                                                                          ----------
LONG-TERM DEBT SECURITIES (98.8%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.8%)
$  100,000  Federal National Mortgage Association Strip (b)..................  5.950%     08/12/98  $   93,586
   266,000  Federal National Mortgage Association Strip (b)..................  7.065%     05/22/98     252,423
   356,000  Federal National Mortgage Association Strip (b)..................  7.110%     11/22/98     327,359
   350,000  Federal National Mortgage Association Strip (b)..................  7.050%     05/22/99     311,423
   260,000  Federal National Mortgage Association Strip (b)..................  5.706%     03/09/98     249,714
   615,000  Federal Home Loan Bank Strip (b).................................  6.730%     08/25/98     574,256
   590,000  Financial Corporation Strip (b)..................................  6.620%     05/30/99     524,138
   600,000  Financial Corporation Strip (b)..................................  6.043%     08/08/99     526,463
   373,000  Israel Government Trust Certificates (b).........................  7.075%     11/15/98     343,641
   457,470  Tennessee Valley Authority Strip (b).............................  5.910%     11/15/98     420,680
   900,000  Tennessee Valley Authority Strip (b).............................  6.720%     10/15/98     833,633
   120,000  U.S. Treasury Strip (b)..........................................  6.291%     11/15/98     110,694
   240,000  U.S. Treasury Strip (b)..........................................  5.562%     08/15/98     224,911
 1,745,000  U.S. Treasury Strip (b)..........................................  6.505%     11/15/98   1,610,302
                                                                                                    ----------
            Total long-term debt securities (cost: $6,375,193)....................................   6,403,223
                                                                                                    ----------
SHORT-TERM SECURITIES (1.2%)
    78,344  Trust for Federal Securities--Federal Trust Fund, current rate 5.45%..................      78,344
                                                                                                    ----------
            Total short-term securities (cost: $78,344)...........................................      78,344
                                                                                                    ----------
            Total investments in securities (cost: $6,453,537) (c)................................  $6,481,567
                                                                                                    ----------
                                                                                                    ----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 1997 the cost of securities for federal income tax purposes was $6,453,537. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $  33,679
Gross unrealized depreciation.....................     (5,649)
                                                    ---------
Net unrealized appreciation.......................  $  28,030
                                                    ---------
                                                    ---------

MATURING GOVERNMENT BOND 2002 PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                      MARKET
PRINCIPAL                                                                                            VALUE(a)
----------                                                                                          ----------
LONG-TERM DEBT SECURITIES (98.1%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.1%)
$  525,000  Federal National Mortgage Association Strip (b)..................  7.600%     02/01/02  $  390,242
   425,000  Federal National Mortgage Association Strip (b)..................  6.367%     08/01/03     284,597
   360,000  Financial Corporation Strip (b)..................................  6.362%     09/07/02     256,809
   500,000  Financial Corporation Strip (b)..................................  7.040%     06/27/02     361,475
 1,150,000  Tennessee Valley Authority Strip (b).............................  7.400%     04/15/03     787,461
 1,755,000  U.S. Treasury Strip (b)..........................................  6.679%     08/15/02   1,270,811
   460,000  Israel Government Trust Strip (b)................................  7.030%     05/15/02     336,209
                                                                                                    ----------
            Total long-term debt securities (cost: $3,623,078)....................................   3,687,604
                                                                                                    ----------
SHORT-TERM SECURITIES (1.7%)
    64,733  Trust for Federal Securities--Federal Trust Fund, current rate 5.45%..................      64,733
                                                                                                    ----------
            Total short-term securities (cost: $64,733)...........................................      64,733
                                                                                                    ----------
            Total investments in securities (cost: $3,687,811) (c)................................  $3,752,337
                                                                                                    ----------
                                                                                                    ----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 1997 the cost of securities for federal income tax purposes was $3,687,811. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $  73,545
Gross unrealized depreciation.....................     (9,019)
                                                    ---------
Net unrealized appreciation.......................  $  64,526
                                                    ---------
                                                    ---------

MATURING GOVERNMENT BOND 2006 PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                      MARKET
PRINCIPAL                                                                                            VALUE(a)
----------                                                                                          ----------
LONG-TERM DEBT SECURITIES (99.1%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.1%)
$  810,000  Federal National Mortgage Association Strip (b)..................  7.620%     08/01/05  $  469,467
   921,000  Financial Corporation Strip (b)..................................  7.560%     09/07/07     457,266
   553,000  Israel Guaranteed Trust Certificates (b).........................  7.440%     11/15/05     316,183
 1,000,000  Israel State Aid Strips (b)......................................  6.578%     11/15/06     531,439
 1,000,000  Resolution Funding Corporation Strip (b).........................  7.456%     07/15/07     509,569
 1,800,000  U.S. Treasury Strip (b)..........................................  7.355%     11/15/06     971,459
                                                                                                    ----------
            Total long-term debt securities (cost: $3,151,513)....................................   3,255,383
                                                                                                    ----------
SHORT-TERM SECURITIES (.5%)
    17,569  Trust for Federal Securities--Federal Trust Fund, current rate 5.45%..................      17,569
                                                                                                    ----------
            Total short-term securities (cost: $17,569)...........................................      17,569
                                                                                                    ----------
            Total investments in securities (cost: $3,169,082) (c)................................  $3,272,952
                                                                                                    ----------
                                                                                                    ----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 1997 the cost of securities for federal income tax purposes was $3,169,082. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $ 117,636
Gross unrealized depreciation.....................    (13,766)
                                                    ---------
Net unrealized appreciation.......................  $ 103,870
                                                    ---------
                                                    ---------

MATURING GOVERNMENT BOND 2010 PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1997
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                      MARKET
PRINCIPAL                                                                                            VALUE(a)
----------                                                                                          ----------
LONG-TERM DEBT SECURITIES (92.3%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (92.3%)
$  500,000  Federal National Mortgage Association Strip (b)..................  7.700%     02/12/10  $  207,355
   945,000  Financial Corporation Strip (b)..................................  7.920%     08/08/11     348,959
   515,000  Israel State Aid Strip (b).......................................  8.264%     03/15/10     213,972
 1,100,000  Israel State Aid Strip (b).......................................  6.850%     08/15/11     410,530
   132,000  Israel Guaranteed Trust Certificate (b)..........................  7.660%     05/15/10      54,173
   350,000  Resolution Funding Corporation Strip (b).........................  7.590%     04/15/11     135,082
   524,000  Turkey Government Trust Certificate (b)..........................  6.687%     11/15/10     206,932
 1,225,000  U.S. Treasury Strip (b)..........................................  6.721%     02/15/11     486,128
   625,000  U.S. Treasury Strip (b)..........................................  6.790%     08/15/11     239,099
   250,000  U.S. Treasury Strip (b)..........................................  7.175%     11/15/09     108,782
                                                                                                    ----------
            Total long-term debt securities (cost: $2,356,553)....................................   2,411,012
                                                                                                    ----------
SHORT-TERM SECURITIES (3.0%)
    78,350  Trust for Federal Securities--Federal Trust Fund, current rate 5.45%..................      78,350
                                                                                                    ----------
            Total short-term securities (cost: $78,350)...........................................      78,350
                                                                                                    ----------
            Total investments in securities (cost: $2,434,903) (c)................................  $2,489,362
                                                                                                    ----------
                                                                                                    ----------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 1997 the cost of securities for federal income tax purposes was $2,434,903. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $  98,735
Gross unrealized depreciation.....................    (44,276)
                                                    ---------
Net unrealized appreciation.......................  $  54,459
                                                    ---------
                                                    ---------

VALUE STOCK PORTFOLIO

INVESTMENTS IN SECURITIES

JUNE 30, 1996
(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                      MARKET
   SHARES                                                                                            VALUE(a)
---------                                                                                          -------------
COMMON STOCKS (97.0%)
  BASIC MATERIALS (14.5%)
    Aluminum (3.1%)
   53,307  Aluminum Company of America...........................................................  $   4,018,015
   54,100  Century Aluminum Company..............................................................        791,213
                                                                                                   -------------
                                                                                                       4,809,228
                                                                                                   -------------
    Chemical Specialty (2.3%)
   17,200  Cytec Industries Incorporated (b).....................................................        642,850
   75,187  Witco Corporation.....................................................................      2,852,407
                                                                                                   -------------
                                                                                                       3,495,257
                                                                                                   -------------
    Iron and Steel (4.7%)
  101,500  Reynolds Metals Company...............................................................      7,231,875
                                                                                                   -------------
    Paper and Forest (4.4%)
   35,116  Champion International Corp...........................................................      1,940,159
   96,600  Fort Howard Corporation (b)...........................................................      4,890,375
                                                                                                   -------------
                                                                                                       6,830,534
                                                                                                   -------------
  CAPITAL GOODS (2.7%)
    Manufacturing (2.7%)
   28,200  Corning Incorporated..................................................................      1,568,625
  108,299  United Dominion Industries............................................................      2,660,094
                                                                                                   -------------
                                                                                                       4,228,719
                                                                                                   -------------
  COMMUNICATION SERVICES (6.3%)
    Telephone (6.3%)
   19,600  Bell Atlantic Corporation.............................................................      1,487,150
   66,700  Bellsouth Corporation.................................................................      3,093,213
   29,850  Nynex Corporation.....................................................................      1,720,106
   54,569  SBC Communications, Inc...............................................................      3,376,457
                                                                                                   -------------
                                                                                                       9,676,926
                                                                                                   -------------
  CONSUMER CYCLICAL (10.1%)
    Auto--Parts (1.7%)
  102,301  ITT Industries (b)....................................................................      2,634,251
                                                                                                   -------------
    Retail (6.5%)
   65,200  Philips Electronics (c)...............................................................      4,686,250
  153,200  Federated Department Stores (b).......................................................      5,323,700
                                                                                                   -------------
                                                                                                      10,009,950
                                                                                                   -------------
    Textiles (1.9%)
   94,500  Fruit of the Loom (b).................................................................      2,929,500
                                                                                                   -------------
  CONSUMER STAPLES (10.6%)
    Retail--Food (10.6%)
  154,399  American Stores Company...............................................................      7,623,451
  221,313  Hormel Foods Corporation..............................................................      5,947,787
   95,200  Kroger Company (b)....................................................................      2,760,800
                                                                                                   -------------
                                                                                                      16,332,038
                                                                                                   -------------
  ENERGY (16.2%)
    Oil (11.5%)
   61,500  Amerada Hess Corporation..............................................................      3,417,094

                                                                                                      MARKET
   SHARES                                                                                            VALUE(a)
---------                                                                                          -------------
  ENERGY--CONTINUED
   39,100  Amoco Corporation.....................................................................  $   3,399,256
  108,300  USX--Marathon Group (b)...............................................................      3,127,163
  118,500  Unocal Corporation....................................................................      4,599,281
  105,600  YPF Sociedad Anonima (c)..............................................................      3,247,200
                                                                                                   -------------
                                                                                                      17,789,994
                                                                                                   -------------
    Oil/Gas--Refining (4.7%)
   48,700  Ultramar Diamond Shamrock Corporation.................................................      1,588,838
  155,700  Valero Energy Corporation.............................................................      5,644,125
                                                                                                   -------------
                                                                                                       7,232,963
                                                                                                   -------------
  FINANCIAL (18.9%)
    Banks (6.0%)
   84,400  Corestates Financial Corporation......................................................      4,536,500
   17,300  Wells Fargo & Company.................................................................      4,662,350
                                                                                                   -------------
                                                                                                       9,198,850
                                                                                                   -------------
    Insurance (10.4%)
   86,713  Chubb Corporation.....................................................................      5,798,932
  254,892  Everest Reinsurance Holdings..........................................................     10,100,096
    7,000  Hartford Life.........................................................................        262,500
                                                                                                   -------------
                                                                                                      16,161,528
                                                                                                   -------------
    Savings and Loan (2.5%)
  252,037  Sovereign Bancorp Incorporated........................................................      3,843,564
                                                                                                   -------------
  HEALTH CARE (4.6%)
    Medical Product/Supply (4.5%)
  189,400  C.R. Bard, Incorporated...............................................................      6,877,588
                                                                                                   -------------
    Medical Services (.1%)
    8,887  Quest Diagnostics Incorporated........................................................        182,739
                                                                                                   -------------
  TECHNOLOGY (5.7%)
   32,090  Compaq Computer Corporation (b).......................................................      3,184,933
  135,900  Imation (b)...........................................................................      3,584,358
   55,600  Lam Research Corporation (b)..........................................................      2,060,675
                                                                                                   -------------
                                                                                                       8,829,966
                                                                                                   -------------
  TRANSPORTATION (.5%)
    Shipping (.5%)
   23,600  Teekay Shipping Corporation (c).......................................................        815,675
                                                                                                   -------------
  UTILITIES (6.9%)
    Electric Companies (5.0%)
   66,600  FPL Group Incorporated................................................................      3,067,763
  138,200  Texas Utilities Company...............................................................      4,759,263
                                                                                                   -------------
                                                                                                       7,827,026
                                                                                                   -------------
    Natural Gas (1.9%)
   52,576  El Paso Natural Gas Company...........................................................      2,891,680
                                                                                                   -------------
Total common stocks (cost: $127,395,243).........................................................    149,829,851
                                                                                                   -------------

              See accompanying notes to investments in securities.

VALUE STOCK PORTFOLIO

                                                                                                        MARKET
PRINCIPAL                                                                                              VALUE(a)
----------                                                                                          --------------
SHORT-TERM SECURITIES (3.8%)
$1,717,615  Trust for Federal Securities--Federal Trust Fund, current rate 5.45%..................  $    1,717,615
   425,000  U.S. Treasury Bill........................................           4.902%   08/28/97         421,535
 1,890,000  Ciesco LP CP..............................................           5.534%    7/21/97       1,883,860
   770,000  E.I. Du Pont De Nemours & Co CP...........................           5.531%   07/17/97         767,957
 1,060,000  Pepsico, Inc. CP..........................................           5.505%   07/09/97       1,058,464
                                                                                                    --------------
            Total short-term securities (cost: $5,850,365)........................................       5,849,431
                                                                                                    --------------
            Total investments in securities (cost: $133,245,608) (d)..............................  $  155,679,282
                                                                                                    --------------
                                                                                                    --------------

Notes to Investments in Securities
----------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.7% of net assets in foreign securities as of June 30, 1997.
(d) At June 30, 1997 the cost of securities for federal income tax purposes was $133,245,608. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $ 22,886,161
Gross unrealized depreciation.....................      (452,487)
                                                    ------------
Net unrealized appreciation.......................  $ 22,433,674
                                                    ------------
                                                    ------------

ADVANTUS SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1997

(UNAUDITED)

                                                                             MONEY            ASSET
                                          GROWTH            BOND            MARKET         ALLOCATION
                                        PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                      --------------    -------------    -------------    -------------
              ASSETS
Investments in securities, at
   market value--see accompanying
   schedules for detailed listing
   (identified cost: $251,901,492;
   $137,532,938; $54,913,832;
   $400,929,495; $73,933,718;
   $234,287,177; $178,840,505;
   $205,993,380; $139,511,646;
   $6,453,537; $3,687,811;
   $3,169,082; $2,434,903 and
   $133,245,608, respectively).....   $  303,049,938    $ 138,264,313    $  54,913,832    $ 460,896,166
Cash in bank on demand deposit.....              302          743,431           37,052               --
Receivable for Fund shares sold....          444,459          366,275          313,388          230,334
Receivable for investment
   securities sold.................               --          742,000               --        6,447,197
Dividends and accrued interest
   receivable......................          460,918        1,920,588          105,526        2,972,949
                                      --------------    -------------    -------------    -------------
      Total assets.................      303,955,617      142,036,607       55,369,798      470,546,646
                                      --------------    -------------    -------------    -------------
            LIABILITIES
Payable to Minnesota Mutual........          133,808           64,260           26,521          208,873
Bank overdraft.....................               --               --               --           42,574
Payable for Fund shares
   repurchased.....................          131,441           73,132          138,023          265,362
Dividends payable to
   shareholders....................               --               --              615               --
Payable for investment securities
   purchased.......................               --        4,477,095        2,544,717        7,748,082
                                      --------------    -------------    -------------    -------------
      Total liabilities............          265,249        4,614,487        2,709,876        8,264,891
                                      --------------    -------------    -------------    -------------
Net assets applicable to
   outstanding capital stock.......   $  303,690,368    $ 137,422,120    $  52,659,922    $ 462,281,755
                                      --------------    -------------    -------------    -------------
                                      --------------    -------------    -------------    -------------
Represented by:
    Capital stock--authorized 10
     trillion shares of $.01 par
     value; outstanding
     143,846,939; 109,480,827;
     52,659,922; 246,927,109;
     68,872,449; 108,814,057;
     100,379,144; 156,453,274;
     104,781,556; 6,182,477;
     3,541,235; 2,986,550;
     2,321,312 and 84,846,501
     shares, respectively..........        1,438,469        1,094,808          526,599        2,469,271
    Additional paid-in capital.....      250,618,154      131,456,162       52,133,323      372,912,825
    Undistributed net investment
     income........................        1,971,443        4,193,621               --        6,699,894
    Accumulated net realized gains
     (losses) from investments and
     foreign currency
     transactions..................       (1,486,144)         (53,846)              --       20,233,094
    Unrealized appreciation of
     investments and translation of
     assets and liabilities in
     foreign currencies............       51,148,446          731,375               --       59,966,671
                                      --------------    -------------    -------------    -------------
      Total--representing net
       assets applicable to
       outstanding capital stock...   $  303,690,368    $ 137,422,120    $  52,659,922    $ 462,281,755
                                      --------------    -------------    -------------    -------------
                                      --------------    -------------    -------------    -------------
Net asset value per share of
   outstanding capital stock.......   $        2.111    $       1.255    $       1.000    $       1.872
                                      --------------    -------------    -------------    -------------
                                      --------------    -------------    -------------    -------------

See accompanying notes to financial statements.

                                         MORTGAGE                            CAPITAL        INTERNATIONAL        SMALL
                                        SECURITIES        INDEX 500       APPRECIATION          STOCK           COMPANY
                                         PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                       -------------     ------------     -------------     -------------     ------------
              ASSETS
Investments in securities, at
 market value--see accompanying
 schedules for detailed listing
 (identified cost: $251,901,492;
 $137,532,938; $54,913,832;
 $400,929,495; $73,933,718;
 $234,287,177; $178,840,505;
 $205,993,380; $139,511,646;
 $6,453,537; $3,687,811;
 $3,169,082; $2,434,903 and
 $133,245,608, respectively).......    $  75,163,892     $334,510,841     $252,148,686      $269,676,780      $165,867,372
Cash in bank on demand deposit.....           30,014          319,249          298,508             2,122           220,726
Receivable for Fund shares sold....          278,467        1,268,488          138,760                --           365,878
Receivable for investment
 securities sold...................        9,228,452               --          785,420           516,132         2,589,451
Dividends and accrued interest
 receivable........................          595,252          345,558          131,876         1,237,183            77,055
                                       -------------     ------------     -------------     -------------     ------------
      Total assets.................       85,296,077      336,444,136      253,503,250       271,432,217       169,120,482
                                       -------------     ------------     -------------     -------------     ------------
            LIABILITIES
Payable to Minnesota Mutual........           38,268          103,751          162,008           205,383           109,371
Bank overdraft.....................               --               --               --                --                --
Payable for Fund shares
 repurchased.......................           29,107          176,149          137,972           147,921            94,123
Dividends payable to
 shareholders......................               --               --               --            14,976                --
Payable for investment securities
 purchased.........................        5,826,986       30,046,876        3,154,115           147,878           235,000
                                       -------------     ------------     -------------     -------------     ------------
      Total liabilities............        5,894,361       30,326,776        3,454,095           516,158           438,494
                                       -------------     ------------     -------------     -------------     ------------
Net assets applicable to
 outstanding capital stock.........    $  79,401,716     $306,117,360     $250,049,155      $270,916,059      $168,681,988
                                       -------------     ------------     -------------     -------------     ------------
                                       -------------     ------------     -------------     -------------     ------------
Represented by:
    Capital stock--authorized 10
     trillion shares of $.01 par
     value; outstanding
     143,846,939; 109,480,827;
     52,659,922; 246,927,109;
     68,872,449; 108,814,057;
     100,379,144; 156,453,274;
     104,781,556; 6,182,477;
     3,541,235; 2,986,550;
     2,321,312 and 84,846,501
     shares, respectively..........          688,724        1,088,141        1,003,791         1,564,533         1,047,816
    Additional paid-in capital.....       77,739,841      201,821,629      178,407,092       204,581,343       143,288,532
    Undistributed net investment
     income........................        2,641,244        1,725,164               --         3,306,851           128,225
    Accumulated net realized gains
     (losses) from investments and
     foreign currency
     transactions..................       (2,905,811)       1,258,762       (2,669,909)       (2,220,068)       (2,138,311)
    Unrealized appreciation of
     investments and translation of
     assets and liabilities in
     foreign currencies............        1,237,718      100,223,664       73,308,181        63,683,400        26,355,726
                                       -------------     ------------     -------------     -------------     ------------
      Total--representing net
       assets applicable to
       outstanding capital stock...    $  79,401,716     $306,117,360     $250,049,155      $270,916,059      $168,681,988
                                       -------------     ------------     -------------     -------------     ------------
                                       -------------     ------------     -------------     -------------     ------------
Net asset value per share of
 outstanding capital stock.........    $       1.153     $      2.813     $      2.491      $      1.732      $      1.610
                                       -------------     ------------     -------------     -------------     ------------
                                       -------------     ------------     -------------     -------------     ------------

                                        MATURING         MATURING         MATURING         MATURING
                                       GOVERNMENT       GOVERNMENT       GOVERNMENT       GOVERNMENT          VALUE
                                        BOND 1998       BOND 2002        BOND 2006        BOND 2010           STOCK
                                        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                       -----------     ------------     ------------     ------------     -------------
              ASSETS
Investments in securities, at
 market value--see accompanying
 schedules for detailed listing
 (identified cost: $251,901,492;
 $137,532,938; $54,913,832;
 $400,929,495; $73,933,718;
 $234,287,177; $178,840,505;
 $205,993,380; $139,511,646;
 $6,453,537; $3,687,811;
 $3,169,082; $2,434,903 and
 $133,245,608, respectively).......    $6,481,567      $ 3,752,337      $ 3,272,952      $ 2,489,362      $155,679,282
Cash in bank on demand deposit.....        93,880            1,087              412              192               426
Receivable for Fund shares sold....            46               --           11,545          122,438           741,722
Receivable for investment
 securities sold...................            --            6,587               --               --             6,806
Dividends and accrued interest
 receivable........................           388              272              120              336           210,606
                                       -----------     ------------     ------------     ------------     -------------
      Total assets.................     6,575,881        3,760,283        3,285,029        2,612,328       156,638,842
                                       -----------     ------------     ------------     ------------     -------------
            LIABILITIES
Payable to Minnesota Mutual........         1,040              616            1,078              819            98,414
Bank overdraft.....................            --               --               --               --                --
Payable for Fund shares
 repurchased.......................           247              206              155              114            64,730
Dividends payable to
 shareholders......................            --               --               --               --                --
Payable for investment securities
 purchased.........................        93,662               --               --               --         2,022,989
                                       -----------     ------------     ------------     ------------     -------------
      Total liabilities............        94,949              822            1,233              933         2,186,133
                                       -----------     ------------     ------------     ------------     -------------
Net assets applicable to
 outstanding capital stock.........    $6,480,932      $ 3,759,461      $ 3,283,796      $ 2,611,395      $154,452,709
                                       -----------     ------------     ------------     ------------     -------------
                                       -----------     ------------     ------------     ------------     -------------
Represented by:
    Capital stock--authorized 10
     trillion shares of $.01 par
     value; outstanding
     143,846,939; 109,480,827;
     52,659,922; 246,927,109;
     68,872,449; 108,814,057;
     100,379,144; 156,453,274;
     104,781,556; 6,182,477;
     3,541,235; 2,986,550;
     2,321,312 and 84,846,501
     shares, respectively..........        61,825           35,412           29,866           23,213           848,465
    Additional paid-in capital.....     6,201,829        3,544,513        3,057,942        2,477,544       122,861,768
    Undistributed net investment
     income........................       187,315          119,826           99,462           80,386           753,075
    Accumulated net realized gains
     (losses) from investments and
     foreign currency
     transactions..................         1,933           (4,816)          (7,344)         (24,207)        7,555,727
    Unrealized appreciation of
     investments and translation of
     assets and liabilities in
     foreign currencies............        28,030           64,526          103,870           54,459        22,433,674
                                       -----------     ------------     ------------     ------------     -------------
      Total--representing net
       assets applicable to
       outstanding capital stock...    $6,480,932      $ 3,759,461      $ 3,283,796      $ 2,611,395      $154,452,709
                                       -----------     ------------     ------------     ------------     -------------
                                       -----------     ------------     ------------     ------------     -------------
Net asset value per share of
 outstanding capital stock.........    $    1.048      $     1.062      $     1.100      $     1.125      $      1.820
                                       -----------     ------------     ------------     ------------     -------------
                                       -----------     ------------     ------------     ------------     -------------

ADVANTUS SERIES FUND, INC.

STATEMENTS OF OPERATIONS

PERIOD FROM JANUARY 1, 1997 TO JUNE 30, 1997

(UNAUDITED)

                                                                    MONEY          ASSET
                                        GROWTH         BOND         MARKET       ALLOCATION
                                      PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO
                                     ------------   -----------   ----------    ------------
Investment income:
    Interest.......................  $    362,136   $ 4,416,022   $1,420,567    $  6,678,633
    Dividends (net of foreign
     withholding taxes of $440,356
     for International Stock
     Portfolio)....................     2,364,787       144,146           --       1,210,550
                                     ------------   -----------   ----------    ------------
        Total investment income....     2,726,923     4,560,168    1,420,567       7,889,183
                                     ------------   -----------   ----------    ------------
Expenses (note 5):
    Investment advisory fee........       671,230       322,511      128,496       1,069,562
    Custodian fees.................        11,872         5,424        3,613          18,243
    Administrative service fee.....        14,400        14,400       14,400          14,400
    Auditing and accounting
     services......................         5,323         2,133        1,234           9,977
    Legal fees.....................           905           905          905             905
    Registration fees..............           403           233          734              21
    Printing, shareholder reports
     and shareholder meetings......        43,370        18,651        9,842          69,886
    Directors' fees................         1,760           920          438           2,956
    Insurance......................         1,577         1,215          739           2,197
    Licensing fee..................            --            --           --              --
    Other..........................         4,640           155           60           1,142
                                     ------------   -----------   ----------    ------------
        Total expenses.............       755,480       366,547      160,461       1,189,289
    Less fees and expenses waived
     or absorbed by Minnesota
     Mutual........................            --            --           --              --
                                     ------------   -----------   ----------    ------------
        Total net expenses.........       755,480       366,547      160,461       1,189,289
                                     ------------   -----------   ----------    ------------
        Investment income
         (loss)--net...............     1,971,443     4,193,621    1,260,106       6,699,894
                                     ------------   -----------   ----------    ------------
Realized and unrealized gains
   (losses) on investments and
   foreign currencies:
    Net realized gains (losses)
     from:
        Investments (note 3).......    (1,486,144)      126,467           --      20,384,587
        Foreign currency
         transactions..............            --            --           --              --
    Net change in unrealized
     appreciation or depreciation
     on:
        Investments................    43,804,658       225,318           --      14,018,931
        Translation of assets and
         liabilities in foreign
         currency..................            --            --           --              --
                                     ------------   -----------   ----------    ------------
        Net gains (losses) on
         investments...............    42,318,514       351,785           --      34,403,518
                                     ------------   -----------   ----------    ------------
    Net increase in net assets
     resulting from operations.....  $ 44,289,957   $ 4,545,406   $1,260,106    $ 41,103,412
                                     ------------   -----------   ----------    ------------
                                     ------------   -----------   ----------    ------------

See accompanying notes to financial statements.

                                                                                                                MATURING
                                      MORTGAGE                      CAPITAL      INTERNATIONAL      SMALL      GOVERNMENT
                                     SECURITIES     INDEX 500     APPRECIATION       STOCK         COMPANY     BOND 1998
                                      PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO
                                     -----------   ------------   ------------   -------------   -----------   ----------
Investment income:
    Interest.......................  $2,870,718    $     58,301   $   377,265     $  698,178     $   604,692    $193,452
    Dividends (net of foreign
     withholding taxes of $440,356
     for International Stock
     Portfolio)....................          --       2,215,562       510,787      3,803,558         126,417          --
                                     -----------   ------------   ------------   -------------   -----------   ----------
        Total investment income....   2,870,718       2,273,863       888,052      4,501,736         731,109     193,452
                                     -----------   ------------   ------------   -------------   -----------   ----------
Expenses (note 5):
    Investment advisory fee........     189,504         472,809       837,901        839,599         545,750       1,530
    Custodian fees.................       5,019           5,309         5,951        198,617          10,615       2,252
    Administrative service fee.....      14,400          14,400        14,400         14,400          14,400      14,400
    Auditing and accounting
     services......................       2,498           2,905         4,045         71,528           1,593       1,404
    Legal fees.....................         905             905           905            905             905         905
    Registration fees..............           4              12            11            372             431          --
    Printing, shareholder reports
     and shareholder meetings......      13,276          36,424        37,296         37,822          25,675         965
    Directors' fees................         568           1,486         1,547          1,534           1,096          40
    Insurance......................         900           1,313         1,501          1,492           1,232         288
    Licensing fee..................          --          11,942            --             --              --          --
    Other..........................       2,400           1,194        10,810         28,614           1,187           9
                                     -----------   ------------   ------------   -------------   -----------   ----------
        Total expenses.............     229,474         548,699       914,367      1,194,883         602,884      21,793
    Less fees and expenses waived
     or absorbed by Minnesota
     Mutual........................          --              --            --             --              --     (15,656)
                                     -----------   ------------   ------------   -------------   -----------   ----------
        Total net expenses.........     229,474         548,699       914,367      1,194,833         602,884       6,137
                                     -----------   ------------   ------------   -------------   -----------   ----------
        Investment income
         (loss)--net...............   2,641,244       1,725,164       (26,315)     3,306,853         128,225     187,315
                                     -----------   ------------   ------------   -------------   -----------   ----------
Realized and unrealized gains
 (losses) on investments and
 foreign currencies:
    Net realized gains (losses)
     from:
        Investments (note 3).......     245,798       1,705,251    (2,616,846)     1,941,765         247,058       1,933
        Foreign currency
         transactions..............          --              --            --        (84,506)             --          --
    Net change in unrealized
     appreciation or depreciation
     on:
        Investments................      78,828      40,691,463    29,435,897     26,231,545       8,085,787     (22,380)
        Translation of assets and
         liabilities in foreign
         currency..................          --              --            --         16,302              --          --
                                     -----------   ------------   ------------   -------------   -----------   ----------
        Net gains (losses) on
         investments...............     324,626      42,396,714    26,819,051     28,105,106       8,332,845     (20,447)
                                     -----------   ------------   ------------   -------------   -----------   ----------
    Net increase in net assets
     resulting from operations.....  $2,965,870    $ 44,121,878   $26,792,736     $31,411,959    $ 8,461,070    $166,868
                                     -----------   ------------   ------------   -------------   -----------   ----------
                                     -----------   ------------   ------------   -------------   -----------   ----------

                                      MATURING     MATURING     MATURING
                                     GOVERNMENT   GOVERNMENT   GOVERNMENT      VALUE
                                     BOND 2002    BOND 2006    BOND 2010       STOCK
                                     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                                     ----------   ----------   ----------   -----------
Investment income:
    Interest.......................   $123,609     $105,713     $ 85,350    $   314,458
    Dividends (net of foreign
     withholding taxes of $440,356
     for International Stock
     Portfolio)....................         --           --           --        945,505
                                     ----------   ----------   ----------   -----------
        Total investment income....    123,609      105,713       85,350      1,259,963
                                     ----------   ----------   ----------   -----------
Expenses (note 5):
    Investment advisory fee........        946        3,906        3,102        466,127
    Custodian fees.................      2,107        1,936        2,595          4,204
    Administrative service fee.....     14,400       14,400       14,400         14,400
    Auditing and accounting
     services......................      1,402        1,402        1,402          1,832
    Legal fees.....................        905          905          905            905
    Registration fees..............         --           --           --              6
    Printing, shareholder reports
     and shareholder meetings......        620          513          429         17,941
    Directors' fees................         27           21           19            703
    Insurance......................        233          196          194            770
    Licensing fee..................         --           --           --             --
    Other..........................          5            4            3             --
                                     ----------   ----------   ----------   -----------
        Total expenses.............     20,645       23,283       23,049        506,888
    Less fees and expenses waived
     or absorbed by Minnesota
     Mutual........................    (16,862)     (17,032)     (18,085)            --
                                     ----------   ----------   ----------   -----------
        Total net expenses.........      3,783        6,251        4,964        506,888
                                     ----------   ----------   ----------   -----------
        Investment income
         (loss)--net...............    119,826       99,462       80,386        753,075
                                     ----------   ----------   ----------   -----------
Realized and unrealized gains
 (losses) on investments and
 foreign currencies:
    Net realized gains (losses)
     from:
        Investments (note 3).......     (4,816)       3,169       (2,101)     7,572,894
        Foreign currency
         transactions..............         --           --           --             --
    Net change in unrealized
     appreciation or depreciation
     on:
        Investments................    (41,013)     (35,717)     (50,273)    10,548,961
        Translation of assets and
         liabilities in foreign
         currency..................         --           --           --             --
                                     ----------   ----------   ----------   -----------
        Net gains (losses) on
         investments...............    (45,829)     (32,548)     (52,374)    18,121,855
                                     ----------   ----------   ----------   -----------
    Net increase in net assets
     resulting from operations.....   $ 73,997     $ 66,914     $ 28,012    $18,874,930
                                     ----------   ----------   ----------   -----------
                                     ----------   ----------   ----------   -----------

ADVANTUS SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

PERIOD FROM JANUARY 1, 1997 TO JUNE 30, 1997 AND YEAR ENDED DECEMBER 31, 1996

(UNAUDITED)

                                          GROWTH PORTFOLIO             BOND PORTFOLIO
                                     --------------------------  --------------------------
                                         1997          1996          1997          1996
                                     ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net....  $  1,971,443  $  2,348,606  $  4,193,621  $  7,069,687
  Net realized gains (losses) on
   investments and foreign currency
   transactions....................    (1,486,144)   60,829,755       126,467      (121,439)
  Net change in unrealized
   appreciation or depreciation of
   investments and translation of
   assets and liabilities in
   foreign currencies..............    43,804,658   (27,909,772)      225,318    (3,067,081)
                                     ------------  ------------  ------------  ------------
    Net increase in net assets
     resulting from operations.....    44,289,957    35,268,589     4,545,406     3,881,167
                                     ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...........    (2,348,606)   (1,885,333)   (7,069,687)   (5,666,378)
  Net realized gains...............   (60,686,820)  (17,716,504)           --    (1,021,457)
                                     ------------  ------------  ------------  ------------
    Total distributions............   (63,035,426)  (19,601,837)   (7,069,687)   (6,687,835)
                                     ------------  ------------  ------------  ------------
Capital share transactions (note
   5):
  Proceeds from sales..............    30,285,538    46,018,318    19,574,236    38,198,366
  Shares issued as a result of
   reinvested distributions........    63,035,426    19,601,837     7,069,687     6,687,835
  Payments for redemption of
   shares..........................   (19,349,682)  (34,499,910)  (12,583,100)  (17,238,784)
                                     ------------  ------------  ------------  ------------
Increase in net assets from capital
   shares transactions.............    73,971,282    31,120,245    14,060,823    27,647,417
                                     ------------  ------------  ------------  ------------
    Total increase in net assets...    55,225,813    46,786,997    11,536,542    24,840,749
Net assets at beginning of
   period..........................   248,464,555   201,677,558   125,885,578   101,044,829
                                     ------------  ------------  ------------  ------------
Net assets at end of period
   (including undistributed net
   investment income of $1,971,443
   and $2,348,606 for Growth,
   $4,193,621 and $7,069,687 for
   Bond, $0 and $0 for Money
   Market, $6,699,894 and
   $11,750,366 for Asset
   Allocation, $2,641,244 and
   $4,934,258 for Mortgage
   Securities, $1,725,164 and
   $2,857,956 for Index 500 and $0
   and $0 for Capital Appreciation,
   respectively....................  $303,690,368  $248,464,555  $137,422,120  $125,885,578
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------

See accompanying notes to financial statements.

                                           MONEY MARKET              ASSET ALLOCATION          MORTGAGE SECURITIES
                                             PORTFOLIO                  PORTFOLIO                   PORTFOLIO
                                     -------------------------  --------------------------  --------------------------
                                        1997          1996          1997          1996          1997          1996
                                     -----------  ------------  ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net....  $ 1,260,106  $  2,123,183  $  6,699,894  $ 11,750,366  $  2,641,244  $  4,934,258
  Net realized gains (losses) on
   investments and foreign currency
   transactions....................           --            --    20,384,587    24,349,692       245,798       138,890
  Net change in unrealized
   appreciation or depreciation of
   investments and translation of
   assets and liabilities in
   foreign currencies..............           --            --    14,018,931     9,054,264        78,828    (1,394,163)
                                     -----------  ------------  ------------  ------------  ------------  ------------
    Net increase in net assets
     resulting from operations.....    1,260,106     2,123,183    41,103,412    45,154,322     2,965,870     3,678,985
                                     -----------  ------------  ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...........   (1,260,106)   (2,123,183)  (11,750,366)  (11,587,244)   (4,934,258)   (4,531,053)
  Net realized gains...............           --            --   (24,394,804)  (21,215,841)           --            --
                                     -----------  ------------  ------------  ------------  ------------  ------------
    Total distributions............   (1,260,106)   (2,123,183)  (36,145,170)  (32,803,085)   (4,934,258)   (4,531,053)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Capital share transactions (note
 5):
  Proceeds from sales..............   35,349,364    77,174,302    42,063,682    84,153,296    10,855,920    19,427,231
  Shares issued as a result of
   reinvested distributions........    1,259,519     2,131,453    36,145,170    32,803,085     4,934,258     4,531,053
  Payments for redemption of
   shares..........................  (35,409,581)  (58,011,515)  (35,594,483)  (63,608,788)  (10,412,049)  (16,860,214)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Increase in net assets from capital
 shares transactions...............    1,199,301    21,294,240    42,614,369    53,347,593     5,378,129     7,098,070
                                     -----------  ------------  ------------  ------------  ------------  ------------
    Total increase in net assets...    1,199,301    21,294,240    47,572,611    65,698,830     3,409,741     6,246,002
Net assets at beginning of
 period............................   51,460,620    30,166,380   414,709,144   349,010,314    75,991,975    69,745,973
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net assets at end of period
 (including undistributed net
 investment income of $1,971,443
 and $2,348,606 for Growth,
 $4,193,621 and $7,069,687 for
 Bond, $0 and $0 for Money Market,
 $6,699,894 and $11,750,366 for
 Asset Allocation, $2,641,244 and
 $4,934,258 for Mortgage
 Securities, $1,725,164 and
 $2,857,956 for Index 500 and $0
 and $0 for Capital Appreciation,
 respectively......................  $52,659,922  $ 51,460,620  $462,281,755  $414,709,144  $ 79,401,716  $ 75,991,975
                                     -----------  ------------  ------------  ------------  ------------  ------------
                                     -----------  ------------  ------------  ------------  ------------  ------------

                                             INDEX 500              CAPITAL APPRECIATION
                                             PORTFOLIO                   PORTFOLIO
                                     --------------------------  --------------------------
                                         1997          1996          1997          1996
                                     ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net....  $  1,725,164  $  2,857,956  $    (26,315) $   (178,664)
  Net realized gains (losses) on
   investments and foreign currency
   transactions....................     1,705,251     3,336,804    (2,616,846)   21,475,571
  Net change in unrealized
   appreciation or depreciation of
   investments and translation of
   assets and liabilities in
   foreign currencies..............    40,691,463    25,995,361    29,435,897     8,718,053
                                     ------------  ------------  ------------  ------------
    Net increase in net assets
     resulting from operations.....    44,121,878    32,190,121    26,792,736    30,014,960
                                     ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...........    (2,857,956)   (1,984,153)           --            --
  Net realized gains...............    (3,610,751)   (1,027,104)  (21,514,696)   (4,759,442)
                                     ------------  ------------  ------------  ------------
    Total distributions............    (6,468,707)   (3,011,257)  (21,514,696)   (4,759,442)
                                     ------------  ------------  ------------  ------------
Capital share transactions (note
 5):
  Proceeds from sales..............    77,231,452    77,547,421    27,704,958    55,469,252
  Shares issued as a result of
   reinvested distributions........     6,468,707     3,011,257    21,514,696     4,759,442
  Payments for redemption of
   shares..........................   (19,631,388)  (29,340,723)  (18,916,825)  (34,535,706)
                                     ------------  ------------  ------------  ------------
Increase in net assets from capital
 shares transactions...............    64,068,771    51,217,955    30,302,829    25,692,988
                                     ------------  ------------  ------------  ------------
    Total increase in net assets...   101,721,942    80,396,819    35,580,869    50,948,506
Net assets at beginning of
 period............................   204,395,418   123,998,599   214,468,286   163,519,780
                                     ------------  ------------  ------------  ------------
Net assets at end of period
 (including undistributed net
 investment income of $1,971,443
 and $2,348,606 for Growth,
 $4,193,621 and $7,069,687 for
 Bond, $0 and $0 for Money Market,
 $6,699,894 and $11,750,366 for
 Asset Allocation, $2,641,244 and
 $4,934,258 for Mortgage
 Securities, $1,725,164 and
 $2,857,956 for Index 500 and $0
 and $0 for Capital Appreciation,
 respectively......................  $306,117,360  $204,395,418  $250,049,155  $214,468,286
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------

ADVANTUS SERIES FUND, INC.

PERIOD FROM JANUARY 1, 1997 TO JUNE 30, 1997 AND YEAR ENDED DECEMBER 31, 1996

(UNAUDITED)

                                        INTERNATIONAL STOCK            SMALL COMPANY
                                             PORTFOLIO                   PORTFOLIO
                                     --------------------------  --------------------------
                                         1997          1996          1997          1996
                                     ------------  ------------  ------------  ------------
Operations:
  Investment income--net...........  $  3,306,853  $  4,406,540  $    128,225  $    304,423
  Net realized gains (losses) on
   investments.....................     1,857,259     4,146,575       247,058     8,723,984
  Net change in unrealized
   appreciation or depreciation of
   investments.....................    26,247,847    23,738,356     8,085,787    (2,113,307)
                                     ------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations....................    31,411,959    32,291,471     8,461,070     6,915,100
                                     ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...........    (7,116,929)   (4,201,200)       (2,423)     (302,963)
  Tax return of capital............    (3,550,500)           --            --            --
  Net realized gains...............            --    (4,599,310)           --   (13,553,934)
                                     ------------  ------------  ------------  ------------
    Total distributions............   (10,667,429)   (8,800,510)       (2,423)  (13,856,897)
                                     ------------  ------------  ------------  ------------
Capital share transactions (note
   5):
  Proceeds from sales..............    42,580,636    69,628,923    30,975,200    62,610,535
  Shares issued as a result of
   reinvested distributions........    10,667,429     8,800,510         2,423    13,856,897
  Payments for redemption of
   shares..........................   (16,684,136)  (29,082,358)  (15,298,036)  (23,876,807)
                                     ------------  ------------  ------------  ------------
Increase (decrease) in net assets
   from capital shares
   transactions....................    36,563,929    49,347,075    15,679,587    52,590,625
                                     ------------  ------------  ------------  ------------
    Total increase in net assets...    57,308,653    72,838,036    24,138,234    45,648,828
Net assets at beginning of
   period..........................   213,607,601   140,769,565   144,543,754    98,894,926
                                     ------------  ------------  ------------  ------------
Net assets at end of period
   (including undistributed net
   investment income of $3,306,851
   and $7,116,929 for International
   Stock, $128,225 and $2,423 for
   Small Company, $187,315 and
   $326,014 for Maturing Government
   Bond 1998, $119,826 and $1,875
   for Maturing Government Bond
   2002, $99,462 and $1,812 for
   Maturing Government Bond 2006,
   $80,386 and $118,592 for
   Maturing Government Bond 2010
   and $753,075 and $9,682 for
   Value Stock, respectively.......  $270,916,059  $213,607,601  $168,681,988  $144,543,754
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------

See accompanying notes to financial statements.

                                        MATURING GOVERNMENT         MATURING GOVERNMENT         MATURING GOVERNMENT
                                        BOND 1998 PORTFOLIO         BOND 2002 PORTFOLIO         BOND 2006 PORTFOLIO
                                     --------------------------  --------------------------  -------------------------
                                         1997          1996          1997          1996         1997          1996
                                     ------------  ------------  ------------  ------------  -----------  ------------
Operations:
  Investment income--net...........  $    187,315  $    326,014  $    119,826  $    215,875  $    99,462  $    171,812
  Net realized gains (losses) on
   investments.....................         1,933        14,263        (4,816)       33,341        3,169        36,005
  Net change in unrealized
   appreciation or depreciation of
   investments.....................       (22,380)     (123,136)      (41,013)     (172,492)     (35,717)     (216,858)
                                     ------------  ------------  ------------  ------------  -----------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations....................       166,868       217,141        73,997        76,724       66,914        (9,041)
                                     ------------  ------------  ------------  ------------  -----------  ------------
Distributions to shareholders from:
  Investment income--net...........      (326,014)       (3,760)       (1,875)     (214,000)      (1,812)     (171,524)
  Tax return of capital............            --            --            --            --           --            --
  Net realized gains...............       (14,263)           --       (30,370)           --      (44,452)       (4,256)
                                     ------------  ------------  ------------  ------------  -----------  ------------
    Total distributions............      (340,277)       (3,760)      (32,245)     (214,000)     (46,264)     (175,780)
                                     ------------  ------------  ------------  ------------  -----------  ------------
Capital share transactions (note
 5):
  Proceeds from sales..............       737,439     1,742,631       287,517     1,054,826      352,658       743,284
  Shares issued as a result of
   reinvested distributions........       340,277         3,760        32,245       214,000       46,264       175,780
  Payments for redemption of
   shares..........................      (522,407)     (917,593)     (502,038)     (280,991)    (230,912)     (208,659)
                                     ------------  ------------  ------------  ------------  -----------  ------------
Increase (decrease) in net assets
 from capital shares
 transactions......................       555,309       828,798      (182,276)      987,835      168,010       710,405
                                     ------------  ------------  ------------  ------------  -----------  ------------
    Total increase in net assets...       381,900     1,042,179      (140,524)      850,559      188,660       525,584
Net assets at beginning of
 period............................     6,099,032     5,056,853     3,899,985     3,049,426    3,095,136     2,569,552
                                     ------------  ------------  ------------  ------------  -----------  ------------
Net assets at end of period
 (including undistributed net
 investment income of $3,306,851
 and $7,116,929 for International
 Stock, $128,225 and $2,423 for
 Small Company, $187,315 and
 $326,014 for Maturing Government
 Bond 1998, $119,826 and $1,875 for
 Maturing Government Bond 2002,
 $99,462 and $1,812 for Maturing
 Government Bond 2006, $80,386 and
 $118,592 for Maturing Government
 Bond 2010 and $753,075 and $9,682
 for Value Stock, respectively.....  $  6,480,932  $  6,099,032  $  3,759,461  $  3,899,985  $ 3,283,796  $  3,095,136
                                     ------------  ------------  ------------  ------------  -----------  ------------
                                     ------------  ------------  ------------  ------------  -----------  ------------

                                        MATURING GOVERNMENT
                                        BOND 2010 PORTFOLIO       VALUE STOCK PORTFOLIO
                                     -------------------------  --------------------------
                                        1997          1996          1997          1996
                                     -----------  ------------  ------------  ------------
Operations:
  Investment income--net...........  $    80,386  $    118,592  $    753,075  $    769,682
  Net realized gains (losses) on
   investments.....................       (2,101)       18,011     7,572,894     7,197,176
  Net change in unrealized
   appreciation or depreciation of
   investments.....................      (50,273)     (144,636)   10,548,961     8,706,912
                                     -----------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations....................       28,012        (8,033)   18,874,930    16,673,770
                                     -----------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...........     (118,592)       (1,072)       (9,682)     (763,814)
  Tax return of capital............           --            --            --            --
  Net realized gains...............      (24,752)           --    (1,872,493)   (5,854,725)
                                     -----------  ------------  ------------  ------------
    Total distributions............     (143,344)       (1,072)   (1,882,175)   (6,618,539)
                                     -----------  ------------  ------------  ------------
Capital share transactions (note
 5):
  Proceeds from sales..............      478,833     1,851,191    48,296,993    59,733,886
  Shares issued as a result of
   reinvested distributions........      143,344         1,072     1,882,175     6,618,539
  Payments for redemption of
   shares..........................     (708,267)     (413,947)   (9,906,342)  (11,045,562)
                                     -----------  ------------  ------------  ------------
Increase (decrease) in net assets
 from capital shares
 transactions......................      (86,090)    1,438,316    40,272,826    55,306,863
                                     -----------  ------------  ------------  ------------
    Total increase in net assets...     (201,422)    1,429,211    57,265,581    65,362,094
Net assets at beginning of
 period............................    2,812,817     1,383,606    97,187,128    31,825,034
                                     -----------  ------------  ------------  ------------
Net assets at end of period
 (including undistributed net
 investment income of $3,306,851
 and $7,116,929 for International
 Stock, $128,225 and $2,423 for
 Small Company, $187,315 and
 $326,014 for Maturing Government
 Bond 1998, $119,826 and $1,875 for
 Maturing Government Bond 2002,
 $99,462 and $1,812 for Maturing
 Government Bond 2006, $80,386 and
 $118,592 for Maturing Government
 Bond 2010 and $753,075 and $9,682
 for Value Stock, respectively.....  $ 2,611,395  $  2,812,817  $154,452,709  $ 97,187,128
                                     -----------  ------------  ------------  ------------
                                     -----------  ------------  ------------  ------------

ADVANTUS SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997
(UNAUDITED)

(1) ORGANIZATION
    Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company with a series of fourteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010 and Value Stock). On April 24, 1997 shareholders of the Fund approved a name change to Advantus Series Fund, Inc. (effective May 1, 1997). Prior to May 1, 1997 the Fund was known as MIMLIC Series Fund, Inc. The Fund accounts for the assets, liabilities and operations of each portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to The Minnesota Mutual Life Insurance Company's (Minnesota Mutual) separate accounts in connection with Minnesota Mutual variable contracts and policies.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities, with the exception of Money Market and International Stock, are valued at market. For International Stock, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

    International Stock also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock is subject to the credit risk that the other party will not complete the obligations of the contract. There are no outstanding forward foreign currency exchange contracts open as of June 30, 1997.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of June 30, 1997, the Mortgage Securities Portfolio had entered into outstanding when-issued or forward commitments of $1,010,313. The Mortgage Securities Portfolio has segregated assets, with the Portfolio's custodian, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

    For federal income tax purposes, the following Portfolios had capital loss carryovers at June 30, 1997, which, if not offset by subsequent capital gains, will expire December 31, 2004 through 2005. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expired:

Bond................................................................  $   54,000
Mortgage Securities.................................................   2,900,000
Small Company.......................................................   2,140,000

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made as follows:

                                                                          ADDITIONAL
                                                     UNDISTRIBUTED NET     PAID IN
                                                     INVESTMENT INCOME     CAPITAL
                                                     -----------------  --------------
Capital Appreciation...............................  $         26,315   $     (26,315)

  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For portfolios other Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended June 30, 1997, the cost of purchases and proceeds from sales of investment securities aggregated $260,607,266 and $242,090,557, respectively, for Money Market. For the other portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the period ended June 30, 1997 were as follows:

                                                      PURCHASES        SALES
                                                     ------------  -------------
Growth.............................................  $109,149,773  $  70,517,314
Bond...............................................   135,620,461    130,968,571
Asset Allocation...................................   309,819,199    278,980,021
Mortgage Securities................................    30,132,091     31,345,302
Index 500..........................................    74,720,797     15,576,343
Capital Appreciation...............................    87,721,912     73,008,664
International Stock................................    30,037,494      7,629,673
Small Company......................................    49,907,712     36,186,793
Maturing Government Bond 1998......................       788,724        600,289
Maturing Government Bond 2002......................       820,500      1,066,429
Maturing Government Bond 2006......................       207,790        103,366
Maturing Government Bond 2010......................       346,624        320,055
Value Stock........................................   108,643,501     63,781,880

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On April 24, 1997 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to May 1, 1997, served as investment adviser to the Fund. Under this agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. Each portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

PORTFOLIO                                            ANNUAL FEE
----------------------------------------  ---------------------------------
Growth..................................   .50%
Bond....................................   .50%
Money Market............................   .50%
Asset Allocation........................   .50%
Mortgage Securities.....................   .50%
Index 500...............................   .40%
Capital Appreciation....................   .75%
International Stock.....................  1.00%   on the first $10 million
                                                   in net assets
                                           .90%   on the next $15 million
                                           .80%   on the next $15 million
                                           .75%   on the next $15 million
                                           .65%   thereafter
Small Company...........................   .75%
Maturing Government Bond 1998...........   .05%   until April 30, 1998 and
                                                   .25% thereafter
Maturing Government Bond 2002...........   .05%   until April 30, 1998 and
                                                   .25% thereafter
Maturing Government Bond 2006...........   .25%
Maturing Government Bond 2010...........   .25%
Value Stock.............................   .75%

    The fees paid to Advantus Capital for investment advisory services are the same as under the old agreement with MIMLIC Management.

    For Capital Appreciation, Advantus Capital has a sub-advisory agreement with Winslow Capital Management, Inc. (Winslow). Under the sub-advisory agreement, Advantus Capital pays Winslow a fee equal to .375 percent of net assets of Capital Appreciation. For International Stock, Advantus Capital has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to .75 percent on the first $10 million in net assets, .65 percent on the next $15 million, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on the next $100 million and thereafter.

    On September 30, 1996, the shareholders of Growth approved a sub-advisory agreement between MIMLIC Management and Voyageur Fund Managers, Inc. (Voyageur). Under the sub-advisory agreement, effective October 1, 1996, MIMLIC Management paid Voyageur a fee equal to .25 percent of net assets of Growth. Effective May 1, 1997 the sub-advisory agreement between MIMLIC Management and Voyageur was terminated.

    The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder reports, legal, auditing, custodian fees, organizational costs and other miscellaneous expenses. Each portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific portfolio will be allocated based upon the proportionate net asset size of each portfolio. Minnesota Mutual directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Minnesota Mutual. Minnesota Mutual has voluntarily agreed to absorb all fees and expenses for each portfolio that exceed various percentages of average daily net assets. During the period ended June 30, 1997, Minnesota Mutual voluntarily agreed to absorb $15,656, $16,862, $17,032 and $18,085 in expenses that were otherwise payable by Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006 and Maturing Government 2010, respectively.

    Each portfolio pays an administrative services fee to Minnesota Mutual, in the amount of $2,400 per month, for accounting, legal and other administrative services which Minnesota Mutual provides.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares of portfolios for the period ended June 30, 1997 and year ended December 31, 1996 were as follows:

                                                                         GROWTH                           BOND
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................    13,972,415      20,525,981      15,578,639      30,374,847
Issued for reinvested distributions.........................    32,682,992       9,579,976       5,823,499       5,583,992
Redeemed....................................................    (8,841,270)    (15,345,143)    (10,017,849)    (13,706,716)
                                                              ------------    ------------    ------------    ------------
                                                                37,814,137      14,760,814      11,384,289      22,252,123
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                      MONEY MARKET                  ASSET ALLOCATION
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................    35,349,364      77,174,302      22,928,866      46,935,708
Issued for reinvested distributions.........................     1,259,519       2,131,453      20,976,851      19,792,634
Redeemed....................................................   (35,409,581)    (58,011,515)    (19,354,022)    (35,436,505)
                                                              ------------    ------------    ------------    ------------
                                                                 1,199,302      21,294,240      24,551,695      31,291,837
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  MORTGAGE SECURITIES                  INDEX 500
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................     9,364,767      16,716,254      29,014,325      35,516,209
Issued for reinvested distributions.........................     4,427,420       4,096,652       2,584,456       1,471,728
Redeemed....................................................    (8,961,384)    (14,548,820)     (7,641,515)    (13,411,996)
                                                              ------------    ------------    ------------    ------------
                                                                 4,830,803       6,264,086      23,957,266      23,575,941
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                  CAPITAL APPRECIATION            INTERNATIONAL STOCK
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................    11,609,211      23,723,099      26,173,025      47,517,336
Issued for reinvested distributions.........................     9,939,279       2,186,263       6,814,559       6,279,337
Redeemed....................................................    (7,948,104)    (14,818,769)    (10,271,066)    (19,870,998)
                                                              ------------    ------------    ------------    ------------
                                                                13,600,386      11,090,593      22,716,518      33,925,675
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                                                MATURING GOVERNMENT BOND
                                                                     SMALL COMPANY                        1998
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................    20,984,140      37,985,089         699,343       1,646,497
Issued for reinvested distributions.........................         1,733       9,010,911         330,829           3,671
Redeemed....................................................   (10,379,328)    (14,536,066)       (495,571)       (875,000)
                                                              ------------    ------------    ------------    ------------
                                                                10,606,545      32,459,934         534,601         775,168
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                MATURING GOVERNMENT BOND        MATURING GOVERNMENT BOND
                                                                          2002                            2006
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................       275,628         979,665         330,523         667,732
Issued for reinvested distributions.........................        31,257         202,767          43,770         159,037
Redeemed....................................................      (483,807)       (260,338)       (216,784)       (186,970)
                                                              ------------    ------------    ------------    ------------
                                                                  (176,922)        922,094         157,509         639,799
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

                                                                MATURING GOVERNMENT BOND
                                                                          2010                        VALUE STOCK
                                                              ----------------------------    ----------------------------
                                                                  1997            1996            1997            1996
                                                              ------------    ------------    ------------    ------------
Sold........................................................       422,734       1,639,014      28,469,097      40,038,292
Issued for reinvested distributions.........................       133,827           1,015       1,112,800       4,188,960
Redeemed....................................................      (636,277)       (378,863)     (5,835,662)     (7,390,558)
                                                              ------------    ------------    ------------    ------------
                                                                   (79,716)      1,261,166      23,746,235      36,836,694
                                                              ------------    ------------    ------------    ------------
                                                              ------------    ------------    ------------    ------------

(6) ILLIQUID SECURITIES
    Each portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At June 30, 1997, investments in securities of Bond, Asset Allocation, Mortgage Securities and International Stock include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation, Mortgage Securities and International Stock at June 30, 1997 were $18,213,067, $34,037,133, $5,764,125 and $8,492,218, respectively, which represent 13.3%,
7.4%, 7.3% and 3.1% of net assets, respectively. Securities are valued by procedures described in note 2. Pursuant to guidelines adopted by the Fund's board of directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7) FINANCIAL HIGHLIGHTS
    The following tables for each Portfolio show certain per share data for a share of capital stock outstanding during the periods and selected information for each period:

GROWTH PORTFOLIO

                                                PERIOD FROM
                                                 JANUARY 1,                        YEAR ENDED DECEMBER 31,
                                                  1997 TO          --------------------------------------------------------
                                              JUNE 30, 1997(e)       1996        1995        1994        1993        1992
                                              ----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period........          $2.343         $2.210      $1.866      $1.912      $1.889      $1.864
                                                     -------       --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income...................            .013           .022        .021        .019        .020        .026
    Net gains or losses on securities (both
      realized and unrealized)..............            .339           .325        .416       (.005)       .063        .060
                                                     -------       --------    --------    --------    --------    --------
        Total from investment operations....            .352           .347        .437        .014        .083        .086
                                                     -------       --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income....           (.022)         (.021)      (.020)      (.020)      (.027)      (.031)
    Distributions from capital gains........           (.562)         (.193)      (.073)      (.040)      (.033)      (.030)
                                                     -------       --------    --------    --------    --------    --------
        Total distributions.................           (.584)         (.214)      (.093)      (.060)      (.060)      (.061)
                                                     -------       --------    --------    --------    --------    --------
Net asset value, end of period..............          $2.111         $2.343      $2.210      $1.866      $1.912      $1.889
                                                     -------       --------    --------    --------    --------    --------
                                                     -------       --------    --------    --------    --------    --------
Total return (a)............................            17.3%(d)       17.2%       24.3%         .8%        4.7%        4.8%
Net assets, end of period (in thousands)....  $      303,690       $248,465    $201,678    $157,369    $125,745    $ 99,128
Ratio of expenses to average daily net
  assets....................................             .56%(c)        .59%        .55%        .56%        .58%        .58%
Ratio of net investment income to average
  daily net assets..........................            1.47%(c)       1.04%       1.04%       1.22%       1.21%       1.72%
Portfolio turnover rate (excluding
  short-term securities)....................            27.6%         154.7%       91.9%       42.0%       51.0%       22.4%
Average commission rate on common stock
  transactions (b)..........................          $.0600         $.0617         N/A         N/A         N/A         N/A

--------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(c)  Adjusted to an annual basis.
(d) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

BOND PORTFOLIO

                                                   PERIOD FROM
                                                   JANUARY 1,                         YEAR ENDED DECEMBER 31,
                                                     1997 TO          --------------------------------------------------------
                                                JUNE 30, 1997(e)        1996        1995        1994        1993        1992
                                                -----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period..........           $1.283         $1.332      $1.157      $1.300      $1.258      $1.264
                                                        -------       --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income.....................             .036           .068        .074        .042        .051        .053
    Net gains or losses on securities (both
      realized and unrealized)................             .006          (.034)       .147       (.100)       .074        .024
                                                        -------       --------    --------    --------    --------    --------
        Total from investment operations......             .042           .034        .221       (.058)       .125        .077
                                                        -------       --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income......            (.070)         (.070)      (.046)      (.052)      (.058)      (.069)
    Distributions from capital gains..........               --          (.013)         --       (.033)      (.025)      (.014)
                                                        -------       --------    --------    --------    --------    --------
        Total distributions...................            (.070)         (.083)      (.046)      (.085)      (.083)      (.083)
                                                        -------       --------    --------    --------    --------    --------
Net asset value, end of period................           $1.255         $1.283      $1.332      $1.157      $1.300      $1.258
                                                        -------       --------    --------    --------    --------    --------
                                                        -------       --------    --------    --------    --------    --------
Total return (a)..............................              3.5%(d)        3.0%       19.8%       (4.6)%      10.3%        6.7%
Net assets, end of period (in thousands)......   $      137,422       $125,886    $101,045    $ 74,679    $ 43,927    $ 24,914
Ratio of expenses to average daily net assets
  (b).........................................              .57%(c)        .56%        .58%        .61%        .64%        .65%
Ratio of net investment income to average
  daily net assets (b)........................             6.50%(c)       6.36%       6.57%       6.12%       5.57%       6.56%
Portfolio turnover rate (excluding short-term
  securities).................................            106.7%         154.0%      205.4%      166.2%      166.8%      140.2%

--------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $12,179 in expenses for the year ended December 31, 1992. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .72% and the ratio of net investment income to average daily net assets would have been 6.49%.
(c)  Adjusted to an annual basis.
(d) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MONEY MARKET PORTFOLIO

                                                     PERIOD FROM
                                                     JANUARY 1,                         YEAR ENDED DECEMBER 31,
                                                       1997 TO          --------------------------------------------------------
                                                  JUNE 30, 1997(e)        1996        1995        1994        1993        1992
                                                  -----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period............           $1.000         $1.000      $1.000      $1.000      $1.000      $1.000
                                                           ------       --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income.......................             .024           .048        .053        .036        .027        .032
                                                           ------       --------    --------    --------    --------    --------
        Total from investment operations........             .024           .048        .053        .036        .027        .032
                                                           ------       --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income........            (.024)         (.048)      (.053)      (.036)      (.027)      (.032)
                                                           ------       --------    --------    --------    --------    --------
        Total distributions.....................            (.024)         (.048)      (.053)      (.036)      (.027)      (.032)
                                                           ------       --------    --------    --------    --------    --------
Net asset value, end of period..................           $1.000         $1.000      $1.000      $1.000      $1.000      $1.000
                                                           ------       --------    --------    --------    --------    --------
                                                           ------       --------    --------    --------    --------    --------
Total return (a)................................              2.5%(d)        4.9%        5.4%        3.7%        2.7%        3.2%
Net assets, end of period (in thousands)........   $       52,660       $ 51,461    $ 30,166    $ 23,107    $ 18,423    $ 13,591
Ratio of expenses to average daily net assets
  (b)...........................................              .62%(c)        .60%        .64%        .65%        .65%        .65%
Ratio of net investment income to average daily
  net assets (b)................................             4.89%(c)       4.81%       5.29%       3.71%       2.65%       3.17%

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $13,734, $23,714 and $20,913 in expenses for the years ended December 31, 1994, 1993 and 1992, respectively. Had the Portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been .72%, .81% and .80%, respectively, and the ratio of net investment income to average daily net assets would have been 3.64%, 2.49% and 3.02%, respectively.
(c)  Adjusted to an annual basis.
(d) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ASSET ALLOCATION PORTFOLIO

                                                PERIOD FROM
                                                JANUARY 1,                         YEAR ENDED DECEMBER 31,
                                                  1997 TO          --------------------------------------------------------
                                             JUNE 30, 1997(e)        1996        1995        1994        1993        1992
                                             -----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period.......           $1.865         $1.826      $1.524      $1.589      $1.574      $1.558
                                                     -------       --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income..................             .027           .052        .061        .047        .030        .034
    Net gains or losses on securities (both
     realized and unrealized)..............             .141           .155        .308       (.069)       .066        .070
                                                     -------       --------    --------    --------    --------    --------
        Total from investment operations...             .168           .207        .369       (.022)       .096        .104
                                                     -------       --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income...            (.053)         (.059)      (.049)      (.033)      (.037)      (.041)
    Distributions from capital gains.......            (.109)         (.109)      (.018)      (.010)      (.044)      (.047)
                                                     -------       --------    --------    --------    --------    --------
        Total distributions................            (.162)         (.168)      (.067)      (.043)      (.081)      (.088)
                                                     -------       --------    --------    --------    --------    --------
Net asset value, end of period.............           $1.872         $1.865      $1.826      $1.524      $1.589      $1.574
                                                     -------       --------    --------    --------    --------    --------
                                                     -------       --------    --------    --------    --------    --------
Total return (a)...........................              9.8%(d)       12.5%       25.0%       (1.4)%       6.5%        7.3%
Net assets, end of period (in thousands)...   $      462,281       $414,709    $349,010    $272,629    $250,011    $150,998
Ratio of expenses to average daily net
  assets...................................              .56%(c)        .54%        .55%        .56%        .57%        .60%
Ratio of net investment income to average
  daily net assets.........................             3.13%(c)       3.09%       3.75%       3.31%       2.63%       3.68%
Portfolio turnover rate (excluding
  short-term securities)...................             77.9%         120.1%      157.0%      123.6%       85.7%      106.5%
Average commission rate on common stock
  transactions (b).........................           $.0558       $  .0692         N/A         N/A         N/A         N/A

------------------------
(a) Total return figures are based on a share of outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(c)  Adjusted to an annual basis.
(d) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MORTGAGE SECURITIES PORTFOLIO

                                                     PERIOD FROM
                                                     JANUARY 1,                         YEAR ENDED DECEMBER 31,
                                                       1997 TO          --------------------------------------------------------
                                                  JUNE 30, 1997(e)        1996        1995        1994        1993        1992
                                                  -----------------     --------    --------    --------    --------    --------
Net asset value, beginning of period............           $1.187         $1.207      $1.098      $1.218      $1.185      $1.196
                                                           ------       --------    --------    --------    --------    --------
Income from investment operations:
    Net investment income.......................             .039           .077        .081        .074        .054        .045
    Net gains or losses on securities (both
      realized and unrealized)..................             .005          (.019)       .107       (.115)       .052        .024
                                                           ------       --------    --------    --------    --------    --------
        Total from investment operations........             .044           .058        .188       (.041)       .106        .069
                                                           ------       --------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income........            (.078)         (.078)      (.079)      (.054)      (.055)      (.056)
    Distributions from capital gains............               --             --          --       (.025)      (.018)      (.024)
                                                           ------       --------    --------    --------    --------    --------
        Total distributions.....................            (.078)         (.078)      (.079)      (.079)      (.073)      (.080)
                                                           ------       --------    --------    --------    --------    --------
Net asset value, end of period..................           $1.153         $1.187      $1.207      $1.098      $1.218      $1.185
                                                           ------       --------    --------    --------    --------    --------
                                                           ------       --------    --------    --------    --------    --------
Total return (a)................................              4.0%(d)        5.3%       18.0%       (3.4)%       9.3%        6.4%
Net assets, end of period (in thousands)........   $       79,402       $ 75,992    $ 69,746    $ 59,666    $ 63,902    $ 37,011
Ratio of expenses to average daily net assets
  (b)...........................................              .61%(c)        .58%        .58%        .60%        .63%        .65%
Ratio of net investment income to average daily
  net assets (b)................................             6.97%(c)       6.94%       7.09%       6.55%       5.87%       6.64%
Portfolio turnover rate (excluding short-term
  securities)...................................             65.3%          70.0%      133.7%      197.3%      138.4%       96.2%

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $10,341 in expenses for the year ended December 31, 1992. Had the Portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been .69% and the ratio of net investment income to average daily net assets would have been 6.60%.
(c)  Adjusted to an annual basis.
(d) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(e) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

INDEX 500 PORTFOLIO

                                            PERIOD FROM
                                          JANUARY 1, 1997
                                                TO                              YEAR ENDED DECEMBER 31,
                                             JUNE 30,       ----------------------------------------------------------------
                                              1997(f)          1996          1995          1994         1993         1992
                                          ---------------   -----------   -----------   ----------   ----------   ----------
Net asset value, beginning of period....        $2.409           $2.023        $1.518       $1.532       $1.428       $1.454
                                               -------      -----------   -----------   ----------   ----------   ----------
Income from investment operations:
    Net investment income...............          .014             .031          .031         .029         .026         .024
    Net gains or losses on securities
     (both realized and unrealized).....          .461             .400          .517        (.012)        .110         .073
                                               -------      -----------   -----------   ----------   ----------   ----------
        Total from investment
         operations.....................          .475             .431          .548         .017         .136         .097
                                               -------      -----------   -----------   ----------   ----------   ----------
Less distributions:
    Dividends from net investment
     income.............................         (.032)           (.030)        (.031)       (.026)       (.025)       (.032)
    Distributions from capital gains....         (.040)           (.015)        (.012)       (.005)       (.007)       (.091)
                                               -------      -----------   -----------   ----------   ----------   ----------
        Total distributions.............         (.071)           (.045)        (.043)       (.031)       (.032)       (.123)
                                               -------      -----------   -----------   ----------   ----------   ----------
Net asset value, end of period..........        $2.813           $2.409        $2.023       $1.518       $1.532       $1.428
                                               -------      -----------   -----------   ----------   ----------   ----------
                                               -------      -----------   -----------   ----------   ----------   ----------
Total return (a)........................          20.1%(d)         21.6%         36.8%         1.2%         9.8%         7.4%
Net assets, end of period (in
  thousands)............................      $306,117      $   204,395   $   123,999   $   73,432   $   56,209   $   35,620
Ratio of expenses to average daily net
  assets (b)............................           .46%(e)          .45%          .47%         .50%         .55%         .55%
Ratio of net investment income to
  average daily net assets (b)..........          1.46%(e)         1.77%         2.08%        2.34%        2.27%        2.42%
Portfolio turnover rate (excluding
  short-term securities)................          10.2%            15.2%          4.8%         5.9%         4.8%         6.1%
Average commission rate on common stock
  transactions (c)......................      $  .0320      $     .0429           N/A          N/A          N/A          N/A

------------------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $7,228 in expenses for the year ended December 31, 1992. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .58%, and the ratio of net investment income to average daily net assets would have been 2.39%.
(c) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(d) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(e)  Adjusted to an annual basis.
(f) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

CAPITAL APPRECIATION PORTFOLIO

                                             PERIOD FROM
                                           JANUARY 1, 1997                       YEAR ENDED DECEMBER 31,
                                                 TO           -------------------------------------------------------------
                                          JUNE 30, 1997(g)       1996         1995         1994        1993       1992(A)
                                          -----------------   ----------   ----------   ----------   ---------   ----------
Net asset value, beginning of period....        $2.471            $2.160       $1.808       $1.797      $1.682      $1.684
                                               -------        ----------   ----------   ----------   ---------   ----------
Income from investment operations:
    Net investment income (loss)........            --             (.002)       (.003)          --        .001       .004
    Net gains or losses on securities
     (both realized and unrealized).....          .261              .374         .406         .039        .167       .078
                                               -------        ----------   ----------   ----------   ---------   ----------
        Total from investment
         operations.....................          .261              .372         .403         .039        .168       .082
                                               -------        ----------   ----------   ----------   ---------   ----------
Less distributions:
    Dividends from net investment
     income.............................            --                --           --        (.002)      (.005)     (.009)
    Distributions from capital gains....         (.241)            (.061)       (.051)       (.026)      (.048)     (.075)
                                               -------        ----------   ----------   ----------   ---------   ----------
        Total distributions.............         (.241)            (.061)       (.051)       (.028)      (.053)     (.084)
                                               -------        ----------   ----------   ----------   ---------   ----------
Net asset value, end of period..........        $2.491            $2.471       $2.160       $1.808      $1.797     $1.682
                                               -------        ----------   ----------   ----------   ---------   ----------
                                               -------        ----------   ----------   ----------   ---------   ----------
Total return (b)........................          12.0%(f)          17.6%        22.8%         2.3%       10.4%       5.0%
Net assets, end of period (in
  thousands)............................      $250,049        $  214,468   $  163,520   $  115,607   $  84,840   $ 52,365
Ratio of expenses to average daily net
  assets (c)............................           .82%(e)           .85%         .80%         .83%        .86%       .90%
Ratio of net investment income (loss) to
  average daily net assets (c)..........          (.02)%(e)         (.09)%       (.15)%       (.09)%       .12%       .42%
Portfolio turnover rate (excluding
  short-term securities)................          34.3%             62.9%        51.1%        68.4%       95.9%     138.8%
Average commission rate on common stock
  transactions (d)......................      $  .0570        $    .0625          N/A          N/A         N/A        N/A

------------------------
(a) On October 1, 1992, the Portfolio entered into a new sub-advisory agreement with Winslow Capital Management, Inc. to perform sub-advisory services for the portfolio. Prior to October 1, 1992, the portfolio had a sub-advisory agreement with Alliance Capital Management L.P. for sub-advisory services.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Minnesota Mutual voluntarily absorbed $16,612 in expenses for the year ended December 31, 1992. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .94% and the ratio of net investment income to average daily net asset would have been .38%.
(d) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(e)  Adjusted to an annual basis.
(f) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(g) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

INTERNATIONAL STOCK PORTFOLIO

                                                                                                                PERIOD FROM
                                 PERIOD FROM                                                                    MAY 1, 1992
                               JANUARY 1, 1997                     YEAR ENDED DECEMBER 31,                          TO
                                 TO JUNE 30,     -----------------------------------------------------------   DECEMBER 31,
                                   1997(h)           1996           1995           1994            1993           1992(a)
                               ----------------  -------------  -------------  -------------   -------------  ---------------
Net asset value, beginning of
  period......................       $1.597             $1.410         $1.235         $1.310           $.919       $1.000
                                    -------      -------------  -------------  -------------          ------       ------
Income from investment
  operations:
    Net investment income.....         .015               .030           .033           .011            .016         .010
    Net gains or losses on
     securities (both realized
     and unrealized)..........         .190               .238           .142          (.015)           .389        (.077)
                                    -------      -------------  -------------  -------------          ------       ------
        Total from investment
         operations...........         .205               .268           .175          (.004)           .405        (.067)
                                    -------      -------------  -------------  -------------          ------       ------
Less distributions:
    Dividends from net
     investment income........        (.047)             (.039)            --          (.029)          (.007)       (.010)
    Excess distributions of
     net investment income....           --                 --             --             --              --        (.002)
    Tax return of capital.....           --                 --             --          (.001)             --           --
    Distributions from capital
     gains....................           --              (.042)            --          (.041)          (.007)          --
    Excess distributions of
     net realized gains.......        (.023)                --             --             --              --        (.002)
                                    -------      -------------  -------------  -------------          ------       ------
        Total distributions...        (.070)             (.081)            --          (.071)          (.014)       (.014)
                                    -------      -------------  -------------  -------------          ------       ------
Net asset value, end of
  period......................       $1.732             $1.597         $1.410         $1.235          $1.310        $.919
                                    -------      -------------  -------------  -------------          ------       ------
                                    -------      -------------  -------------  -------------          ------       ------
Total return (b)..............         13.7%(g)           19.8%          14.2%           (.3)%          44.2%        (6.8)%(d)
Net assets, end of period (in
  thousands)..................     $270,916        $   213,608    $   140,770    $   107,490     $    61,106    $  17,401
Ratio of expenses to average
  daily net assets (c)........         1.00%(e)           1.06%          1.04%          1.24%           1.55%        2.00%(e)
Ratio of net investment income
  to average daily net assets
  (c).........................         2.78%(e)           2.53%          2.69%          1.68%           1.04%        2.10%(e)
Portfolio turnover rate
  (excluding short-term
  securities).................         57.1%              11.5%          20.3%          12.9%           12.7%        11.7%
Average commission rate on
  common stock transactions
  (f).........................     $  .0068        $     .0160            N/A            N/A             N/A          N/A

--------------------------
(a) The inception of the Portfolio was January 21, 1992. However, operations did not commence until May 1, 1992 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Minnesota Mutual voluntarily absorbed $8,450 in expenses for the period from May 1, 1992 to December 31, 1992. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.09% and the ratio of net investment income to average daily net assets would have been 2.01%.
(d) Total return presented for the period from May 1, 1992, commencement of operations, to December 31, 1992.
(e)  Adjusted to an annual basis.
(f) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold. The comparability of this information may be effected by the fact that commission rates per share vary significantly among foreign countries.
(g) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(h) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

SMALL COMPANY PORTFOLIO

                                                                                                        PERIOD FROM
                                             PERIOD FROM                                                MAY 3, 1993
                                           JANUARY 1, 1997            YEAR ENDED DECEMBER 31,                TO
                                             TO JUNE 30,        -----------------------------------     DECEMBER 31,
                                               1997(h)            1996          1995         1994         1993(a)
                                          -----------------     ---------     --------     --------     ------------
Net asset value, beginning of period....  $       1.535            $1.602       $1.226       $1.157          $1.000
                                                -------         ---------     --------     --------          ------
Income from investment operations:
    Net investment income...............           .001              .004         .002         .002              --
    Net gains or losses on securities
     (both realized and unrealized).....           .074              .097         .392         .069            .173
                                                -------         ---------     --------     --------          ------
        Total from investment
         operations.....................           .075              .101         .394         .071            .173
                                                -------         ---------     --------     --------          ------
Less distributions:
    Dividends from net investment
     income.............................             --             (.004)       (.002)       (.002)             --
    Distributions from net realized
     gains..............................             --             (.164)       (.016)          --           (.015)
    Excess distributions of net realized
     gains..............................             --                --           --           --           (.001)
                                                -------         ---------     --------     --------          ------
        Total distributions.............             --             (.168)       (.018)       (.002)          (.016)
                                                -------         ---------     --------     --------          ------
Net asset value, end of period..........         $1.610            $1.535       $1.602       $1.226          $1.157
                                                -------         ---------     --------     --------          ------
                                                -------         ---------     --------     --------          ------
Total return (b)........................            4.9%(g)           6.5%        32.1%         6.2%           17.4%(c)
Net assets, end of period (in
  thousands)............................  $     168,682         $ 144,544     $ 98,895     $ 51,105         $13,043
Ratio of expenses to average daily net
  assets (d)............................            .83%(e)           .81%         .84%         .90%            .90%(e)
Ratio of net investment income (loss) to
  average daily net assets (d)..........            .18%(e)           .24%         .15%         .24%           (.02)%(e)
Portfolio turnover rate (excluding
  short-term securities)................           28.8%             74.4%        61.3%        28.1%           34.9%
Average commission rate on common stock
  transactions (f)......................  $       .0501         $   .1045          N/A          N/A             N/A

------------------------

(a) The inception of the Portfolio was January 26, 1993. However, operations did not commence until May 3, 1993 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 3, 1993, commencement of operations, to December 31, 1993.
(d) Minnesota Mutual voluntarily absorbed $9,532 and $30,330 in expenses for the year ended December 31, 1994 and the period from May 3, 1993 to December 31, 1993. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .92% and 1.58%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .21% and (.70%), respectively.
(e)  Adjusted to an annual basis.
(f) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(g) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(h) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 1998 PORTFOLIO

                                                                PERIOD FROM                                     PERIOD FROM
                                                                 JANUARY 1,        YEAR ENDED DECEMBER 31,      MAY 2, 1994
                                                                  1997 TO                                            TO
                                                                  JUNE 30,         -----------------------      DECEMBER 31,
                                                                  1997(g)            1996          1995           1994(a)
                                                              ----------------     ---------     ---------     --------------
Net asset value, beginning of period........................       $1.080            $ 1.038       $  .945         $ .989
                                                                    -----          ---------     ---------          -----
Income from investment operations:
  Net investment income.....................................         .031               .058          .059           .043
  Net gains or losses on securities (both realized and
   unrealized)..............................................        (.002)             (.015)         .092          (.043)
                                                                    -----          ---------     ---------          -----
    Total from investment operations........................         .029               .043          .151             --
                                                                    -----          ---------     ---------          -----
Less distributions:
  Dividends from net investment income......................        (.058)             (.001)        (.058)         (.044)
  Distributions from net realized gains.....................        (.003)                --            --             --
                                                                    -----          ---------     ---------          -----
    Total distributions.....................................        (.061)             (.001)        (.058)         (.044)
                                                                    -----          ---------     ---------          -----
Net asset value, end of period..............................       $1.048             $1.080        $1.038          $.945
                                                                    -----          ---------     ---------          -----
                                                                    -----          ---------     ---------          -----
Total return (b)............................................          2.7%(f)            4.1%         16.0%            .1%(c)
Net assets, end of period (in thousands)....................       $6,481            $ 6,099       $ 5,057         $3,402
Ratio of expenses to average daily net assets (d)...........          .20%(e)            .20%          .20%           .20%(e)
Ratio of net investment income to average daily net assets
  (d).......................................................         6.11%(e)           6.19%         6.22%          6.45%(e)
Portfolio turnover rate (excluding short-term securities)...         15.3%              18.1%          9.0%            --

------------------------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $15,656, $27,510, $22,794 and $21,714 in expenses for the period from January 1, 1997 to June 30, 1997, the years ending December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average net assets would have been .71%, .72%, .72%, and 1.12%, respectively and the ratio of net investment income to average daily net assets would have been 5.59%, 5.67%, 5.70% and 5.53%, respectively.
(e)  Adjusted to an annual basis.
(f) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(g) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                                                                                                PERIOD FROM
                                                                PERIOD FROM        YEAR ENDED DECEMBER 31,      MAY 2, 1994
                                                              JANUARY 1, 1997                                        TO
                                                                     TO            -----------------------      DECEMBER 31,
                                                              JUNE 30, 1997(g)       1996          1995           1994(a)
                                                              ----------------     ---------     ---------     --------------
Net asset value, beginning of period........................       $1.049            $ 1.091       $  .932         $ .977
                                                                    -----          ---------     ---------          -----
Income from investment operations:
  Net investment income.....................................         .033               .061          .072           .047
  Net gains or losses on securities (both realized and
   unrealized)..............................................        (.012)             (.042)         .161          (.044)
                                                                    -----          ---------     ---------          -----
    Total from investment operations........................         .021               .019          .233           .003
                                                                    -----          ---------     ---------          -----
Less distributions:
  Dividends from net investment income......................           --              (.061)        (.072)         (.048)
  Tax return of capital.....................................           --                 --         (.002)            --
  Distributions from net realized gains.....................        (.008)                --            --             --
                                                                    -----          ---------     ---------          -----
    Total distributions.....................................        (.008)             (.061)        (.074)         (.048)
                                                                    -----          ---------     ---------          -----
Net asset value, end of period..............................       $1.062             $1.049        $1.091          $.932
                                                                    -----          ---------     ---------          -----
                                                                    -----          ---------     ---------          -----
Total return (b)............................................          2.1%(f)            1.7%         25.0%            .3%(c)
Net assets, end of period (in thousands)....................       $3,759            $ 3,900       $ 3,049         $2,575
Ratio of expenses to average daily net assets (d)...........          .20%(e)            .20%          .20%           .20%(e)
Ratio of net investment income to average daily net assets
  (d).......................................................         6.33%(e)           6.52%         6.52%          7.18%(e)
Portfolio turnover rate (excluding short-term securities)...         19.5%              21.9%           --           11.6%

------------------------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $16,862, $31,158, $24,709 and $23,298 in expenses for the period from January 1, 1997 to June 30, 1997, the years ending December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.09%, 1.14%, 1.06% and 1.52%, respectively, and the ratio of net investment income to average daily net assets would have been 5.44%, 5.58%, 5.66% and 5.86%, respectively.
(e)  Adjusted to an annual basis.
(f) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(g) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                                                                          PERIOD FROM
                                                                 PERIOD FROM      YEAR ENDED DECEMBER     MAY 2, 1994
                                                               JANUARY 1, 1997            31,                 TO
                                                                     TO           -------------------    DECEMBER 31,
                                                              JUNE 30, 1997(g)      1996       1995         1994(a)
                                                              -----------------   --------   --------   ---------------
Net asset value, beginning of period........................         $1.094       $  1.174   $   .923        $ .970
                                                                      -----       --------   --------         -----
Income from investment operations:
    Net investment income...................................           .034           .064       .069          .047
    Net gains or losses on securities (both realized and
     unrealized)............................................          (.012)         (.078)      .251         (.046)
                                                                      -----       --------   --------         -----
        Total from investment operations....................           .022          (.014)      .320          .001
                                                                      -----       --------   --------         -----
Less distributions:
    Dividends from net investment income....................          (.001)         (.064)     (.069)        (.048)
    Distributions from net realized gains...................          (.015)         (.002)        --            --
                                                                      -----       --------   --------         -----
        Total distributions.................................          (.016)         (.066)     (.069)        (.048)
                                                                      -----       --------   --------         -----
Net asset value, end of period..............................         $1.100         $1.094     $1.174         $.923
                                                                      -----       --------   --------         -----
                                                                      -----       --------   --------         -----
Total return (b)............................................            2.0%(f)       (1.2)%     34.7%           .1%(c)
Net assets, end of period (in thousands)....................         $3,284       $  3,095   $  2,570        $1,860
Ratio of expenses to average daily net assets (d)...........            .40%(e)        .40%       .40%          .40%(e)
Ratio of net investment income to average daily net assets
  (d).......................................................           6.37%(e)       6.43%      6.56%         7.45%(e)
Portfolio turnover rate (excluding short-term securities)...           21.6%          25.7%      10.0%           --

------------------------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $17,032, $31,536, $25,199 and $24,803 in expenses for the period from January 1, 1997 to June 30, 1997, the years ending December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.21%, 1.58%, 1.56% and 2.37%, respectively, and the ratio of net investment income to average daily net assets would have been 5.29%, 5.25%, 5.40% and 5.48%, respectively.
(e)  Adjusted to an annual basis.
(f) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(g) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                           PERIOD FROM
                                            JANUARY 1,                                  PERIOD FROM
                                               1997               YEAR ENDED            MAY 2, 1994
                                                TO               DECEMBER 31,                TO
                                             JUNE 30,        ---------------------      DECEMBER 31,
                                             1997(g)           1996         1995          1994(a)
                                          --------------     --------     --------     --------------
Net asset value, beginning of period....      $1.172         $  1.214     $   .910         $ .962
                                               -----         --------     --------          -----
Income from investment operations:
    Net investment income...............        .038             .049         .070           .049
    Net gains or losses on securities
     (both realized and unrealized).....       (.020)           (.090)        .304          (.052)
                                               -----         --------     --------          -----
        Total from investment
         operations.....................        .020            (.041)        .374          (.003)
                                               -----         --------     --------          -----
Less distributions:
    Dividends from net investment
     income.............................       (.054)           (.001)       (.070)         (.049)
    Distributions from net realized
     gains..............................       (.011)              --           --             --
                                               -----         --------     --------          -----
        Total distributions.............       (.065)           (.001)       (.070)         (.049)
                                               -----         --------     --------          -----
Net asset value, end of period..........      $1.125           $1.172       $1.214          $.910
                                               -----         --------     --------          -----
                                               -----         --------     --------          -----
Total return (b)........................         1.9%(f)         (3.4)%       41.2%           (.3)%(c)
Net assets, end of period (in
  thousands)............................      $2,611         $  2,813     $  1,384         $1,071
Ratio of expenses to average daily net
  assets (d)............................         .40%(e)          .40%         .40%           .40%(e)
Ratio of net investment income to
  average daily net assets (d)..........        6.48%(e)         6.40%        6.58%          7.79%(e)
Portfolio turnover rate (excluding
  short-term securities)................        50.6%            71.0%          --           14.5%

------------------------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $18,085, $33,042, $26,308 and $25,888 in expenses for the period from January 1, 1997 to June 30, 1997, the years ending December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.86%, 2.18%, 2.68% and 4.01%, respectively, and the ratio of net investment income to average daily net assets would have been 5.02%, 4.62%, 4.30% and 4.18%, respectively.
(e)  Adjusted to an annual basis.
(f) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(g) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

VALUE STOCK PORTFOLIO

                                                                                                          PERIOD FROM
                                                                  PERIOD FROM            YEAR ENDED       MAY 2, 1994
                                                                JANUARY 1, 1997         DECEMBER 31,           TO
                                                                      TO            --------------------  DECEMBER 31,
                                                               JUNE 30, 1997(h)       1996       1995       1994(a)
                                                             ---------------------  ---------  ---------  ------------
Net asset value, beginning of period........................ $           1.591        $ 1.312    $ 1.044    $1.010
                                                                       -------      ---------  ---------    ------
Income from investment operations:
    Net investment income...................................              .010           .013       .010      .008
    Net gains or losses on securities (both realized and
     unrealized)............................................              .247           .389       .331      .038
                                                                       -------      ---------  ---------    ------
        Total from investment operations....................              .257           .402       .341      .046
                                                                       -------      ---------  ---------    ------
Less distributions:
    Dividends from net investment income....................                --          (.013)     (.010)    (.009)
    Distributions from net realized gains...................             (.026)         (.110)     (.063)    (.003)
                                                                       -------      ---------  ---------    ------
        Total distributions.................................             (.026)         (.123)     (.073)    (.012)
                                                                       -------      ---------  ---------    ------
Net asset value, end of period..............................            $1.820         $1.591     $1.312    $1.044
                                                                       -------      ---------  ---------    ------
                                                                       -------      ---------  ---------    ------
Total return (b)............................................              16.2%          31.0%      33.0%      4.6%(c)
Net assets, end of period (in thousands).................... $         154,573        $97,187    $31,825    $8,771
Ratio of expenses to average daily net assets (d)...........               .82%(e)        .83%       .89%      .90%(e)
Ratio of net investment income to average daily net assets
  (d).......................................................              1.22%(e)       1.28%      1.25%     2.07%(e)
Portfolio turnover rate (excluding short-term securities)...              55.8%          88.6%     164.2%     49.5%
Average commission rate on common stock transactions (f).... $           .0554        $ .0672        N/A       N/A

------------------------
(a) The inception of the Portfolio was January 18, 1994. However, operations did not commence until May 2, 1994 when shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $11,610 and $22,503 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95% and 1.56%, respectively, and the ratio of net investment income to average daily net assets would have been 1.19% and 1.41%, respectively.
(e)  Adjusted to an annual basis.
(f) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.
(g) Total return is presented for the period from January 1, 1997 to June 30, 1997.
(h) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

SHAREHOLDER VOTING RESULTS

    On April 24, 1997, a regular shareholder meeting was held. Shareholders of record on March 3, 1997 were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                                        VOTES          VOTES
     DIRECTOR                                            FOR          WITHHELD
--------------------------------------------------  -------------    ----------
    Paul H. Gooding...............................  1,011,438,557    34,516,517
    Frederick P. Feuerherm........................  1,011,438,557    34,516,517
    Ralph D. Ebbott...............................  1,009,346,647    34,608,428
    Ellen S. Berscheid............................  1,009,346,647    34,608,428
    Charles E. Arner..............................  1,007,254,736    38,700,338

                                                                                VOTES           VOTES           VOTES
                                                                                 FOR           AGAINST        WITHHELD
                                                                            -------------   -------------   -------------
(2)  To ratify or reject the selection of KPMG Peat Marwick LLP by the
    Board of Directors as the independent certified public accountant for
    the Fund for the year ending December 31, 1997........................    989,473,500      11,505,506      44,976,068
                                                                            -------------   -------------   -------------
                                                                            -------------   -------------   -------------

(3)  To approve or reject the amendment to Article I of the Articles of
    Incorporation, changing the name of the Fund from MIMLIC Series Fund,
    Inc. to Advantus Series Fund, Inc.....................................    296,719,962      14,030,590      19,273,439
                                                                            -------------   -------------   -------------
                                                                            -------------   -------------   -------------

(4)  To approve or disapprove the amendment to Article IV of the Articles of Incorporation increasing the total number of shares authorized for issue in the Fund and establishing share allocation among the existing
    Portfolios............................................................    290,222,102      14,403,155      25,725,391
                                                                            -------------   -------------   -------------
                                                                            -------------   -------------   -------------

(5) To approve or disapprove the Investment Advisory Agreement by and between Advantus Series Fund, Inc. and Advantus Capital Management,
    Inc., as approved by the Directors of the Fund on January 14, 1997.

                                                                                VOTES           VOTES           VOTES
                                                                                 FOR           AGAINST        WITHHELD
                                                                            -------------   -------------   -------------

    Growth................................................................     96,185,726       5,056,744       6,347,828
    Bond..................................................................     91,317,964       2,508,735       6,522,712
    Money Market..........................................................     46,762,465         711,603       3,354,699
    Asset Allocation......................................................    203,008,514       6,036,597      14,532,548
    Mortgage Securities...................................................     56,783,428       1,526,094       5,277,743
    Index 500.............................................................     81,484,147       2,057,229       5,903,352
    Capital Appreciation..................................................     80,550,917       2,395,237       5,766,310
    International Stock...................................................    126,139,021       3,619,884       9,467,388
    Small Company.........................................................     89,666,259       3,031,248       5,084,673
    Maturing Government Bond 1998.........................................      5,557,210          51,775         143,820
    Maturing Government Bond 2002.........................................      3,476,033          41,203         228,489
    Maturing Government Bond 2006.........................................      2,772,884          55,167          75,492
    Maturing Government Bond 2010.........................................      1,975,594          79,024         140,487
    Value Stock...........................................................     65,481,234       1,615,953       3,161,648

(6)  To approve or disapprove the proposed Manager of
    Managers Structure of the Fund and its Portfolios, as
    approved by the Directors of the Fund on January 14,
    1997.
                                                                 VOTES           VOTES           VOTES
                                                                  FOR           AGAINST        WITHHELD
                                                             -------------   -------------   -------------

    Growth.................................................     92,742,836       6,778,189       8,069,272
    Bond...................................................     89,612,024       2,910,133       7,827,254
    Money Market...........................................     44,881,800       1,270,719       4,676,246
    Asset Allocation.......................................    199,431,272       7,825,218      16,321,169
    Mortgage Securities....................................     56,083,968       1,716,856       5,786,441
    Index 500..............................................     78,532,471       4,025,013       6,887,244
    Capital Appreciation...................................     77,978,255       3,548,499       7,185,710
    International Stock....................................    122,379,911       5,290,599      11,555,782
    Small Company..........................................     87,808,398       3,324,594       6,649,188
    Maturing Government Bond 1998..........................      5,568,716          51,775         132,315
    Maturing Government Bond 2002..........................      3,491,016          41,203         213,506
    Maturing Government Bond 2006..........................      2,717,716          72,589         113,238
    Maturing Government Bond 2010..........................      1,953,643          92,194         149,267
    Value Stock............................................     64,146,316       2,037,506       4,075,012

(7)  To approve or disapprove the Investment Sub-Advisory
    Agreement by and between Advantus Capital Management,
    Inc. and Winslow Capital Management, Inc...............    947,635,297      28,240,787      70,078,990
                                                             -------------   -------------   -------------
                                                             -------------   -------------   -------------

(8)  To approve or disapprove the Investment Sub-Advisory
    Agreement by and between Advantus Capital Management,
    Inc. and Templeton Investment Counsel, Inc.............    960,186,758      26,148,877      59,619,439
                                                             -------------   -------------   -------------
                                                             -------------   -------------   -------------

       This offering is available through a registered representative of MIMLIC Sales Corporation, a registered broker/dealer. MIMLIC Sales is a subsidiary of Minnesota Mutual.

  THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS
    SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (A) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (B) THE CURRENT VARIABLE
     ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE
       REPORT, GROUP VARIABLE ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO
          PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE
             ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL
                      POLICY VALUES REPORT, RESPECTIVELY.

                                   [LOGO]

                                   MIMLIC SALES CORPORATION

                                   400 ROBERT STREET NORTH
                                   ST. PAUL, MN 55101-2098
                                   1-800-443-3677


THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
400 ROBERT STREET NORTH                                          BULK RATE
ST. PAUL, MN 55101-2098                                      U.S. POSTAGE PAID
                                                                ST. PAUL, MN
                                                              PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

                                                        F. 34490 Rev. 8/1997